                            Metropolitan West Funds

                   [LOGO] Metropolitan West Asset Management

                               -----------------

                            INTERMEDIATE BOND FUND
                            TOTAL RETURN BOND FUND
                            LOW DURATION BOND FUND

                               -----------------

                                CLASS I SHARES

                               -----------------

                                  PROSPECTUS

                                 July 31, 2002

   This prospectus contains essential information for anyone considering an investment in these Funds.
    Please read this document carefully and retain it for future reference.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state or suggest otherwise.

                               -----------------

                    Metropolitan West Asset Management, LLC
                              Investment Adviser

                               -----------------

  For any additional information or questions regarding information contained herein, please call (800) 241-4671 www.mwamllc.com

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                         Page
                                                                         ----
  RISK/RETURN SUMMARY AND FUND EXPENSES.................................   3
    Intermediate Bond Fund..............................................   3
    Total Return Bond Fund..............................................   5
    Low Duration Bond Fund..............................................   8
  FURTHER INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES AND RISKS...  11
    General.............................................................  11
    Duration............................................................  11
    Portfolio Turnover..................................................  11
    Risks of Investing in Emerging Market and Other Foreign Securities..  11
    Currency Risk.......................................................  11
    Risks of Investing in Fixed-Income Securities.......................  11
    High Yield Risk.....................................................  12
    Unrated Securities..................................................  12
    Risks of Using Certain Derivatives..................................  12
    Liquidity Risk......................................................  12
    Mortgage-Backed and Other Asset-Backed Securities Risk..............  12
    Risks of Other Investment Techniques................................  13
  ADVISER PERFORMANCE -- PREDECESSOR ACCOUNTS...........................  14
    Low Duration Assets.................................................  14
  ORGANIZATION AND MANAGEMENT...........................................  15
    The Adviser.........................................................  15
    Portfolio Managers..................................................  15
    Management Fees and Other Expenses..................................  15
    The Transfer Agent and Administrator................................  15
    The Distributor.....................................................  16
    Other Share Classes.................................................  16
  HOW TO PURCHASE SHARES................................................  17
    Regular Purchases...................................................  17
    By Payment In Kind..................................................  17
    Purchases Through An Investment Broker or Dealer....................  17
    Net Asset Value.....................................................  17
  HOW TO REDEEM SHARES..................................................  19
    Regular Redemptions.................................................  19
    Exchanges of Shares.................................................  19
    Systematic Withdrawal Plan..........................................  19
    Telephone Transactions..............................................  19
    Payments............................................................  20
    Redemptions of Accounts Below Minimum Amount........................  20
    Reports to Shareholders.............................................  20
    Withholdings; Reporting.............................................  20
  DIVIDENDS AND TAX STATUS..............................................  21
  FINANCIAL HIGHLIGHTS..................................................  22
  PRIVACY POLICY........................................................  23

This prospectus describes only the Funds' Class I shares. Metropolitan West Funds also offers Class M shares of the Total Return Bond Fund and Low Duration Bond Fund. Class M shares have different fees and expenses and are offered in a separate prospectus.

--------------------------------------------------------------------------------
                     RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS -- INTERMEDIATE BOND FUND


OBJECTIVE

The INTERMEDIATE BOND FUND seeks to maximize current income, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of one to six years. The meaning of "duration" is explained below under "Further Information about Investment Objectives, Policies and Risks." The dollar-weighted average maturity of the Fund's portfolio is expected to range from three to seven years. The Fund's portfolio may include bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, money-market securities, swaps and other derivatives (including futures, options and credit default swaps), private placements and securities offered pursuant to Rule 144A of the Securities Act of 1933 ("Rule 144A Securities"). These investments may have interest rates that are fixed, variable or floating.

Under normal circumstances, the Fund will invest at least 90% of its net assets in securities rated investment grade by at least one of the nationally recognized statistical rating organizations. These are debt securities rated at least Baa3 by Moody's Investors Service ("Moody's"), BBB- by Standard & Poor's Ratings Group ("S&P") or BBB- by Fitch IBCA ("Fitch"), or A-2 by S&P, P-2 by Moody's or F-2 by Fitch for short-term debt obligations, or securities of comparable quality to investment grade securities as determined by the Adviser in the case of unrated securities. Up to 10% of the Fund's net assets may be invested in securities rated below investment grade but only if rated B or higher by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser.

The Fund may invest a portion of its assets in foreign securities (denominated in U.S. dollars or foreign currencies) including emerging market foreign securities.

PRINCIPAL INVESTMENT RISKS

Because the values of the Fund's investments will change with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments. The Adviser expects that this Fund will typically display lower changes in value, return and risk of loss than a longer-duration fixed-income fund.

The values of the Fund's investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund's investment portfolio, the greater the change in value.

The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

The value of the Fund's investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market debt securities tend to be of lower credit quality and subject to greater risk of default than higher rated securities from more developed markets.

PERFORMANCE -- INTERMEDIATE BOND FUND

Fund performance results have not been provided because the Fund has not been in operation for a full calendar year. The Lehman Intermediate Government Credit Index has been selected by the Adviser as the appropriate benchmark index for performance comparison purposes.

FEES AND EXPENSES -- INTERMEDIATE BOND FUND

As an investor in the Fund, you will pay the following expenses. The Fund has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

ANNUAL FUND OPERATING EXPENSES -- CLASS I
(FEES PAID FROM FUND ASSETS)

             Management Fees................................. 0.35%
             Rule 12b-1 Expenses............................. None
             Other Expenses.................................. 0.30%
                                                              ----
                    Total Annual Fund Operating Expenses..... 0.65%
                                                              ====
             Fee Reduction and/or Expense Reimbursement (1).. 0.21%
                                                              ----
                    Net Expenses............................. 0.44%
                                                              ====

----------
(1) The Adviser has contractually agreed to reduce its fees and/or absorb expenses, and to pay the Fund's distribution expenses to limit the Fund's total annual operating expenses (excluding interest, taxes and extraordinary expenses) to 0.44% of average daily net assets. This contract has a one-year term, renewable at the end of each fiscal year.

Example:

Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

   . $10,000 initial investment in the Fund

   . 5% annual return

   . redemption at the end of each period

   . no changes in the Fund's operating expenses

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1     3
                                   Year Years
                                   ---- -----
                                   $45  $187

--------------------------------------------------------------------------------
                     RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS -- TOTAL RETURN BOND FUND


OBJECTIVE

The TOTAL RETURN BOND FUND seeks to maximize long-term total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of two to eight years. The meaning of "duration" is explained below under "Further Information about Investment Objectives, Policies and Risks." The dollar-weighted average maturity of the Fund's portfolio is expected to range from two to fifteen years. The Fund's portfolio may include bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, money-market securities, swaps and other derivatives (including futures, options and credit default swaps), private placements and Rule 144A Securities. These investments may have interest rates that are fixed, variable or floating.

The Adviser will concentrate the Fund's portfolio holdings in areas of the bond market (based on quality, sector, coupon or maturity) that the Adviser believes to be relatively undervalued.

Under normal circumstances, the Fund will invest at least 80% of its net assets in investment grade securities. These are debt securities rated at least Baa3 by Moody's, BBB- by S&P or BBB- by Fitch, or A-2 by S&P, P-2 by Moody's or F-2 by Fitch for short-term debt obligations, or securities of comparable quality to investment grade securities as determined by the Adviser in the case of unrated securities. Up to 20% of the Fund's net assets may be invested in securities rated below investment grade but rated B or higher by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser. The Fund may invest a portion of its assets in foreign securities (denominated in U.S. dollars or foreign currencies), including emerging market foreign securities.

PRINCIPAL INVESTMENT RISKS

Because the values of the Fund's investments will change with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments. This Fund has the potential for greater return and loss than a shorter duration fund like the LOW DURATION BOND FUND.

The values of the Fund's investments change in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund's investment portfolio, the greater the change in value. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

The value of the Fund's investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market debt securities tend to be of lower credit quality and subject to greater risk of default than higher rated securities from more developed markets.

PERFORMANCE -- TOTAL RETURN BOND FUND

The following bar chart and performance table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance table below compares the average annual returns of the Fund for one calendar year and the life of the Fund to the Lehman Brothers Aggregate Bond Index for the same periods. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade bonds.

Both charts assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                                    [CHART]


YEAR-BY-YEAR TOTAL RETURNS



 2001
------
+9.43%

During the period covered by this bar chart, the Fund's highest quarterly return was +4.44% for the quarter ended March 31, 2001 and the lowest quarterly return was -0.07% for the quarter ended December 31, 2001. The year-to-date total return as of June 30, 2002 was -2.92%.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 2001)

                                                             One     Since    Performance
                                                             Year  Inception   Inception
                                                            -----  --------- --------------
Total Return Bond Fund (Class I Shares)
   Return Before Taxes..................................... +9.43%   +9.94%  March 31, 2000
   Return After Taxes on Distributions..................... +5.84%   +6.11%  March 31, 2000
   Return After Taxes on Distributions and Sale of Fund
     Shares................................................ +5.72%   +6.04%  March 31, 2000
Lehman Brothers Aggregate Bond Index (reflects no deduction
  for expenses or taxes)................................... +8.42%  +10.12%  March 31, 2000

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES -- TOTAL RETURN BOND FUND

As an investor in the Fund, you will pay the following expenses. The Fund has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

ANNUAL FUND OPERATING EXPENSES -- CLASS I
(FEES PAID FROM FUND ASSETS)

             Management Fees................................. 0.35%
             Rule 12b-1 Expenses............................. None
             Other Expenses.................................. 0.12%
                                                              ----
                    Total Annual Fund Operating Expenses..... 0.47%
                                                              ====
             Fee Reduction and/or Expense Reimbursement (1).. 0.03%
                                                              ----
                    Net Expenses (1)......................... 0.44%
                                                              ====

----------
(1) The Adviser has contractually agreed to reduce its fees and/or absorb expenses, and to pay for the Fund's distribution expenses, to limit the Fund's total annual operating expenses (excluding interest, taxes and extraordinary expenses) to 0.44% of average daily net assets. This contract has a one-year term renewable at the end of each fiscal year. Expense information has been restated to reflect current fees.

Example:

Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

   . $10,000 initial investment in the Fund

   . 5% annual return

   . redemption at the end of each period

   . no changes in the Fund's operating expenses

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1     3     5    10
                             Year Years Years Years
                             ---- ----- ----- -----
                             $45  $148  $260  $588

--------------------------------------------------------------------------------
                     RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS -- LOW DURATION BOND FUND

OBJECTIVE

The LOW DURATION BOND FUND seeks to maximize current income, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of up to three years. The meaning of "duration" is explained below under "Further Information about Investment Objectives, Policies and Risks." The dollar-weighted average maturity of the Fund's portfolio is expected to range from one to five years. The Fund's portfolio may include bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, money-market securities, swaps and other derivatives (including futures, options and credit default swaps), private placements and Rule 144A Securities. These investments may have interest rates that are fixed, variable or floating.

Under normal circumstances, the Fund will invest at least 70% of its net assets in highly rated securities. These are debt securities rated at least A by Moody's, S&P or Fitch, or A-2 by S&P, P-2 by Moody's or F-2 by Fitch for short-term debt obligations, or securities of comparable quality to highly rated securities as determined by the Adviser in the case of unrated securities. Up to 30% of the Fund's net assets may be invested in securities rated below highly rated securities by all three of the nationally recognized statistical rating organizations. Of that amount, not more than 10% of the Fund's net assets may be invested in securities rated below investment grade (meaning at least BBB) provided they are rated B or higher by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser.

The Fund may invest a portion of its assets in foreign securities (denominated in U.S. dollars or foreign currencies) including emerging market foreign securities.

PRINCIPAL INVESTMENT RISKS

Because the values of the Fund's investments will change with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments. The Adviser expects that this Fund will typically display lower changes in value, return and risk of loss than a longer-duration fixed-income fund such as the TOTAL RETURN BOND FUND.

The values of the Fund's investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund's investment portfolio, the greater the change in value.

The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

The value of the Fund's investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market debt securities tend to be of lower credit quality and subject to greater risk of default than higher rated securities from more developed markets.

PERFORMANCE -- LOW DURATION BOND FUND

The following bar chart and performance table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance table below compares the average annual returns of the Fund for one calendar year and the life of the Fund to the Merrill Lynch 1-3 Year U.S. Treasury Index for the same periods. The Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index of all U.S. Treasury securities with maturities of 1-3 years.

Both charts assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                                    [CHART]

YEAR-BY-YEAR TOTAL RETURNS

2001
----
7.82%

During the period covered by this bar chart, the Fund's highest quarterly return was +3.13% for the quarter ended March 31, 2001 and the lowest quarterly return was +0.37% for the quarter ended December 31, 2001. The year-to-date total return as of June 30, 2002 was -1.92%.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 2001)

                                                                   One     Since    Performance
                                                                   Year  Inception   Inception
                                                                  -----  --------- --------------
Low Duration Bond Fund (Class I Shares)
   Return Before Taxes........................................... +7.82%   +7.79%  March 31, 2000
   Return After Taxes on Distributions........................... +4.99%   +4.64%  March 31, 2000
   Return After Taxes on Distributions and Sale of Fund Shares... +4.72%   +4.65%  March 31, 2000

Merrill Lynch 1-3 Year U.S. Treasury Index (reflects no deduction
  for expenses or taxes)......................................... +8.30%   +8.58%  March 31, 2000

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES -- LOW DURATION BOND FUND

As an investor in the Fund, you will pay the following expenses. The Fund has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

ANNUAL FUND OPERATING EXPENSES -- CLASS I
(FEES PAID FROM FUND ASSETS)

             Management Fees................................. 0.30%
             Rule 12b-1 Expenses............................. None
             Other Expenses.................................. 0.15%
                                                              ----
                    Total Annual Fund Operating Expenses..... 0.45%
                                                              ====
             Fee Reduction and/or Expense Reimbursement (1).. 0.06%
                                                              ----
                    Net Expenses (1)......................... 0.39%
                                                              ====

----------
(1) The Adviser has contractually agreed to reduce its fees and/or absorb expenses, and to pay for the Fund's distribution expenses, to limit the Fund's total annual operating expenses (excluding interest, taxes and extraordinary expenses) to 0.39% of average daily net assets. This contract has a one-year term, renewable at the end of each fiscal year. Expense information has been restated to reflect current fees.

Example:

Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

   . $10,000 initial investment in the Fund

   . 5% annual return

   . redemption at the end of each period

   . no changes in the Fund's operating expenses

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1     3     5    10
                             Year Years Years Years
                             ---- ----- ----- -----
                             $40  $138  $246  $561

--------------------------------------------------------------------------------
                           FURTHER INFORMATION ABOUT
                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
--------------------------------------------------------------------------------

GENERAL

The Fund descriptions set forth in the Risk/Return Summary section of this Prospectus are designed to help you choose the Fund that best fits your investment objective. You may want to pursue more than one objective by investing in more than one Fund. Each Fund's investment objective is a fundamental policy, which cannot be changed without the approval of a majority of the Fund's outstanding voting securities. There can be no assurance that any objective will be met. In addition, each Fund may use certain types of investments and investing techniques that are described in more detail in the Statement of Additional Information.

DURATION

The Funds each invest in a diversified portfolio of fixed-income securities of varying maturities with a different portfolio "duration." Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Traditionally, a fixed-income security's "term to maturity" has been used to determine the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a fixed-income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is used in the management of the Funds as a tool to measure interest rate risk. For example, a Fund with a portfolio duration of 2 years would be expected to change in value 2% for every 1% move in interest rates. For a more detailed discussion of duration, see "Investment Objectives and Policies -- Duration" in the Statement of Additional Information.

PORTFOLIO TURNOVER

Portfolio securities are sold whenever the Adviser believes it appropriate, regardless of how long the securities have been held. Each Fund's investment program emphasizes active portfolio management with a sensitivity to short-term market trends and price changes in individual securities. Accordingly, the Funds expect to take frequent trading positions, resulting in portfolio turnover that may exceed those of most investment companies of comparable size. Portfolio turnover generally involves some expense to the Funds, including brokerage commissions, dealer markups and other transaction costs, and may result in the recognition of capital gains that may be distributed to shareholders. Generally, portfolio turnover over 100% is considered high and increases these costs. The Adviser does not view turnover as an important consideration in managing the Funds and does not strive to limit portfolio turnover. See "Financial Highlights" for past turnover rates.

RISKS OF INVESTING IN EMERGING MARKET AND OTHER FOREIGN SECURITIES

Investments in emerging market and other foreign securities involve certain risk considerations not typically associated with investing in securities of U.S. issuers, including: (a) currency devaluations and other currency exchange rate fluctuations; (b) political uncertainty and instability; (c) more substantial government involvement in the economy; (d) higher rates of inflation; (e) less government supervision and regulation of the securities markets and participants in those markets; (f) controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; (g) greater price volatility, substantially less liquidity and significantly smaller capitalization of securities markets; (h) absence of uniform accounting and auditing standards;
(i) generally higher commission expenses; (j) delay in settlement of securities transactions; and (k) greater difficulty in enforcing shareholder rights and remedies.

CURRENCY RISK

Funds that invest in foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce the returns of the Funds.

RISKS OF INVESTING IN FIXED-INCOME SECURITIES

The Funds are subject primarily to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. The change in bond price depends on several factors, including the bond's maturity date.

In general, bonds with longer maturities are more sensitive to changes in interest rates than bonds with shorter maturities. Credit risk is the possibility that a bond issuer will fail to make timely payments of interest or principal to a Fund.

HIGH YIELD RISK

The Funds may invest a portion of their assets in non-investment grade debt securities, commonly referred to as "junk bonds." Low-rated and comparable unrated securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as speculative with respect to the issuer's capacity to pay interest and to repay principal. The market values of certain of these securities tend to be more sensitive to individual corporate development and changes in economic conditions than higher quality bonds. In addition, low-rated and comparable unrated securities tend to be less marketable than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and a Fund's ability to sell particular securities.

UNRATED SECURITIES

Each Fund may purchase unrated securities (which are not rated by a rating agency) if the Adviser determines that the security is of comparable quality to a rated security that a Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security's comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the Adviser's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

RISKS OF USING CERTAIN DERIVATIVES

Participation in the options or futures markets involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (i) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (ii) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (vi) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain "cover" or collateral securities in connection with futures transactions and certain options. The Fund could lose the entire amount it invests in futures. The loss from investing in other derivatives is potentially unlimited. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a Fund may invest.

LIQUIDITY RISK

A Fund's investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A Securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A Securities.

MORTGAGE-BACKED AND OTHER ASSET-BACKED SECURITIES RISK

Each Fund may invest in mortgage- or asset-backed securities. The value of some mortgage- or asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

RISKS OF OTHER INVESTMENT TECHNIQUES

The Adviser may cause a Fund to sell a debt or equity security short (that is, without owning it) and to borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Funds will not make total short sales exceeding 25% of the value of the respective Fund's assets. If the value of the security sold short increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.)

--------------------------------------------------------------------------------
                  ADVISER PERFORMANCE -- PREDECESSOR ACCOUNTS
--------------------------------------------------------------------------------

LOW DURATION ASSETS

Set forth in the table below is certain performance data provided by the Adviser relating to a performance record of the Adviser for at least six investment advisory accounts (the "Low Duration Accounts"), during the period August 1, 1996 through December 31, 1996, utilizing the specific investment approach specified for the LOW DURATION BOND FUND under the Fund's "Investment Objectives, Strategies and Risks." These performance data for the Adviser are not the performance results of any Fund in this prospectus. The Low Duration Accounts constituted all of the accounts managed by the Adviser that have an identical or substantially similar investment objective or investment approach as the LOW DURATION BOND FUND. The Low Duration Accounts were not subject to the same types of expenses to which the LOW DURATION BOND FUND is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the LOW DURATION BOND FUND by the Investment Company Act of 1940, as amended. From May 18, 1993 through July 31, 1996 performance data is for the Hotchkis and Wiley Low Duration Bond Fund that Tad Rivelle and Laird Landmann, now Managing Director-Chief Investment Officer and Managing Director of the Adviser, respectively, personally managed in their capacities as principals and Co-Directors of Fixed Income for Hotchkis and Wiley. The Low Duration Accounts and the Hotchkis and Wiley Low Duration Bond Fund are collectively called the "Low Duration Assets." The Low Duration Assets have been managed with investment objectives and investment policies and strategies substantially similar to those to be employed by Mr. Rivelle and Mr. Landmann in managing the LOW DURATION BOND FUND. The results presented are not intended to predict or suggest the return to be experienced by the LOW DURATION BOND FUND or the return an investor might achieve by investing in the LOW DURATION BOND FUND. Investors should not rely on the following performance data as an indication of future performance of the Adviser or of the LOW DURATION BOND FUND.

                      TOTAL RETURN OF LOW DURATION ASSETS
--------------------------------------------------------------------------------

                                                                         Year Ended December 31,
                          1996     August 1, 1996 --  January 1, 1996 -- ----------------------
                       (Full Year) December 31, 1996*   July 31, 1996     1995    1994   1993**
                       ----------- ------------------ ------------------  -----   ----   ------
Low Duration Assets
Performance Record....    6.67%           3.89%              2.68%       12.75%   5.23%   7.14%

Merrill Lynch 1-3 Year
U.S. Treasury Index...    4.98%           3.19%              1.75%       11.00%   0.57%   2.62%

--------------------------------------------------------------------------------
* Performance results for this period are for Low Duration Accounts which Mr. Rivelle and Mr. Landmann personally managed for Metropolitan West
   Securities, Inc., an affiliate of the Adviser, while the Adviser was in formation.

** From May 18, 1993

Please read the following important notes concerning the Low Duration Assets.

1. Performance before August 1, 1996 was calculated using the standard total return formula required by the Securities and Exchange Commission ("SEC") for all mutual funds.

2. The results for the Low Duration Accounts reflect both income and capital appreciation or depreciation (total return). Returns are time-weighted and net of all applicable fees and expenses.

3. Annual rate of return for the Low Duration Accounts is calculated using the modified Dietz method, which is defined as the portfolio gain (including all realized and unrealized gains and losses as well as all income) over the average capital for the period. Average capital is the beginning market value plus/minus weighted subscriptions/redemptions. Calculation is done monthly, but is subject to revaluation during the month when there is a cash flow that exceeds 10% of the beginning market value of the Low Duration Accounts.

4. The Merrill Lynch 1-3 year U.S. Treasury Index is an unmanaged index of U.S. Treasury securities with maturities of 1 to 3 years. The U.S. Treasury securities included in this Index will differ substantially from the securities in the Low Duration Fund.

Special Note Concerning Adviser Investment Returns: Investors should note that the Funds will compute and disclose their average annual compounded rate of return using the standard formula set forth in SEC rules, which differs in certain respects from returns for the Accounts noted above. The SEC total return calculation method calls for computation and disclosure of an average annual compounded rate of return for one, five and ten year periods or shorter periods from inception. The SEC formula provides a rate of return that equates a hypothetical initial investment of $1,000 to an ending redeemable value. The returns shown for the Accounts are net of advisory fees in accordance with the SEC calculation formula, which requires that returns shown for the Funds be net of advisory fees as well as all other applicable Fund operating expenses. Performance was calculated on a trade date basis.

--------------------------------------------------------------------------------
                          ORGANIZATION AND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISER

Metropolitan West Asset Management, LLC, with principal offices at 11766 Wilshire Blvd., Suite 1580, Los Angeles, California 90025, acts as the investment adviser to the Funds and generally administers the affairs of the Trust. The Adviser's website is www.mwamllc.com. Subject to the direction and control of the Board of Trustees, the Adviser supervises and arranges the purchase and sale of securities and other assets held in the portfolios of the Funds. The Adviser is a registered investment adviser organized in 1996. The Adviser managed approximately $18 billion of fixed-income investments as of June 30, 2002 on behalf of institutional clients and the Funds. The Adviser is majority-owned by its key executives, with a minority ownership stake held by Metropolitan West Financial, LLC ("MWF"), also a registered investment adviser.

PORTFOLIO MANAGERS

The portfolio managers who have day-to-day responsibility for the management of the Funds' portfolios are listed below, together with their biographical information for the past five years.

Tad Rivelle has been the Chief Investment Officer and a Managing Director with the Adviser since August 1996. From November 1992 until July 1996, Mr. Rivelle was a principal and Co-Director of Fixed Income with Hotchkis and Wiley in Los Angeles. Before then, he was a portfolio manager with PIMCO in Newport Beach, California. Mr. Rivelle manages the INTERMEDIATE BOND FUND, the TOTAL RETURN BOND FUND and the LOW DURATION BOND FUND.

Stephen Kane, CFA has been a portfolio manager with the Adviser since August 1996. From November 1995 until July 1996, Mr. Kane was a portfolio manager with Hotchkis and Wiley in Los Angeles. From July 1992 until October 1995 he was an account manager with PIMCO in Newport Beach, California. Before then, Mr. Kane was a Merchant Banking Associate with Union Bank in Los Angeles, California. Mr. Kane manages the TOTAL RETURN BOND FUND and the LOW DURATION BOND FUND.

Laird R. Landmann has been a Managing Director and portfolio manager with the Adviser since August 1996. From November 1992 until July 1996, Mr. Landmann was a principal and Co-Director of Fixed Income with Hotchkis and Wiley in Los Angeles. Before then, he was a portfolio manager with PIMCO in Newport Beach, California. Mr. Landmann manages the INTERMEDIATE BOND FUND, the TOTAL RETURN BOND FUND and the LOW DURATION BOND FUND.

David Lippman, JD has been a Managing Director and portfolio manager with the Adviser since October 2001. From October 2000 until September 2001, Mr. Lippman was Managing Director and Structured Products Sales Manager at Credit Suisse First Boston. From March 1996 until October 2000, he was Managing Director and Mortgage Sales Manager at Donaldson, Lufkin & Jenrette. Mr. Lippman manages the INTERMEDIATE BOND FUND, LOW DURATION BOND FUND and TOTAL RETURN BOND FUND.

MANAGEMENT FEES AND OTHER EXPENSES

Advisory Fees. Each Fund pays the Adviser a monthly fee for providing investment advisory services. The following fees are amounts paid to the Adviser for the fiscal year ended March 31, 2002 that include certain expense limitations and contractual waivers: 0.35% for the TOTAL RETURN BOND FUND and 0.30% for the LOW DURATION BOND FUND.

Under the Investment Advisory Agreement relating to all share classes of the INTERMEDIATE BOND FUND, the Fund pays the Adviser a fee, computed daily and paid monthly, at an annual rate of 0.35% of the average daily net assets of the Fund. The INTERMEDIATE BOND FUND (Class I) commenced operations on June 28, 2002.

The Investment Advisory Agreement permits the Adviser to recoup fees it did not charge and Fund expenses it paid provided that those amounts are recouped within three years of being reduced or paid. The Adviser may not recoup amounts that would make a Fund's total expenses exceed the applicable limit.

Compensation of Other Parties. The Adviser may in its discretion and out of its own funds compensate third parties for the sale and marketing of the Funds and for providing services to shareholders. The Adviser also may use its own funds to sponsor seminars and educational programs on the Funds for financial intermediaries and shareholders.

The Adviser also manages individual investment advisory accounts. The Adviser reduces the fees charged to individual advisory accounts by the amount of the investment advisory fee charged to that portion of the client's assets invested in any Fund.

The Investment Advisory Agreement permits the Adviser to allocate brokerage based on sales of shares of Funds managed by the Adviser. No such allocation has been made to date.

THE TRANSFER AGENT AND ADMINISTRATOR

PFPC Inc. ("PFPC") serves as transfer agent and administrator to the Trust and also provides accounting services pursuant to a Services Agreement. The business address of PFPC is 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

THE DISTRIBUTOR

PFPC Distributors, Inc., 3200 Horizon Drive, King of Prussia, PA 19406, serves as principal underwriter to the Trust pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the registration of shares of each Fund.

OTHER SHARE CLASSES

The Total Return Bond Fund and Low Duration Bond Fund also offer Class M shares. These other shares have different expenses which will result in different performance than Class I shares. Shares of both classes of each Fund otherwise have identical rights and vote together except for matters affecting only a specific class.

--------------------------------------------------------------------------------
                            HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

REGULAR PURCHASES

The minimum initial investment in each Fund is $3,000,000 ($50,000 for additional investments). The Trust and the Transfer Agent reserve the right to reject any order and to waive its minimum investment requirements for investments through certain fund networks or other financial intermediaries and for employees and affiliates of the Adviser or Trust. You may invest in any Fund by wiring the amount to be invested to Metropolitan West Funds.

      Wire to: Boston Safe Deposit & Trust
      ABA No. 01-10-01234 for PFPC
      Account No. 011835
      Credit: (Name of Fund)
      FBO: (Shareholder name and account number)

Your bank may impose a fee for investments by wire. The Fund or the Transfer Agent will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wires received after the close of the New York Stock Exchange will be considered received by the next business day.

To ensure proper credit, before wiring any funds you must call (800) 241-4671 to notify us of the wire and to get an account number assigned if the wire is an initial investment. Also, if the wire represents an initial investment, you must mail an application form, by regular mail, to the Transfer Agent at the following address:

      Metropolitan West Funds
      c/o PFPC Inc.
      211 South Gulph Road
      P.O. Box 61503
      King of Prussia, Pennsylvania 19406

You may also purchase shares by sending a check payable to Metropolitan West Funds, together with the Account Application form to the address above.

Checks should be drawn on a U.S. bank and must be payable in U.S. dollars. Shares of a Fund will be purchased by the Transfer Agent or an authorized sub-agent for your account at the net asset value next determined after receipt of your wire or check. If a check is not honored by your bank, you will be liable for any loss sustained by the Fund, as well as a $20 service charge imposed by the Transfer Agent. Forms for additional contributions by check or change of address are provided on account statements.

The Trust will only accept a check when the Trust is the primary payee. Third party checks will not be accepted for payment. The Trust may also accept orders from selected brokers, dealers and other qualified institutions, with payment made to the Fund at a later time. The Adviser is responsible for insuring that such payment is made on a timely basis. You may be charged a fee if you buy or sell Fund shares through a broker or agent.

Inquiries about your account should be directed to Metropolitan West Funds, c/o PFPC Inc., 211 South Gulph Road, P.O. Box 61503, King of Prussia, PA 19406.

The Trust does not consider the U.S. Postal Service or other independent delivery service to be its agent. Therefore, deposit in the mail or other service does not constitute receipt by the Transfer Agent.

BY PAYMENT IN KIND

In certain situations, Fund shares may be purchased by tendering payment in kind in the form of securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund's objective and otherwise acceptable to the Adviser. Prior to making such a purchase, you should call the Adviser to determine if the securities you wish to use to make a purchase are appropriate.

PURCHASES THROUGH AN INVESTMENT BROKER OR DEALER

You may buy and sell shares of the Funds through certain brokers (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Funds' Transfer Agent, and you will pay or receive the next price calculated by the Funds. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Funds may pay the broker or its agent for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectus.

NET ASSET VALUE

The net asset value per share of each Fund is determined on each day that the New York Stock Exchange is open for trading, as of the close of regular trading on the New York

Stock Exchange (usually 4:00 p.m., Eastern time). The net asset value per share is the value of the Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of a Fund's portfolio securities is determined on the basis of the market value of such securities or, if market quotations are not readily available, at fair value under guidelines established by the Trustees. Short-term investments maturing in less than 60 days are valued at amortized cost which the Board has determined to equal fair value. The daily net asset value may not reflect the closing market price for all futures contracts held by the Funds because the markets for certain futures will close shortly after the time net asset value is calculated. See "Net Asset Value" in the Statement of Additional Information for further information.

--------------------------------------------------------------------------------
                             HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

REGULAR REDEMPTIONS

You may redeem shares at any time by delivering instructions by regular mail to the Transfer Agent or selected brokers, dealers and other qualified institutions. If you would like to send a package via overnight mail services, send to Metropolitan West Funds, c/o PFPC Inc., 211 South Gulph Road, P.O. Box 61503, King of Prussia, Pennsylvania 19406.

The redemption request should identify the Fund and the account number, specify the number of shares or dollar amount to be redeemed and be signed by all registered owners exactly as the account is registered. Your request will not be accepted unless it contains all required documents. The shares will be redeemed at the net asset value next determined after receipt of the request by the Transfer Agent or other agent of the Funds. A redemption of shares is a sale of shares and you may realize a taxable gain or loss.

If the proceeds of any redemption (a) exceed $50,000, (b) are paid to a person other than the owner of record, or (c) are sent to an address or bank account other than shown on the Transfer Agents' records, the signature(s) on the redemption request must be a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP).

Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. If you have any questions, please contact the Funds in advance by calling (800) 241-4671.

Redemptions will be processed only on days during which the New York Stock Exchange is open for business. If you purchase shares by check or money order and later decide to sell them, your proceeds from that redemption will be withheld until the Funds are sure that your check has cleared. This could take up to 15 calendar days after your purchase order.

EXCHANGES OF SHARES

You are permitted to exchange your Class I shares in a Fund for Class I shares of other Funds in the Trust, provided that those shares may legally be sold in the state of your residence and you have selected the appropriate box on the Account Application. There is a $50,000 minimum to exchange into a Fund you currently own and a $3,000,000 minimum to invest in a new Fund. An exchange of shares is treated for Federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Shares exchanged for shares of another Fund will be priced at their respective net asset values.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan provides for automatic redemptions of at least $100,000 on a monthly, quarterly, semi-annual or annual basis via Automatic Clearing House (ACH). This electronic transfer could take three to five business days to settle. You may establish this plan by completing the appropriate section of the Account Application or by calling the Funds at (800) 241-4671. Notice of all changes concerning the plan must be received by PFPC at least two weeks prior to the next scheduled payment. Further information regarding this plan and its requirements can be obtained by contacting the Funds at (800) 241-4671.

TELEPHONE TRANSACTIONS

You may redeem shares by telephone and have the proceeds wired to the bank account as stated on the Transfer Agent's records. You may also exchange shares by telephone. In order to redeem or exchange shares by telephone, you must select the appropriate box on the Account Application. In order to arrange for telephone redemptions or exchanges or change payment instructions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Trust. The request must be signed by each shareholder of the account with the signature guarantees as described above. Once this feature has been requested, shares may be redeemed or exchanged by calling PFPC at (800) 241-4671 and giving the account name, account number, and amount of the redemption or exchange. Joint accounts require only one shareholder to call. If redemption proceeds are to be mailed or wired to the shareholder's bank account, the bank involved must be a commercial bank located within the United States.

If you redeem your shares by telephone and request wire payment, payment of the redemption proceeds will normally be made in Federal funds on the next business day. The redemption order must be received by the Transfer Agent before the relevant Fund's net asset value is calculated for the day. There may be a charge of up to $10 for all wire redemptions. IF YOU EFFECT TRANSACTIONS VIA WIRE TRANSFER YOU MAY BE REQUIRED TO PAY FEES, INCLUDING THE WIRE FEE AND OTHER FEES, THAT WILL BE DEDUCTED DIRECTLY FROM REDEMPTION PROCEEDS.

The Funds reserve the right to reject any telephone redemption or exchange request and the redemption or exchange privilege may be modified or terminated at any time on 30-days' notice to shareholders. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Trust and the Transfer Agent employ reasonable procedures specified by the Funds to confirm that such instructions are genuine. Among the procedures used to determine authenticity, if you are electing to redeem or exchange by telephone, you will be required to provide your account number or other identifying information. All such telephone transactions will be tape recorded and you will receive a confirmation in writing. The Trust may implement other procedures from time to time. If reasonable procedures are not implemented, the Trust and/or the Transfer Agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions. In periods of severe market or economic conditions, the telephone redemption or exchange of shares may be difficult to implement and you should redeem shares by writing to the Transfer Agent at the address listed above. If for any other reason you are unable to redeem or exchange by telephone, you should redeem or exchange shares by writing to the Transfer Agent at the address listed above.

PAYMENTS

After the Transfer Agent has received the redemption request and all proper documents, payment for shares tendered will generally be made within three business days. Payment may be delayed or made partly in-kind with marketable securities under unusual circumstances, as specified in the 1940 Act.

REDEMPTIONS OF ACCOUNTS BELOW MINIMUM AMOUNT

The Funds may redeem all of your shares at net asset value (calculated on the preceding business day) if the balance of your account falls below $3,000,000, as a result of a transfer or redemption (and not market fluctuations). The Funds will notify you in writing and you will have 60-days to increase your account balance before your shares are redeemed.

REPORTS TO SHAREHOLDERS

Each Fund's fiscal year ends on March 31. Each Fund will issue to its shareholders semi-annual and annual reports. In addition, you will receive monthly statements of the status of your accounts reflecting all transactions having taken place within that month. In order to reduce duplicate mailings and printing costs, the Trust will provide one annual or semi-annual report and annual prospectus per household. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

WITHHOLDINGS; REPORTING

The Funds may be required to withhold Federal income tax from proceeds of redemptions, if you are subject to backup withholding. Failure to provide a certified tax identification number at the time an account is opened will cause tax to be withheld. The Funds also may be required to report redemptions to the IRS.

--------------------------------------------------------------------------------
                           DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------


The Funds expect to declare dividends daily and pay them monthly to shareholders. Dividends on shares of the Funds will normally begin to accrue on the day after the trade date.

Distributions from net realized short-term gains, if any, and distributions from any net capital gains realized through October 31st of each year and not previously paid out will be paid out after that date. Each Fund may also pay supplemental distributions after the end of the Fund's fiscal year. Dividends and distributions are paid in full and fractional shares of each Fund based on the net asset value per share at the close of business on the ex-dividend date, unless you request, in writing to the Trust, payment in cash. The Trust will notify you after the close of its fiscal year of both the dollar amount and the tax status of that year's distributions.

All dividends from net investment income together with distributions of short-term capital gains will be taxable as ordinary income even though they may be paid to you in additional shares. Any net capital gains ("capital gains distributions") distributed are taxable as the relevant type of capital gains regardless of the length of time you have owned your shares. Dividends, interest and gains received by a Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes.

Distributions will be taxable in the year in which they are received, except for certain distributions received in January, which will be taxable as if received the prior December. You will be informed annually of the amount and nature of the Fund's distributions, including the portions, if any, that qualify for the dividends-received deduction, are capital gain distributions and are a return of capital.

Additional information about taxes is set forth in the Statement of Additional Information. The foregoing discussion has been prepared by the management of the Funds, and is not intended to be a complete description of all tax implications of an investment in a Fund. You should consult your own advisors concerning the application of Federal, state and local tax laws to your particular situations.

--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

                                                                 Total Return         Low Duration
                                                             Bond Fund -- Class I  Bond Fund -- Class I
Selected Per-Share Data                                      --------------------  ------------------
For the Year Ended March 31:*                                   2002       2001      2002       2001
-----------------------------                                ----------  --------  --------   --------
Net asset value, beginning of period........................ $    10.34  $  10.08  $  10.03   $   9.99
                                                             ----------  --------  --------   --------
Income from Investment Operations:
 Net investment income......................................       0.75      0.94      0.65       0.82
 Net realized and unrealized gain on investments and futures
   contracts................................................      (0.30)     0.26     (0.16)      0.04
                                                             ----------  --------  --------   --------
       Total from investment operations.....................       0.45      1.20      0.49       0.86
                                                             ----------  --------  --------   --------
Less Distributions:
 Dividends from net investment income.......................      (0.75)    (0.94)    (0.65)     (0.82)
 Distributions from net capital gains on investments........      (0.10)     0.00      0.00       0.00
                                                             ----------  --------  --------   --------
       Total Distributions..................................      (0.85)    (0.94)    (0.65)     (0.82)
                                                             ----------  --------  --------   --------
Net asset value, end of period.............................. $     9.94  $  10.34  $   9.87   $  10.03
                                                             ==========  ========  ========   ========
       Total return.........................................       4.51%    12.70%     4.94%      9.10%
Ratios/Supplemental Data:
 Net assets, end of period (in thousands)................... $1,106,907  $605,159  $327,473   $257,021
 Ratio of Expenses to Average Net Assets:
   Before expense reimbursement.............................       0.47%     0.50%     0.45%      0.46%
   After expense reimbursement..............................       0.44%     0.44%     0.39%      0.39%
 Ratio of Net Income to Average Net Assets:
   Before expense reimbursement.............................       7.32%     9.31%     6.34%      8.20%
   After expense reimbursement..............................       7.35%     9.37%     6.40%      8.27%
 Portfolio turnover rate....................................         78%      205%       26%        53%

----------

* Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

--------------------------------------------------------------------------------
                                PRIVACY POLICY
--------------------------------------------------------------------------------

The Funds collect non-public information about you from the following sources:

   . Information we receive about you on applications or other forms;

   . Information you may give us orally; and

   . Information about your transactions with us or others

We do not disclose any nonpublic personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We shall limit access to your personal account information to those agents of the Fund who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain safeguards to guard your nonpublic personal information.

If, at any time in the future, it is necessary to disclose any of your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure.

For more information about Metropolitan West Funds the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS

The Funds' annual and semiannual reports to shareholders contain detailed information about the Funds' portfolios. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

   The SAI provides more detailed information about the Funds, including operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

   You can get free copies of the reports and the SAI, or request other information and discuss your questions about the Funds, by contacting us at:

                            METROPOLITAN WEST FUNDS
                     11766 WILSHIRE BOULEVARD, SUITE 1580
                         LOS ANGELES, CALIFORNIA 90025
                                (800) 241-4671

   You can also review the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission (SEC). Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. In addition, you can get text-only copies:

   . For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.

   . Free from the EDGAR Database on the SEC's Website at http://www.sec.gov.

Investment Company Act File No. 811- 07989

                     Adviser:                  Custodian:

              Metropolitan West Asset
                  Management, LLC         The Bank of New York
             11766 Wilshire Boulevard,  100 Church Street, 10/th/
                    Suite 1580                    Floor
              Los Angeles, California
                       90025            New York, New York 10286
                  (310) 966-8900
                  www.mwamllc.com

                  Transfer Agent:         Independent Auditors:

                     PFPC Inc.            Deloitte & Touche LLP
                 211 S. Gulph Road       350 South Grand Avenue,
                                                Suite 200
                                         Los Angeles, California
                  P.O. Box 61503                  90071
                 King of Prussia,
              Pennsylvania 19406-0903
                  (800) 241-4671

                   Distributor:              Legal Counsel:

                                        Paul, Hastings, Janofsky
              PFPC Distributors, Inc.         & Walker LLP
                                         55 Second Street, 24th
                3200 Horizon Drive                Floor
                 King of Prussia,       San Francisco, California
              Pennsylvania 19406-0903             94105

                            Metropolitan West Funds

                   [LOGO] Metropolitan West Asset Management

                               -----------------

                    TOTAL RETURN BOND FUND - CLASS M SHARES
                    LOW DURATION BOND FUND - CLASS M SHARES
                              ALPHATRAK 500 FUND

                               -----------------


                                  PROSPECTUS

                                 July 31, 2002

                This prospectus contains essential information
             for anyone considering an investment in these Funds.
               Please read this document carefully and retain it
                             for future reference.

                    The Securities and Exchange Commission
               has not approved or disapproved these securities
          or passed upon the adequacy or accuracy of this Prospectus.
            It is a criminal offense to state or suggest otherwise.

                               -----------------

                    Metropolitan West Asset Management, LLC
                              Investment Adviser

                               -----------------

             For any additional information or questions regarding
           information contained herein, please call (800) 241-4671
                                www.mwamllc.com

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----
RISK/RETURN SUMMARY AND FUND EXPENSES......................................   3
  Total Return Bond Fund...................................................   3
  Low Duration Bond Fund...................................................   6
  AlphaTrak 500 Fund.......................................................   9
FURTHER INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES AND RISKS........  12
  General..................................................................  12
  Duration.................................................................  12
  Portfolio Turnover.......................................................  12
  Risks of Investing in Emerging Market and Other Foreign Securities.......  12
  Currency Risk............................................................  12
  Risks of Investing in Fixed-Income Securities............................  12
  High Yield Risk..........................................................  13
  Unrated Securities.......................................................  13
  Risks of Using Certain Derivatives.......................................  13
  Liquidity Risk...........................................................  13
  Mortgage-Backed and Other Asset-Backed Securities Risk...................  13
  Risks of Other Investment Techniques.....................................  14
ADVISER PERFORMANCE -- PREDECESSOR ACCOUNTS................................  15
  Low Duration Assets......................................................  15
  Enhanced Equity Index Assets.............................................  16
ORGANIZATION AND MANAGEMENT................................................  17
  The Adviser..............................................................  17
  Portfolio Managers.......................................................  17
  Management Fees and Other Expenses.......................................  17
  The Transfer Agent and Administrator.....................................  18
  The Distributor..........................................................  18
  Other Share Classes......................................................  18
HOW TO PURCHASE SHARES.....................................................  19
  Regular Purchases........................................................  19
  By Payment In Kind.......................................................  19
  By Automatic Investment Plan.............................................  19
  Purchases Through An Investment Broker or Dealer.........................  19
  Net Asset Value..........................................................  20
HOW TO REDEEM SHARES.......................................................  21
  Regular Redemptions......................................................  21
  Exchanges of Shares......................................................  21
  Systematic Withdrawal Plan...............................................  21
  Telephone Transactions...................................................  21
  Payments.................................................................  22
  Redemptions of Accounts Below Minimum Amount.............................  22
  Reports to Shareholders..................................................  22
  Withholdings; Reporting..................................................  22
DIVIDENDS AND TAX STATUS...................................................  23
FINANCIAL HIGHLIGHTS.......................................................  24
PRIVACY POLICY.............................................................  27

This prospectus describes only the Class M shares of the Total Return Bond Fund and the Low Duration Bond Fund. Metropolitan West Funds also offers Class I shares with different fees and expenses in a separate prospectus. The AlphaTrak 500 Fund's shares are undesignated.

--------------------------------------------------------------------------------
                     RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS -- TOTAL RETURN BOND FUND

OBJECTIVE

The TOTAL RETURN BOND FUND seeks to maximize long-term total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of two to eight years. The meaning of "duration" is explained below under "Further Information about Investment Objectives, Policies and Risks." The dollar-weighted average maturity of the Fund's portfolio is expected to range from two to fifteen years. The Fund's portfolio may include bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, money-market securities, swaps and other derivatives (including futures, options and credit default swaps), private placements and Rule 144A Securities. These investments may have interest rates that are fixed, variable or floating.

The Adviser will concentrate the Fund's portfolio holdings in areas of the bond market (based on quality, sector, coupon or maturity) that the Adviser believes to be relatively undervalued.

Under normal circumstances, the Fund will invest at least 80% of its net assets in investment grade securities. These are debt securities rated at least Baa3 by Moody's Investors Service ("Moody's"), BBB- by Standard & Poor's Ratings Group ("S&P") or BBB- by Fitch IBCA ("Fitch"), or A-2 by S&P, P-2 by Moody's or F-2 by Fitch for short-term debt obligations, or securities of comparable quality to investment grade securities as determined by the Adviser in the case of unrated securities. Up to 20% of the Fund's net assets may be invested in securities rated below investment grade but rated B or higher by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser. The Fund may invest a portion of its assets in foreign securities (denominated in U.S. dollars or foreign currencies), including emerging market foreign securities.

PRINCIPAL INVESTMENT RISKS

Because the values of the Fund's investments will change with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments. This Fund has the potential for greater return and loss than a shorter duration fund like the LOW DURATION BOND FUND.

The values of the Fund's investments change in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund's investment portfolio, the greater the change in value. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

The value of the Fund's investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market debt securities tend to be of lower credit quality and subject to greater risk of default than higher rated securities from more developed markets.

PERFORMANCE -- TOTAL RETURN BOND FUND

The following bar chart and performance table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows changes in the year-by-year returns of the Fund. The performance table compares the average annual returns of the Fund over time to the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment grade bonds.

Both charts assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                                    [CHART]



YEAR-BY-YEAR TOTAL RETURNS



1998    1999    2000    2001
----    ----    ----    ----
9.93%   1.72%   10.20%  9.19%

During the period covered by this bar chart, the Fund's highest quarterly return was +4.38% for the quarter ended March 31, 2001 and the lowest quarterly return was -0.23% for the quarter ended June 30, 1999. The year-to-date total return as of June 30, 2002 was -3.03%.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 2001)

                                                                 One     Since    Performance
                                                                 Year  Inception   Inception
                                                                -----  --------- --------------
Total Return Bond Fund -- Class M
   Return Before Taxes......................................... +9.19%   +8.99%  March 31, 1997
   Return After Taxes on Distributions......................... +5.71%   +5.49%  March 31, 1997
   Return After Taxes on Distributions and Sale of Fund Shares. +5.58%   +5.45%  March 31, 1997
 Lehman Brothers Aggregate Bond Index (reflects no deduction
   for expenses or taxes)...................................... +8.42%   +7.95%  March 31, 1997

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES -- TOTAL RETURN BOND FUND

As an investor in the Fund, you will pay the following expenses. The Fund has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

ANNUAL FUND OPERATING EXPENSES -- CLASS M
(FEES PAID FROM FUND ASSETS)

             Management Fees................................. 0.35%
             Rule 12b-1 Expenses (1)......................... 0.21%
             Other Expenses.................................. 0.12%
                                                              ----
                    Total Annual Fund Operating Expenses..... 0.68%
                                                              ====
             Fee Reduction and/or Expense Reimbursement (2).. 0.03%
                                                              ----
                    Net Expenses............................. 0.65%
                                                              ====

----------

(1) The Fund's 12b-1 Plan allows for payments up to 0.25% of the average daily net assets but the Adviser has undertaken to limit the 12b-1 expenses to 0.21% of average daily net assets for the current fiscal year.

(2) The Adviser has contractually agreed to reduce its fees and/or absorb expenses, and to pay a portion of the Fund's distribution expenses, to limit the Fund's total annual operating expenses (excluding interest, taxes and extraordinary expenses) to 0.65% of average daily net assets. This contract has a one-year term, renewable at the end of each fiscal year. Expense information has been restated to reflect current fees.

Example:

Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

   . $10,000 initial investment in the Fund

   . 5% annual return

   . redemption at the end of each period

   . no changes in the Fund's operating expenses

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1     3     5    10
                             Year Years Years Years
                             ---- ----- ----- -----
                             $66  $215  $376  $844

--------------------------------------------------------------------------------
                     RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS -- LOW DURATION BOND FUND

OBJECTIVE

The LOW DURATION BOND FUND seeks to maximize current income, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of up to three years. The meaning of "duration" is explained below under "Further Information about Investment Objectives, Policies and Risks." The dollar-weighted average maturity of the Fund's portfolio is expected to range from one to five years. The Fund's portfolio may include bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, money-market securities, swaps and other derivatives (including futures, options and credit default swaps), private placements and Rule 144A Securities. These investments may have interest rates that are fixed, variable or floating.

Under normal circumstances, the Fund will invest at least 70% of its net assets in highly rated securities. These are debt securities rated at least A by Moody's, S&P or Fitch, or A-2 by S&P, P-2 by Moody's or F-2 by Fitch for short-term debt obligations, or securities of comparable quality to highly rated securities as determined by the Adviser in the case of unrated securities. Up to 30% of the Fund's net assets may be invested in securities rated below highly rated securities by all three of the nationally recognized statistical rating organizations. Of that amount, not more than 10% of the Fund's net assets may be invested in securities rated below investment grade (meaning at least BBB) provided they are rated B or higher by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser.

The Fund may invest a portion of its assets in foreign securities (denominated in U.S. dollars or foreign currencies) including emerging market foreign securities.

PRINCIPAL INVESTMENT RISKS

Because the values of the Fund's investments will change with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments. The Adviser expects that this Fund will typically display lower changes in value, return and risk of loss than a longer-duration fixed-income fund such as the TOTAL RETURN BOND FUND.

The values of the Fund's investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund's investment portfolio, the greater the change in value.

The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

The value of the Fund's investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market debt securities tend to be of lower credit quality and subject to greater risk of default than higher rated securities from more developed markets.

PERFORMANCE -- LOW DURATION BOND FUND

The following bar chart and performance table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows changes in the year-by-year returns of the Fund. The performance table compares the average annual returns of the Fund over time to the Merrill Lynch 1-3 Year U.S. Treasury Index, an unmanaged index of all U.S. Treasury securities with maturities of 1-3 years.

Both charts assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                                    [CHART]


YEAR-BY-YEAR TOTAL RETURNS



1998     1999    2000    2001
----     ----    ----    ----
6.68%    6.23%   7.34%   7.61%

During the period covered by this bar chart, the Fund's highest quarterly return was +3.08% for the quarter ended March 31, 2001 and the lowest quarterly return was +0.32% for the quarter ended September 30, 1998. The year-to-date total return as of June 30, 2002 was -2.11%.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 2001)

                                                                 One     Since    Performance
                                                                 Year  Inception   Inception
                                                                -----  --------- --------------
Low Duration Bond Fund -- Class M
   Return Before Taxes......................................... +7.61%   +7.31%  March 31, 1997
   Return After Taxes on Distributions......................... +4.86%   +4.35%  March 31, 1997
   Return After Taxes on Distributions and Sale of Fund Shares. +4.60%   +4.37%  March 31, 1997
 Merrill Lynch 1-3 Year U.S. Treasury Index (reflects no
   deduction for expenses or taxes)............................ +8.30%   +6.79%  March 31, 1997

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES -- LOW DURATION BOND FUND

As an investor in the Fund, you will pay the following expenses. The Fund has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

ANNUAL FUND OPERATING EXPENSES -- CLASS M
(FEES PAID FROM FUND ASSETS)

             Management Fees................................. 0.30%
             Rule 12b-1 Expenses (1)......................... 0.19%
             Other Expenses.................................. 0.15%
                                                              ----
                    Total Annual Fund Operating Expenses..... 0.64%
                                                              ====
             Fee Reduction and/or Expense Reimbursement (2).. 0.06%
                                                              ----
                    Net Expenses............................. 0.58%
                                                              ====

----------
(1) The Fund's 12b-1 Plan allows for payments up to 0.25% of the average daily net assets but the Adviser has undertaken to limit the 12b-1 expenses to 0.19% of average daily net assets for the current fiscal year.

(2) The Adviser has contractually agreed to reduce its fees and/or absorb expenses, and to pay a portion of the Fund's distribution expenses to limit the Fund's total annual operating expenses (excluding interest, taxes and extraordinary expenses) to 0.58% of average daily net assets. This contract has a one-year term, renewable at the end of each fiscal year. Expense information has been restated to reflect current fees.

Example:

Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

   . $10,000 initial investment in the Fund

   . 5% annual return

   . redemption at the end of each period

   . no changes in the Fund's operating expenses

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1     3     5    10
                             Year Years Years Years
                             ---- ----- ----- -----
                             $59. $199  $351  $793

--------------------------------------------------------------------------------
                     RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS -- ALPHATRAK 500 FUND

OBJECTIVE

The ALPHATRAK 500 FUND seeks to achieve a total return that exceeds the total return of the S&P 500 Index.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an enhanced S&P 500 Index fund that combines non-leveraged investments in S&P 500 Index futures with a fixed-income portfolio. The Adviser will actively manage the fixed-income portfolio in an effort to produce an investment return that, when combined with the Fund's return on the S&P 500 Index futures, will exceed the total return of the S&P 500 Index.

Under normal market conditions, the Fund will invest in S&P 500 Index futures contracts with a contractual or "notional" value substantially equal to the Fund's total assets. The Fund will need to make margin deposits with futures commission merchants (broker-dealers for futures contracts) with a total value equal to approximately 4-5% of the notional value of the futures contracts and invest the rest of its assets in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of up to three years. The meaning of "duration" is explained below under "Further Information about Investment Objectives, Policies and Risks." The dollar-weighted average maturity of the Fund's portfolio is expected to range from one to five years. The Fund's portfolio may include bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, money-market securities, private placements and Rule 144A Securities. These investments may have interest rates that are fixed, variable or floating.

Under normal circumstances, the Fund will invest at least 85% of its net assets in debt instruments rated at least investment grade by at least one of the nationally recognized statistical rating organizations or debt securities of comparable quality to investment grade securities as determined by the Adviser in the case of unrated securities. Up to 15% of the Fund's net assets may be invested in securities rated below investment grade but rated B or higher by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser.

The Fund may invest a portion of its assets in foreign securities (denominated in U.S. dollars or foreign currencies) including emerging market foreign securities.

The Fund is not designed for investors that are sensitive to taxable gains. This Fund will recognize most gains, if any, in each taxable year and is most suitable for tax-deferred or non-taxable investors such as IRAs and employee benefit plans.

The S&P 500 Index consists of 500 stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. It is a market-value weighted unmanaged index (stock price times number of shares outstanding), with each stock's weight in the S&P 500 Index proportionate to its market value. The Fund is neither sponsored by, nor affiliated with, Standard & Poor's.

PRINCIPAL INVESTMENT RISKS

Because the values of the Fund's investments will change with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could under perform other investments. The Adviser expects that this Fund will typically experience the same changes in value and risk of loss as the general stock market reflected in the S&P 500 Index.

The ability of the Fund to match or exceed the performance of the S&P 500 Index will depend on whether the performance of its fixed-income portfolio exceeds the costs of investing in S&P 500 Index futures contracts and the Fund's other fees and expenses. Although S&P 500 Index derivatives are used by many investors, which generally results in a liquid market for those instruments, from time to time liquidity may be limited. Limited liquidity could adversely affect the Fund and prevent it from closing an unfavorable position while remaining obligated to meet increasing margin requirements. The Fund could lose the entire amount invested in these futures. The Fund could also face potentially unlimited losses from other types of futures and derivatives.

The values of the Fund's fixed-income investments change in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund's investment portfolio, the greater the change in value. The values of any of the Fund's investments in debt securities may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund invests are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

The value of the Fund's investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market debt securities tend to be of lower credit quality and subject to greater risk of default than higher rated securities from more developed markets.

PERFORMANCE -- ALPHATRAK 500 FUND

The following bar chart and performance table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows changes in the year-to-year returns of the Fund. The performance table compares the average annual returns of the Fund over time to the Standard & Poor's 500 Index, an unmanaged index of the common stocks of 500 large U.S. companies.

Both charts assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                                    [CHART]



YEAR-BY-YEAR TOTAL RETURNS



1999     2000     2001
-----   ------   ------
22.54%  (8.94)%  (9.36)%

During the period covered by this bar chart, the Fund's highest quarterly return was +15.09% for the quarter ended December 31, 1999 and the lowest quarterly return was -8.44% for the quarter ended December 31, 2000. The year-to-date total return as of June 30, 2002 was -16.77%.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 2001)

                                                                 One      Since    Performance
                                                                 Year   Inception   Inception
                                                                ------  --------- -------------
AlphaTrak 500 Fund
   Return Before Taxes......................................... - 9.36%   +3.30%  June 29, 1998
   Return After Taxes on Distributions......................... -11.41%   -0.02%  June 29, 1998
   Return After Taxes on Distributions and Sale of Fund Shares. - 5.72%   +1.31%  June 29, 1998
S&P 500 Index (reflects no deduction for expenses or taxes).... -11.88%   +1.54%  June 29, 1998

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES -- ALPHATRAK 500 FUND

As an investor in the Fund, you will pay the following expenses. The Fund has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)

             Management Fees (1)............................. 0.60%
             Rule 12b-1 Expenses (2)......................... None
             Other Expenses.................................. 0.29%
                                                              ----
                    Total Annual Fund Operating Expenses..... 0.89%
                                                              ====
             Fee Reduction and/or Expense Reimbursement (3).. 0.09%
                                                              ----
                    Net Expenses (3)......................... 0.80%
                                                              ====

----------
(1) The management fee paid to the Adviser for providing services to the Fund consists of a basic annual fee of 0.35% of the Fund's average net assets and a performance adjustment, resulting in a minimum fee of 0% and a maximum fee of 0.70%. The average monthly management fee for the year ended March 31, 2002 was 0.60%.

(2) The Fund has adopted a Rule 12b-1 plan but has not yet charged any fees under the plan.

(3) The Adviser has contractually agreed to reduce its fees and/or absorb expenses, and to pay for the Fund's distribution expenses and to limit the Fund's total annual operating expenses (excluding interest, taxes and extraordinary expenses) to 0.90% by limiting "other expenses" to 0.20% and assuming the maximum management fee. This contract has a one-year term, renewable at the end of each fiscal year. Assuming the amount of other expenses and fee reduction and/or expense reimbursement shown above, net expenses would have been 0.20% assuming the minimum management fee, 0.55% assuming the basic fee and 0.90% assuming the maximum management fee.

Example:

Use this table to compare fees and expenses of the Fund with those of other funds. It illustrates the amount of fees and expenses you would pay assuming the following:

   . $10,000 initial investment in the Fund

   . 5% annual return

   . redemption at the end of each period

   . no changes in the Fund's operating expenses

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1     3     5    10
                            Year Years Years Years
                            ---- ----- ----- ------
                            $82. $275  $484  $1,088

--------------------------------------------------------------------------------
                           FURTHER INFORMATION ABOUT
                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
--------------------------------------------------------------------------------


GENERAL

The Fund descriptions set forth in the Risk/Return Summary section of this Prospectus are designed to help you choose the Fund that best fits your investment objective. You may want to pursue more than one objective by investing in more than one Fund. Each Fund's investment objective is a fundamental policy, which cannot be changed without the approval of a majority of the Fund's outstanding voting securities. There can be no assurance that any objective will be met. In addition, each Fund may use certain types of investments and investing techniques that are described in more detail in the Statement of Additional Information.

DURATION

The Funds each invest in a diversified portfolio of fixed-income securities of varying maturities with a different portfolio "duration." Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Traditionally, a fixed-income security's "term to maturity" has been used to determine the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a fixed-income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is used in the management of the Funds as a tool to measure interest rate risk. For example, a Fund with a portfolio duration of 2 years would be expected to change in value 2% for every 1% move in interest rates. For a more detailed discussion of duration, see "Investment Objectives and Policies -- Duration" in the Statement of Additional Information.

PORTFOLIO TURNOVER

Portfolio securities are sold whenever the Adviser believes it appropriate, regardless of how long the securities have been held. Each Fund's investment program emphasizes active portfolio management with a sensitivity to short-term market trends and price changes in individual securities. Accordingly, the Funds expect to take frequent trading positions, resulting in portfolio turnover that may exceed those of most investment companies of comparable size. Portfolio turnover generally involves some expense to the Funds, including brokerage commissions, dealer markups and other transaction costs, and may result in the recognition of capital gains that may be distributed to shareholders. Generally, portfolio turnover over 100% is considered high and increases these costs. The Adviser does not view turnover as an important consideration in managing the Funds and does not strive to limit portfolio turnover. See "Financial Highlights" for past turnover rates.

RISKS OF INVESTING IN EMERGING MARKET AND OTHER FOREIGN SECURITIES

Investments in emerging market and other foreign securities involve certain risk considerations not typically associated with investing in securities of U.S. issuers, including: (a) currency devaluations and other currency exchange rate fluctuations; (b) political uncertainty and instability; (c) more substantial government involvement in the economy; (d) higher rates of inflation; (e) less government supervision and regulation of the securities markets and participants in those markets; (f) controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; (g) greater price volatility, substantially less liquidity and significantly smaller capitalization of securities markets; (h) absence of uniform accounting and auditing standards;
(i) generally higher commission expenses; (j) delay in settlement of securities transactions; and (k) greater difficulty in enforcing shareholder rights and remedies.

CURRENCY RISK

Funds that invest in foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund's investments in foreign currency-denominated securities ma y reduce the returns of the Funds.

RISKS OF INVESTING IN FIXED-INCOME SECURITIES

Other than the special risks presented for the ALPHATRAK 500 FUND (from its use of futures), the Funds are subject primarily to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. The change in bond price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to changes in interest rates than bonds with shorter maturities. Credit risk is the possibility that a bond issuer will fail to make timely payments of interest or principal to a Fund.

HIGH YIELD RISK

The Funds may invest a portion of their assets in non-investment grade debt securities, commonly referred to as "junk bonds." Low-rated and comparable unrated securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as speculative with respect to the issuer's capacity to pay interest and to repay principal. The market values of certain of these securities tend to be more sensitive to individual corporate development and changes in economic conditions than higher quality bonds. In addition, low-rated and comparable unrated securities tend to be less marketable than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and a Fund's ability to sell particular securities.

UNRATED SECURITIES

Each Fund may purchase unrated securities (which are not rated by a rating agency) if the Adviser determines that the security is of comparable quality to a rated security that a Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security's comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the Adviser's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

RISKS OF USING CERTAIN DERIVATIVES

Participation in the options or futures markets involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (i) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (ii) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (vi) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain "cover" or collateral securities in connection with futures transactions and certain options. The Fund could lose the entire amount it invests in futures. The loss from investing in other derivatives is potentially unlimited. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a Fund may invest.

LIQUIDITY RISK

A Fund's investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A Securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A Securities.

MORTGAGE-BACKED AND OTHER ASSET-BACKED SECURITIES RISK

Each Fund may invest in mortgage- or asset-backed securities. The value of some mortgage- or asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

RISKS OF OTHER INVESTMENT TECHNIQUES

The Adviser may cause a Fund to sell a debt or equity security short (that is, without owning it) and to borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Funds will not make total short sales exceeding 25% of the value of the respective Fund's assets. If the value of the security sold short increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.)

--------------------------------------------------------------------------------
                  ADVISER PERFORMANCE -- PREDECESSOR ACCOUNTS
--------------------------------------------------------------------------------


LOW DURATION ASSETS

Set forth in the table below is certain performance data provided by the
Adviser relating to a performance record of the Adviser for at least six investment advisory accounts (the "Low Duration Accounts"), during the period August 1, 1996 through December 31, 1996, utilizing the specific investment approach specified for the LOW DURATION BOND FUND under the Fund's "Investment Objectives, Strategies and Risks." These performance data for the Adviser are not the performance results of any Fund in this prospectus. The Low Duration Accounts constituted all of the accounts managed by the Adviser that have an identical or substantially similar investment objective or investment approach as the LOW DURATION BOND FUND. The Low Duration Accounts were not subject to the same types of expenses to which the LOW DURATION BOND FUND is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the LOW DURATION BOND FUND by the Investment Company Act of 1940, as amended. From May 18, 1993 through July 31, 1996 performance data is for the Hotchkis and Wiley Low Duration Bond Fund that Tad Rivelle and Laird Landmann, now Managing Director-Chief Investment Officer and Managing Director of the Adviser, respectively, personally managed in their capacities as principals and Co-Directors of Fixed Income for Hotchkis and Wiley. The Low Duration Accounts and the Hotchkis and Wiley Low Duration Bond Fund are collectively called the "Low Duration Assets." The Low Duration Assets have been managed with investment objectives and investment policies and strategies substantially similar to those to be employed by Mr. Rivelle and Mr. Landmann in managing the LOW DURATION BOND FUND. The results presented are not intended to predict or suggest the return to be experienced by the LOW DURATION BOND
FUND or the return an investor might achieve by investing in the LOW DURATION BOND FUND. Investors should not rely on the following performance data as an indication of future performance of the Adviser or of the LOW DURATION BOND FUND.
                      TOTAL RETURN OF LOW DURATION ASSETS
--------------------------------------------------------------------------------

                                                                         Year Ended December 31,
                          1996     August 1, 1996 --  January 1, 1996 -- ----------------------
                       (Full Year) December 31, 1996*   July 31, 1996     1995    1994   1993**
                       ----------- ------------------ ------------------  -----   ----   ------
Low Duration Assets
Performance Record....    6.67%           3.89%              2.68%       12.75%   5.23%   7.14%

Merrill Lynch 1-3 Year
U.S. Treasury Index...    4.98%           3.19%              1.75%       11.00%   0.57%   2.62%

--------------------------------------------------------------------------------

* Performance results for this period are for Low Duration Accounts which Mr. Rivelle and Mr. Landmann personally managed for Metropolitan West Securities, Inc., an affiliate of the Adviser, while the Adviser was in formation.

** From May 18, 1993

Please read the following important notes concerning the Low Duration Assets.

1. Performance before August 1, 1996 was calculated using the standard total return formula required by the Securities and Exchange Commission ("SEC") for all mutual funds.

2. The results for the Low Duration Accounts reflect both income and capital appreciation or depreciation (total return). Returns are time-weighted and net of all applicable fees and expenses.

3. Annual rate of return for the Low Duration Accounts is calculated using the modified Dietz method, which is defined as the portfolio gain (including all realized and unrealized gains and losses as well as all income) over the average capital for the period. Average capital is the beginning market value plus/minus weighted subscriptions/redemptions. Calculation is done monthly, but is subject to revaluation during the month when there is a cash flow that exceeds 10% of the beginning market value of the Low Duration Accounts.

4. The Merrill Lynch 1-3 year U.S. Treasury Index is an unmanaged index of U.S. Treasury securities with maturities of 1 to 3 years. The U.S. Treasury securities included in this Index will differ substantially from the securities in the Low Duration Bond Fund.

ENHANCED EQUITY INDEX ASSETS

Set forth in the table below is certain performance data provided by the
Adviser relating to a performance record of the Adviser for one investment advisory account (the "Enhanced Equity Index Account") during the period September 30, 1997 through May 31, 1998, utilizing the specific investment approach specified for the ALPHATRAK 500 FUND under the Fund's "Investment Objectives, Strategies and Risks." These performance data for the Adviser are not the performance results of any Fund in this prospectus. The Enhanced Equity Index Account constituted the only account managed by the Adviser that has an identical or substantially similar investment objective or investment approach as the ALPHATRAK 500 FUND. The Enhanced Equity Index Account was not subject to the same types of expenses to which the ALPHATRAK 500 FUND is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the ALPHATRAK 500 FUND by the Investment Company Act of 1940, as amended. The performance of the Enhanced Equity Index Account may have been adversely affected had it been subject to the same expenses, restrictions and limitations. The Adviser believes that any adverse effect would not have been significant. The results presented are not intended to predict or suggest the return to be experienced by the ALPHATRAK 500 FUND or the return an investor might achieve by investing in the ALPHATRAK 500 FUND. Investors should not rely on the following performance data as an indication of future performance of the Adviser or of the ALPHATRAK 500 FUND.
                 TOTAL RETURN OF ENHANCED EQUITY INDEX ACCOUNT
--------------------------------------------------------------------------------

                                                    Since Inception
                                                 (September 30, 1997 to January 1, 1998 to September 30, 1997 to
                                                     May 31, 1998)         May 31, 1998      December 31, 1997
                                                 ---------------------- ------------------ ---------------------
Enhanced Equity Index Account Performance Record         17.12%               13.48%               3.20%

S&P 500 Index...................................         16.26%               13.02%               2.87%

--------------------------------------------------------------------------------

Please read the following important notes concerning the Enhanced Equity Index Account.

1. The results for the Enhanced Equity Index Account reflects both income and capital appreciation or depreciation (total return). Returns are time-weighted and net of all applicable fees and expenses.

2. Annual rate of return for the Enhanced Equity Index Account is calculated using the modified Dietz method, which is defined as the portfolio gain (including all realized and unrealized gains and losses as well as all income) over the average capital for the period. Average capital is the beginning market value plus/minus weighted subscriptions/redemptions. Calculation is done monthly, but is subject to revaluation during the month when there is a cash flow that exceeds 10% of the beginning market value of the Enhanced Equity Index Account.

3. See "RISK/RETURN SUMMARY AND FUND EXPENSES -- ALPHATRAK 500 FUND" for a description of the S&P 500 Index.

Special Note Concerning Adviser Investment Returns: Investors should note that the Funds will compute and disclose their average annual compounded rate of return using the standard formula set forth in SEC rules, which differs in certain respects from returns for the Accounts noted above. The SEC total return calculation method calls for computation and disclosure of an average annual compounded rate of return for one, five and ten year periods or shorter periods from inception. The SEC formula provides a rate of return that equates a hypothetical initial investment of $1,000 to an ending redeemable value. The returns shown for the Accounts are net of advisory fees in accordance with the SEC calculation formula, which requires that returns shown for the Funds be net of advisory fees as well as all other applicable Fund operating expenses. Performance was calculated on a trade date basis.

--------------------------------------------------------------------------------
                          ORGANIZATION AND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISER

Metropolitan West Asset Management, LLC, with principal offices at 11766 Wilshire Blvd., Suite 1580, Los Angeles, California 90025, acts as the investment adviser to the Funds and generally administers the affairs of the Trust. The Adviser's website is www.mwamllc.com. Subject to the direction and control of the Board of Trustees, the Adviser supervises and arranges the purchase and sale of securities and other assets held in the portfolios of the Funds. The Adviser is a registered investment adviser organized in 1996. The Adviser managed approximately $18 billion of fixed-income investments as of June 30, 2002 on behalf of institutional clients and the Funds. The Adviser is majority-owned by its key executives, with a minority ownership stake held by Metropolitan West Financial, LLC ("MWF"), also a registered investment adviser.

PORTFOLIO MANAGERS

The portfolio managers who have day-to-day responsibility for the management of the Funds' portfolios are listed below, together with their biographical information for the past five years.

Tad Rivelle has been the Chief Investment Officer and a Managing Director with the Adviser since August 1996. From November 1992 until July 1996, Mr. Rivelle was a principal and Co-Director of Fixed Income with Hotchkis and Wiley in Los Angeles. Before then, he was a portfolio manager with PIMCO in Newport Beach, California. Mr. Rivelle manages the TOTAL RETURN BOND FUND, the LOW DURATION BOND FUND and the ALPHATRAK 500 FUND.

Stephen Kane, CFA has been a portfolio manager with the Adviser since August 1996. From November 1995 until July 1996, Mr. Kane was a portfolio manager with Hotchkis and Wiley in Los Angeles. From July 1992 until October 1995 he was an account manager with PIMCO in Newport Beach, California. Before then, Mr. Kane was a Merchant Banking Associate with Union Bank in Los Angeles, California. Mr. Kane manages the TOTAL RETURN BOND FUND, the LOW DURATION BOND FUND and the ALPHATRAK 500 FUND.

Laird R. Landmann has been a Managing Director and portfolio manager with the Adviser since August 1996. From November 1992 until July 1996, Mr. Landmann was a principal and Co-Director of Fixed Income with Hotchkis and Wiley in Los Angeles. Before then, he was a portfolio manager with PIMCO in Newport Beach, California. Mr. Landmann manages the TOTAL RETURN BOND FUND, the LOW DURATION BOND FUND and the ALPHATRAK 500 FUND.

David Lippman, JD has been a Managing Director and portfolio manager with the Adviser since October 2001. From October 2000 until September 2001, Mr. Lippman was Managing Director and Structured Products Sales Manager at Credit Suisse First Boston. From March 1996 until October 2000, he was Managing Director and Mortgage Sales Manager at Donaldson, Lufkin & Jenrette. Mr. Lippman manages the LOW DURATION BOND FUND and the TOTAL RETURN BOND FUND.

MANAGEMENT FEES AND OTHER EXPENSES

Advisory Fees. Each Fund pays the Adviser a monthly fee for providing investment advisory services. The following fees are amounts paid to the Adviser for the fiscal year ended March 31, 2002 that include certain expense limitations and contractual fee waivers: 0.35% for the TOTAL RETURN BOND FUND; 0.30% for the LOW DURATION BOND FUND and 0.60% for the ALPHATRAK 500 FUND.

Under the Investment Advisory Agreement relating to the ALPHATRAK 500 FUND, the Trust pays the Adviser a basic fee of 0.35% of the Fund's average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund's average daily net assets), depending on whether and to what extent, the investment performance of the AlphaTrak 500 Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index over the same period. The performance period consists of the prior three calendar months. Each 0.10% of difference of the Fund's performance compared to the performance of the S&P 500 Index plus 1.00% is multiplied by a performance adjustment of .035%, up to a maximum adjustment of 0.35% (as an annual rate). Thus, an annual excess performance difference of 2.00% or more between the Fund and the S&P 500 Index would result in an annual maximum performance adjustment of .35%. This formula requires that the Fund's performance exceed the performance of the S&P 500 Index by at least 1.00% before any upward adjustment is made to the basic fee. The Fund's performance may still exceed the S&P 500 Index's performance (but by less than 1.00%) and a reduction in the basic fee would occur.

Here are examples of how the adjustment would work (using annual rates):

               AlphaTrak 500 Fund S&P 500 Basic  Fee   Total Adv.
               (before adv. Fee)   Index   Fee   Adj.     Fee
               ------------------ ------- ----- ------ ----------
                     8.00%.....     8.00% 0.35% (.35)%      0%
                     9.00%.....     8.00% 0.35%     0%   0.35%
                     9.50%.....     8.00% 0.35%  0.18%   0.53%
                    -8.00%.....   -10.00% 0.35%  0.35%   0.70%

The Fund's performance is calculated based on its net asset value per share after expenses but before the advisory fee. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by the Fund are treated as if those distributions were reinvested in Fund shares at the net asset value per share as of the record date for payment. The performance record for the S&P 500 Index is based on the change in value of that index, and is adjusted for any cash distributions from the companies whose securities comprise the S&P 500 Index.

Because the adjustment to the basic fee is based on the comparative performance of the Fund and the record of the S&P 500 Index, the controlling factor (regarding the adjustment to the basic fee) is not whether the Fund's performance is up or down, but whether it is up or down more or less than the performance record of the S&P 500 Index. Moreover, the comparative investment record of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period.

The advisory fee and any adjustment are calculated once per month (but accrued daily based on the prior adjustment) and the entire advisory fee normally is paid monthly. Shareholders should note that it is possible for high past performance to result in a daily advisory fee accrual or monthly advisory fee payment by the Fund that is higher than lower current performance would otherwise produce.

The Investment Advisory Agreement permits the Adviser to recoup fees it did not charge and Fund expenses it paid, provided that those amounts are recouped within three years of being reduced or paid. The Adviser may not recoup amounts that would make a Fund's total expenses exceed the applicable limit.

Rule 12b-1 Fee. The Funds have a Share Marketing Plan or "12b-1 Plan" under which they may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by a Fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees). Currently, the Board of Trustees of the Funds is waiving a portion of these fees for the TOTAL RETURN BOND FUND and the LOW DURATION BOND FUND. The Adviser has contractually agreed, through March 31, 2003, to pay the distribution expenses of the ALPHATRAK 500 FUND out of its own resources.

Compensation of Other Parties. The Adviser may in its discretion and out of its own funds compensate third parties for the sale and marketing of the Funds and for providing services to shareholders. The Adviser also may use its own funds to sponsor seminars and educational programs on the Funds for financial intermediaries and shareholders.

The Adviser also manages individual investment advisory accounts. The Adviser reduces the fees charged to individual advisory accounts by the amount of the investment advisory fee charged to that portion of the client's assets invested in any Fund.

The Investment Advisory Agreement permits the Adviser to allocate brokerage based on sales of shares of Funds managed by the Adviser. No such allocation has been made to date.

THE TRANSFER AGENT AND ADMINISTRATOR

PFPC Inc. ("PFPC") serves as transfer agent and administrator to the Trust pursuant to a Services Agreement and also provides accounting services. The business address of PFPC is 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

THE DISTRIBUTOR

PFPC Distributors, Inc., 3200 Horizon Drive, King of Prussia, PA 19406, serves as principal underwriter to the Trust pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the registration of shares of each Fund.

OTHER SHARE CLASSES

The TOTAL RETURN BOND FUND and LOW DURATION BOND FUND also offer Class I shares. Class I shares have different expenses which will result in different performance than Class M shares. Shares of both classes of each Fund otherwise have identical rights and vote together except for matters affecting only a specific class. The ALPHATRAK 500 FUND's shares are not designated as Class M or Class I. They remain undesignated.

--------------------------------------------------------------------------------
                            HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

REGULAR PURCHASES

The minimum initial investment in each Fund is $5,000. For retirement plan investments the initial minimum is $1,000. There are no minimums for subsequent investments. The Trust and the Transfer Agent reserve the right to reject any order and to waive its minimum investment requirement for investments through certain fund networks or other financial intermediaries and for employees and affiliates of the Adviser or the Trust. In such cases, the minimums associated with the policies and programs of the fund network or financial intermediary will apply. You may invest in any Fund by wiring the amount to be invested to Metropolitan West Funds.

      Wire to: Boston Safe Deposit & Trust
      ABA No. 01-10-01234 for PFPC
      Account No. 011835
      Credit: (Name of Fund)
      FBO: (Shareholder name and account number)

Your bank may impose a fee for investments by wire. The Fund or the Transfer Agent will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wires received after the close of the New York Stock Exchange will be considered received by the next business day.

To ensure proper credit, before wiring any funds you must call (800) 241-4671 to notify us of the wire and to get an account number assigned if the wire is an initial investment. Also, if the wire represents an initial investment, you must mail an application form, by regular mail, to the Transfer Agent at the following address:

      Metropolitan West Funds
      c/o PFPC, Inc.
      211 South Gulph Road
      P.O. Box 61503
      King of Prussia, Pennsylvania 19406

You may also purchase shares by sending a check payable to Metropolitan West Funds, together with the Account Application form to the address above.

Checks should be drawn on a U.S. bank and must be payable in U.S. dollars. Shares of a Fund will be purchased by the Transfer Agent or an authorized sub-agent for your account at the net asset value next determined after receipt of your wire or check. If a check is not honored by your bank, you will be liable for any loss sustained by the Fund, as well as a $20 service charge imposed by the Transfer Agent. Forms for additional contributions by check or change of address are provided on account statements.

The Trust will only accept a check when the Trust is the primary payee. Third party checks will not be accepted for payment. The Trust may also accept orders from selected brokers, dealers and other qualified institutions, with payment made to the Fund at a later time. The Adviser is responsible for insuring that such payment is made on a timely basis. You may be charged a fee if you buy or sell Fund shares through a broker or agent.

Inquiries about your account should be directed to Metropolitan West Funds, c/o PFPC Inc., 211 South Gulph Road, P.O. Box 61503, King of Prussia, PA 19406.

The Trust does not consider the U.S. Postal Service or other independent delivery service to be its agent. Therefore, deposit in the mail or other service does not constitute receipt by the Transfer Agent.

BY PAYMENT IN KIND

In certain situations, Fund shares may be purchased by tendering payment in kind in the form of securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund's objective and otherwise acceptable to the Adviser. Prior to making such a purchase, you should call the Adviser to determine if the securities you wish to use to make a purchase are appropriate.

BY AUTOMATIC INVESTMENT PLAN

Once an account has been opened, you can make additional purchases of shares of the Funds through an Automatic Investment Plan. This Plan provides a convenient method to have monies deducted directly from your bank account for investment into the Funds. You can make automatic monthly, quarterly or annual purchases of $100 or more into the Fund or Funds designated on the enclosed Account Application. The Funds may alter, modify or terminate this Plan at any time. To begin participating in this Plan, please complete the automatic investment plan section found on the Account Application or contact the Funds at (800) 241-4671.

PURCHASES THROUGH AN INVESTMENT BROKER OR DEALER

You may buy and sell shares of the Funds through certain brokers (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Funds' Transfer Agent, and you will pay or receive the next price calculated by the Funds. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Funds may pay the broker or its agent for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectus.

NET ASSET VALUE

The net asset value per share of each Fund is determined on each day that the New York Stock Exchange is open for trading, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time). The net asset value per share is the value of the Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of a Fund's portfolio securities is determined on the basis of the market value of such securities or, if market quotations are not readily available, at fair value under guidelines established by the Trustees. Short-term investments maturing in less than 60 days are valued at amortized cost which the Board has determined to equal fair value. The daily net asset value may not reflect the closing market price for all futures contracts held by the Funds because the markets for certain futures will close shortly after the time net asset value is calculated. See "Net Asset Value" in the Statement of Additional Information for further information.

--------------------------------------------------------------------------------
                             HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

REGULAR REDEMPTIONS

You may redeem shares at any time by delivering instructions by regular mail to the Transfer Agent or selected brokers, dealers and other qualified institutions. If you would like to send a package via overnight mail services, send to Metropolitan West Funds, c/o PFPC Inc., 211 South Gulph Road, P.O. Box 61503, King of Prussia, Pennsylvania 19406.

The redemption request should identify the Fund and the account number, specify the number of shares or dollar amount to be redeemed and be signed by all registered owners exactly as the account is registered. Your request will not be accepted unless it contains all required documents. The shares will be redeemed at the net asset value next determined after receipt of the request by the Transfer Agent or other agent of the Funds. A redemption of shares is a sale of shares and you may realize a taxable gain or loss.

If the proceeds of any redemption (a) exceed $50,000, (b) are paid to a person other than the owner of record, or (c) are sent to an address or bank account other than shown on the Transfer Agent's records, the signature(s) on the redemption request must be a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP).

Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. If you have any questions, please contact the Funds in advance by calling (800) 241-4671.

Redemptions will be processed only on days during which the New York Stock Exchange is open for business. If you purchase shares by check or money order and later decide to sell them, your proceeds from that redemption will be withheld until the Funds are sure that your check has cleared. This could take up to 15 calendar days after your purchase order.

EXCHANGES OF SHARES

You are permitted to exchange your Class M shares in a Fund for Class M shares of other Funds in the Trust, provided that those shares may legally be sold in the state of your residence and you have selected the appropriate box on the Account Application. Shares subject to an exchange must have a current value of at least $1,000. An exchange of shares is treated for Federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Shares exchanged for shares of another Fund will be priced at their respective net asset values.

SYSTEMATIC WITHDRAWAL PLAN

If you own or are purchasing shares of the Funds having a current value of at least $10,000, you may participate in a Systematic Withdrawal Plan. This Plan provides for automatic redemptions of at least $100 on a monthly, quarterly, semi-annual or annual basis via Automatic Clearing House (ACH). This electronic transfer could take three to five business days to settle. You may establish this Plan by completing the appropriate section on the Account Application or by calling the Funds at (800) 241-4671. Notice of all changes concerning this Plan must be received by PFPC at least two weeks prior to the next scheduled payment. Further information regarding this Plan and its requirements can be obtained by contacting the Funds at (800) 241-4671.

TELEPHONE TRANSACTIONS

You may redeem shares by telephone and have the proceeds wired to the bank account as stated on the Transfer Agent's records. You may also exchange shares by telephone. In order to redeem or exchange shares by telephone, you must select the appropriate box on the Account Application. In order to arrange for telephone redemptions or exchanges or change payment instructions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Trust. The request must be signed by each shareholder of the account with the signature guarantees as described above. Once this feature has been requested, shares may be redeemed or exchanged by calling PFPC at (800) 241-4671 and giving the account name, account number, and amount of the redemption or exchange. Joint accounts require only one shareholder to call. If redemption proceeds are to be mailed or wired to the shareholder's bank account, the bank involved must be a commercial bank located within the United States.

If you redeem your shares by telephone and request wire payment, payment of the redemption proceeds will normally be made in Federal funds on the next business day. The redemption order must be received by the Transfer Agent before the relevant Fund's net asset value is calculated for the day. There may be a charge of up to $10 for all wire redemptions. IF YOU EFFECT TRANSACTIONS VIA WIRE TRANSFER YOU MAY BE REQUIRED TO PAY FEES, INCLUDING THE WIRE FEE AND OTHER FEES, THAT WILL BE DEDUCTED DIRECTLY FROM REDEMPTION PROCEEDS.

The Funds reserve the right to reject any telephone redemption or exchange request and the redemption or exchange privilege may be modified or terminated at any time on 30-days' notice to shareholders. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Trust and the Transfer Agent employ reasonable procedures specified by the Funds to confirm that such instructions are genuine. Among the procedures used to determine authenticity, if you are electing to redeem or exchange by telephone you will be required to provide your account number or other identifying information. All such telephone transactions will be tape recorded and you will receive a confirmation in writing. The Trust may implement other procedures from time to time. If reasonable procedures are not implemented, the Trust and/or the Transfer Agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions. In periods of severe market or economic conditions, the telephone redemption or exchange of shares may be difficult to implement and you should redeem shares by writing to the Transfer Agent at the address listed above. If for any other reason you are unable to redeem or exchange by telephone, you should redeem or exchange shares by writing to the Transfer Agent at the address listed above.

PAYMENTS

After the Transfer Agent has received the redemption request and all proper documents, payment for shares tendered will generally be made within three business days. Payment may be delayed or made partly in-kind with marketable securities under unusual circumstances, as specified in the 1940 Act.

REDEMPTIONS OF ACCOUNTS BELOW MINIMUM AMOUNT

The Funds may redeem all of your shares at net asset value (calculated on the preceding business day) if the balance of your account falls below $500 as a result of a transfer or redemption (and not market fluctuations). The Funds will notify you in writing and you will have 60 days to increase your account balance before your shares are redeemed.

REPORTS TO SHAREHOLDERS

Each Fund's fiscal year ends on March 31. Each Fund will issue to its shareholders semi-annual and annual reports. In addition, you will receive monthly statements of the status of your account reflecting all transactions having taken place within that month. In order to reduce duplicate mailings and printing costs, the Trust will provide one annual or semi-annual report and annual prospectus per household. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

WITHHOLDINGS; REPORTING

The Funds may be required to withhold Federal income tax from proceeds of redemptions if you are subject to backup withholding. Failure to provide a certified tax identification number at the time an account is opened will cause tax to be withheld. The Funds also may be required to report redemptions to the Internal Revenue Service (IRS).

--------------------------------------------------------------------------------
                           DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------

The Funds (except the ALPHATRAK 500 FUND) expect to declare dividends daily and pay them monthly to shareholders. The ALPHATRAK 500 FUND expects to declare and pay dividends to shareholders quarterly. Dividends on shares of the Funds will normally begin to accrue on the day after the trade date.

Distributions from net realized short-term gains, if any, and distributions from any net capital gains realized through October 31st of each year and not previously paid out will be paid out after that date. Each Fund may also pay supplemental distributions after the end of the Fund's fiscal year. Dividends and distributions are paid in full and fractional shares of each Fund based on the net asset value per share at the close of business on the ex-dividend date, unless you request, in writing to the Trust, payment in cash. The Trust will notify you after the close of its fiscal year of both the dollar amount and the tax status of that year's distributions.

All dividends from net investment income together with distributions of short-term capital gains will be taxable as ordinary income even though paid to you in additional shares. Any net capital gains ("capital gains distributions") distributed are taxable as the relevant type of capital gains regardless of the length of time you have owned your shares. Dividends, interest and gains received by a Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes.

Distributions will be taxable in the year in which they are received, except for certain distributions received in January, which will be taxable as if received the prior December. You will be informed annually of the amount and nature of the Fund's distributions, including the portions, if any, that qualify for the dividends-received deduction. These distributions may be capital gain distributions and/or a return of capital.

Additional information about taxes is set forth in the Statement of Additional Information. The foregoing discussion has been prepared by the management of the Funds, and is not intended to be a complete description of all tax implications of an investment in a Fund. You should consult your own advisors concerning the application of Federal, state and local tax laws to your particular situations.

--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

Selected Per-Share Data
For the Year Ended March 31*:                                              Total Return Bond Fund -- Class M
-----------------------------                                       -----------------------------------------------
                                                                      2002      2001      2000      1999      1998
                                                                    --------  --------  --------  --------  -------
Net asset value, beginning of period............................... $  10.34  $  10.08  $  10.53  $  10.49  $ 10.00
Income from Investment Operations:
 Net investment income.............................................     0.73      0.92      0.78      0.71     0.73
 Net realized and unrealized gain (loss) on investments and futures
   contracts.......................................................    (0.29)     0.26     (0.44)     0.19     0.60
                                                                    --------  --------  --------  --------  -------
       Total from investment operations............................     0.44      1.18      0.34      0.90     1.33
                                                                    --------  --------  --------  --------  -------
Less Distributions:
 Dividends from net investment income..............................    (0.73)    (0.92)    (0.78)    (0.71)   (0.73)
 Distributions from net capital gains on investments...............    (0.10)     0.00     (0.01)    (0.15)   (0.11)
                                                                    --------  --------  --------  --------  -------
       Total Distributions.........................................    (0.83)    (0.92)    (0.79)    (0.86)   (0.84)
                                                                    --------  --------  --------  --------  -------
Net asset value, end of period..................................... $   9.95  $  10.34  $  10.08  $  10.53  $ 10.49
                                                                    ========  ========  ========  ========  =======
       Total return................................................     4.39%    12.46%     3.39%     8.84%   13.71%
Ratios/Supplemental Data:
 Net assets, end of period (in thousands).......................... $692,279  $426,467  $250,794  $115,233  $24,983
 Ratio of Expenses to Average Net Assets:
   Before expense reimbursement....................................     0.68%     0.71%     0.77%     0.97%    1.99%
   After expense reimbursement.....................................     0.65%     0.65%     0.65%     0.65%    0.65%
 Ratio of Net Income to Average Net Assets:
   Before expense reimbursement....................................     7.11%     9.10%     7.56%     6.60%    6.05%
   After expense reimbursement.....................................     7.14%     9.16%     7.68%     6.92%    7.39%
 Portfolio turnover rate...........................................       78%      205%      128%      136%     235%

----------

* Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

Selected Per-Share Data
For the Year Ended March 31*:                                       Low Duration Bond Fund -- Class M
-----------------------------                               ------------------------------------------------
                                                              2002      2001      2000      1999      1998
                                                            --------  --------  --------  --------  --------
Net asset value, beginning of period....................... $  10.03  $   9.99  $  10.15  $  10.18  $  10.00
Income from Investment Operations:
 Net investment income.....................................     0.63      0.80      0.72      0.66      0.65
 Net realized and unrealized gain (loss) on investments and
   futures contracts.......................................    (0.16)     0.04     (0.11)    (0.02)     0.19
                                                            --------  --------  --------  --------  --------
       Total from investment operations....................     0.47      0.84      0.61      0.64      0.84
                                                            --------  --------  --------  --------  --------
Less Distributions:
 Dividends from net investment income......................    (0.63)    (0.80)    (0.72)    (0.66)    (0.65)
 Distributions from net capital gains on investments.......     0.00      0.00     (0.05)    (0.01)    (0.01)
                                                            --------  --------  --------  --------  --------
       Total Distributions.................................    (0.63)    (0.80)    (0.77)    (0.67)    (0.66)
                                                            --------  --------  --------  --------  --------
Net asset value, end of period............................. $   9.87  $  10.03  $   9.99  $  10.15  $  10.18
                                                            ========  ========  ========  ========  ========
       Total return........................................     4.74%     8.89%     6.22%     6.54%     8.71%
Ratios/Supplemental Data:
 Net assets, end of period (in thousands).................. $424,441  $166,246  $367,943  $235,337  $135,313
 Ratio of Expenses to Average Net Assets:
   Before expense reimbursement............................     0.64%     0.65%     0.66%     0.70%     0.93%
   After expense reimbursement.............................     0.58%     0.58%     0.58%     0.58%     0.58%
 Ratio of Net Income to Average Net Assets:
   Before expense reimbursement............................     6.15%     8.01%     7.14%     6.49%     6.37%
   After expense reimbursement.............................     6.21%     8.08%     7.22%     6.61%     6.72%
 Portfolio turnover rate...................................       26%       53%      126%       73%      102%

----------

* Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

Selected Per-Share Data
For the Year Ended March 31**:                                                   AlphaTrak 500 Fund
------------------------------                                         ----------------------------------
                                                                         2002     2001      2000    1999/1/
                                                                       -------  -------   -------  ------
Net asset value, beginning of period.................................. $  8.47  $ 11.90   $ 11.40  $10.00
Income from Investment Operations:
  Net investment income...............................................    0.48     0.75      0.63    0.44
  Net realized and unrealized gain (loss) on investments and futures
   contracts..........................................................   (0.27)   (3.12)     1.43    1.22
                                                                       -------  -------   -------  ------
       Total from investment operations...............................    0.21    (2.37)     2.06    1.66
                                                                       -------  -------   -------  ------
Less Distributions:
  Dividends from net investment income................................   (0.48)   (0.74)    (0.70)  (0.26)
  Distributions from net capital gains on investments.................    0.00    (0.32)    (0.86)   0.00
                                                                       -------  -------   -------  ------
       Total Distributions............................................   (0.48)   (1.06)    (1.56)  (0.26)
                                                                       -------  -------   -------  ------
Net asset value, end of period........................................ $  8.20  $  8.47   $ 11.90  $11.40
                                                                       =======  =======   =======  ======
       Total return...................................................    2.66%  (21.20)%   19.28%  17.28%/2/
Ratios/Supplemental Data:
  Net assets, end of period (in thousands)............................ $86,749  $54,367   $26,931  $8,104
  Ratio of Expenses to Average Net Assets:
   Before expense reimbursement.......................................    0.89%    0.88%     1.59%   3.39%#
   After expense reimbursement........................................    0.80%    0.63%     0.66%   0.72%#
  Ratio of Net Income to Average Net Assets:
   Before expense reimbursement.......................................    5.64%    7.31%     5.56%   4.14%#
   After expense reimbursement........................................    5.73%    7.56%     6.49%   6.81%#
  Portfolio turnover rate.............................................      23%      82%      280%     74%/2/

----------

/1/  The ALPHATRAK 500 FUND commenced operations on June 29, 1998.

** Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

/2/  Non-annualized.

#  Annualized.

--------------------------------------------------------------------------------
                                PRIVACY POLICY
--------------------------------------------------------------------------------


The Funds collect non-public information about you from the following sources:

   . Information we receive about you on applications or other forms;

   . Information you may give us orally; and

   . Information about your transactions with us or others

We do not disclose any nonpublic personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We shall limit access to your personal account information to those agents of the Fund who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain safeguards to guard your nonpublic personal information.

If, at any time in the future, it is necessary to disclose any of your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure.

For more information about Metropolitan West Funds the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS

The Funds' annual and semiannual reports to shareholders contain detailed information about the Funds' portfolios. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds, including operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can get free copies of the reports and the SAI, or request other information and discuss your questions about the Funds, by contacting us at:

                            METROPOLITAN WEST FUNDS
                     11766 WILSHIRE BOULEVARD, SUITE 1580
                         LOS ANGELES, CALIFORNIA 90025
                                (800) 241-4671

You can also review the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission (SEC). Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. In addition, you can get text-only copies:

   . For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.

   . Free from the EDGAR Database on the SEC's Website at http://www.sec.gov.

Investment Company Act File No. 811- 07989


               Adviser:                              Custodian:

Metropolitan West Asset Management, LLC         The Bank of New York
 11766 Wilshire Boulevard, Suite 1580      100 Church Street, 10th Floor
     Los Angeles, California 90025            New York, New York 10286
            (310) 966-8900
            www.mwamllc.com

            Transfer Agent:                    Independent Auditors:

               PFPC Inc.                       Deloitte & Touche LLP
           211 S. Gulph Road             350 South Grand Avenue, Suite 200
            P.O. Box 61503                 Los Angeles, California 90071
King of Prussia, Pennsylvania 19406-0903
            (800) 241-4671

             Distributor:                          Legal Counsel:

                                         Paul, Hastings, Janofsky & Walker
        PFPC Distributors, Inc.                         LLP
          3200 Horizon Drive                55 Second Street, 24th Floor
King of Prussia, Pennsylvania 19406-0903  San Francisco, California 94105

                             METROPOLITAN WEST FUNDS
                                 CLASS I SHARES
                       STATEMENT OF ADDITIONAL INFORMATION


                                  July 31, 2002

         This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus dated July 31, 2002, as supplemented from time to time, with respect to the Class I shares of Metropolitan West High Yield Bond Fund (the "HIGH YIELD BOND FUND"), Metropolitan West Intermediate Bond Fund (the "INTERMEDIATE BOND FUND"), Metropolitan West Total Return Bond Fund (the "TOTAL RETURN BOND FUND"), Metropolitan West Low Duration Bond Fund (the "LOW DURATION BOND FUND"),and Metropolitan West Short-Term Investment Fund (the "SHORT-TERM INVESTMENT FUND"). Copies of the Prospectus may be obtained at no charge by writing to Metropolitan West Funds, 11766 Wilshire Boulevard, Suite 1580, Los Angeles, CA 90025. In this Statement of Additional Information, the HIGH YIELD BOND FUND, the INTERMEDIATE BOND FUND, the TOTAL RETURN BOND FUND, the LOW DURATION BOND FUND, and the SHORT-TERM INVESTMENT FUND, may be referred to collectively as the "Funds" or individually as a "Fund." Metropolitan West Asset Management, LLC (the "Adviser") is the investment adviser to the Funds. Each Fund is a separate series of Metropolitan West Funds (the "Trust"). Incorporated by reference herein are the financial statements of the Funds contained in the Funds' Annual Report to Shareholders for the fiscal year ended March 31, 2002, including the Independent Auditors' Report dated May 3, 2002. Copies of the Funds' Annual and Semiannual Reports to shareholders are available, upon request, by calling (800) 241-4671, or by writing to Metropolitan West Funds, 11766 Wilshire Blvd., Suite 1580, Los Angeles, California 90025. The SHORT-TERM INVESTMENT FUND and HIGH YIELD BOND FUND were not operational as of July 31, 2002. The INTERMEDIATE BOND FUND commenced operations on June 28, 2002.


                                TABLE OF CONTENTS

THE TRUST............................................................................................Page B-3

INVESTMENT OBJECTIVES AND POLICIES...................................................................Page B-3
     INVESTMENT RESTRICTIONS.........................................................................Page B-3

SECURITIES AND TECHNIQUES USED BY THE FUNDS..........................................................Page B-4
     GENERAL.........................................................................................Page B-4
     CREDIT RATINGS..................................................................................Page B-4
     DURATION........................................................................................Page B-5
     RISK FACTORS RELATING TO INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")......................Page B-6
     REPURCHASE AGREEMENTS...........................................................................Page B-7
     REVERSE REPURCHASE AGREEMENTS...................................................................Page B-7
     U.S. GOVERNMENT SECURITIES......................................................................Page B-7
     CORPORATE DEBT AND OTHER OBLIGATIONS............................................................Page B-8
     CONVERTIBLE SECURITIES..........................................................................Page B-8
     WARRANTS TO PURCHASE SECURITIES.................................................................Page B-9
     LOANS OF PORTFOLIO SECURITIES...................................................................Page B-9
     WHEN-ISSUED SECURITIES..........................................................................Page B-9
     SHORT SALES.....................................................................................Page B-9
     MORTGAGE-RELATED SECURITIES.....................................................................Page B-9
     ASSET-BACKED SECURITIES.........................................................................Page B-12
     RISK FACTORS RELATING TO INVESTING IN MORTGAGE-RELATED
     AND ASSET-BACKED SECURITIES.....................................................................Page B-12
     COLLATERALIZED BOND OBLIGATIONS ("CBOs"), COLLATERALIZED LOAN OBLIGATIONS
     ("CLOs") AND COLLATERALIZED DEBT OBLIGATIONS ("CDOs")...........................................Page B-13
     BANK OBLIGATIONS................................................................................Page B-13
     LOAN PARTICIPANTS...............................................................................Page B-13
     DERIVATIVE INSTRUMENTS..........................................................................Page B-14
     FOREIGN SECURITIES..............................................................................Page B-20

                                                                        Page B-1


     ILLIQUID SECURITIES.............................................................................Page B-22
     BORROWING.......................................................................................Page B-23

MANAGEMENT...........................................................................................Page B-23
     TRUSTEES AND OFFICERS...........................................................................Page B-23
     COMMITTEES......................................................................................Page B-27
     SECURITY AND OTHER INTERESTS....................................................................Page B-27
     COMPENSATION....................................................................................Page B-27
     CODE OF ETHICS..................................................................................Page B-28
     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................Page B-28
     PORTFOLIO TRANSACTIONS AND BROKERAGE............................................................Page B-29
     INVESTMENT ADVISORY SERVICES....................................................................Page B-30
     ADMINISTRATOR...................................................................................Page B-31
     ACCOUNTING SERVICES.............................................................................Page B-31
     CUSTODIAN AND TRANSFER AGENT....................................................................Page B-31
     DISTRIBUTOR.....................................................................................Page B-32

NET ASSET VALUE......................................................................................Page B-32

REDEMPTION IN KIND...................................................................................Page B-33

DIVIDENDS AND TAX STATUS.............................................................................Page B-33

PERFORMANCE INFORMATION..............................................................................Page B-35

FURTHER INFORMATION ABOUT THE TRUST..................................................................Page B-37

ADDITIONAL INFORMATION...............................................................................Page B-38
     LEGAL OPINION...................................................................................Page B-38
     INDEPENDENT AUDITORS............................................................................Page B-38
     LICENSE TO USE NAME.............................................................................Page B-38
     OTHER INFORMATION...............................................................................Page B-38

FINANCIAL STATEMENTS.................................................................................Page B-38

APPENDIX -- DESCRIPTION OF RATINGS...................................................................Page B-39

                                                                        Page B-2

                                    THE TRUST


         The Trust was organized on December 9, 1996 as a Delaware business trust. The Trust is an open-end, management investment company currently consisting of six separate series, including the Funds, each of which has separate assets and liabilities. Each Fund other than the HIGH YIELD BOND FUND is a diversified fund. Each Fund other than the AlphaTrak 500 Fund has two classes of shares of beneficial interest, with a par value of $0.01 per share, including the Class I shares which are the subject of this Statement of Additional Information. The Trust's Board of Trustees decides matters of general policy and reviews the activities of the Adviser. The Trust's officers conduct and supervise the daily business operations of the Trust. The Board of Trustees may, at its own discretion, create additional series of shares and classes within series.

                       INVESTMENT OBJECTIVES AND POLICIES

          The investment objective of each Fund is described in the Prospectus.

          The portfolio, and strategies with respect to the composition of each Fund, are described in the Prospectus. The INTERMEDIATE BOND FUND and HIGH YIELD BOND FUND (when operational) may require several months to fully implement their principal investment strategy which is expressed as 80% or 90% of the applicable Fund's net assets being invested in the specified securities under normal conditions.


INVESTMENT RESTRICTIONS

          Each Fund has adopted the following restrictions (in addition to those indicated in the Prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of that Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the vote of the holders of a "majority" of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

          Except as noted, no Fund may:

          1. Purchase any security, other than obligations of the U.S. Government, its agencies, or instrumentalities ("U.S. Government securities") or mutual funds, if as a result of that purchase:
               (i) with respect to 75% of its total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) more than 25% of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry.

          2. Purchase securities on margin (but any Fund may obtain such short-term credits as may be necessary for the clearance of transactions) and may otherwise borrow as expressly permitted by the Prospectus or this Statement of Additional Information, provided that the deposit or payment by a Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

          3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of collateral consisting of liquid securities or such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund's net assets (33 1/3% for the HIGH YIELD BOND FUND) (taken at current value) is held as collateral for such sales at any one time.

          4. Issue senior securities, borrow money or pledge its assets, except that any Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and may pledge its assets to secure such borrowings. The HIGH YIELD BOND FUND may borrow from a bank in amounts not exceeding 33 1/3% of its total assets (including borrowings) and may pledge its assets to secure such borrowings. The Funds may borrow from banks or enter into reverse repurchase agreements and pledge assets in connection therewith, but only if, to the extent required by applicable law, immediately after each borrowing there is asset coverage of at least 300%, except for borrowing for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of total assets.

          5. Purchase any security (other than U.S. Government securities) if as a result of that purchase, with respect to 75% of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

          6. Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

                                                                        Page B-3

          7. Make investments for the purpose of exercising control or management. (However this does not prohibit representatives of the Fund or the Adviser from participating on creditor's committees with respect to the Fund's portfolio investments.)

          8. Participate on a joint or joint and several basis in any trading account in securities that would be restricted or prohibited by the 1940 Act, except to the extent the Fund has received an exemptive order from the Securities and Exchange Commission ("SEC") permitting such account or otherwise is in compliance with interpretive guidance from the staff of the SEC.

          9. Invest in commodities, except that the Fund may invest in futures contracts or options on futures contracts (a) for bona fide hedging purposes within the meaning of regulations of the Commodity Futures Trading Commission ("CFTC"), or (b) for other than bona fide hedging purposes if, as a result thereof, no more than 5% of that Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts (excluding in-the-money amounts). (This exception is an operating policy that may be changed without shareholder approval, consistent with applicable regulations.)


          In addition, the Trust has adopted the following non-fundamental policies, which may be changed without shareholder approval, so that no Fund will: (a) notwithstanding investment restriction (1) above, purchase any security, other than U.S. Government securities or mutual funds, if as a result of that purchase, with respect to 100% of that Fund's total assets, more than 5% of its total assets (determined at the time of investment) would then be invested in securities of a single issuer (this policy does not apply to the HIGH YIELD BOND FUND); (b) invest in interests in oil, gas, or other mineral leases or exploration of development programs, although it may invest in the common stocks of companies that invest in or sponsor such programs; (c) invest more than 15% of its net assets in illiquid securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Securities Act"), that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees; and (d) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or other acquisition of assets or except as disclosed in the Prospectus or this Statement of Additional Information, but not more than 3% of the total outstanding stock of such company would be owned by the Fund and its affiliates.

                   SECURITIES AND TECHNIQUES USED BY THE FUNDS

          The following provides more detailed information about securities and techniques used by the Funds and the risks associated with them.

GENERAL

          The Funds will attempt to achieve their objectives by investing in the following types of securities that may be issued by domestic or foreign entities: (i) U.S. Government securities; (ii) corporate debt securities, including bonds, notes and debentures; (iii) corporate and asset-backed commercial paper; (iv) mortgage- and other asset-backed securities, including CMOs and REMICs (see "Mortgage Related Securities"); (v) variable and floating rate debt securities (including inverse floaters); (vi) subordinated corporate, mortgage, and asset-backed securities; (vii) structured debentures, bonds and notes; (viii) collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other collateralized debt obligations ("CDOs"); (ix) bank certificates of deposit; (x) fixed time deposits and bankers' acceptances;
(xi) money market securities; (xii) repurchase agreements and reverse repurchase agreements; (xiii) debt securities that are convertible into or exchangeable for equity securities ("convertible securities"); (xiv) warrants; (xv) preferred and common equity securities; (xvi) obligations of foreign governments or their subdivisions, agencies and instrumentalities; (xvii) obligations of international agencies (such as the Agency for International Development) or supranational entities; (xviii) loan participations; (xix) derivatives; (xx) privately placed and Rule 144A securities; and (xxi) unrated securities. There is no limitation on the percentage of a Fund's assets that may be committed to any of these types of securities, except with regard to non-U.S. securities, futures or options and to the extent that a security may be deemed to be illiquid.


          Because each Fund may invest up to 25% of its total assets in money market mutual funds or mutual funds that invest in stocks, investors should know that a Fund would pay the additional fees and expenses of a mutual fund investment. This would result in an additional layer of management fees and expenses for shareholders in a Fund.

CREDIT RATINGS

          The Prospectus describes the permissible range of credit ratings for the securities in which each Fund is permitted to invest. Securities rated Baa are considered by Moody's to have speculative characteristics. For Baa/BBB rated securities, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case

                                                                        Page B-4
with higher grade securities. Securities rated below BBB or Baa are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of their obligations and are commonly known as "junk bonds." The HIGH YIELD BOND FUND will invest at least 80% of its total assets in junk bonds if rated as such by at least one of the nationally recognized statistical rating organizations.


          After its purchase by one of the Funds, a security may be assigned a lower rating or cease to be rated. This would not require the Fund to sell the security, but the Adviser will consider such an event in determining whether the Fund should continue to hold the security in the portfolio.

DURATION

          In selecting fixed-income securities for the Funds, the Adviser makes use of the concept of duration. Duration is a measure of the expected life of a fixed-income security on a present value basis. Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Duration takes the length of time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a mortgage-backed, asset-backed, or callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time.

          For any fixed-income security with interest payments occurring before the payment of principal, duration is ordinarily less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure. A Fund's computation of duration is based on estimated rather than known factors. Thus, there can be no assurance that a particular portfolio duration will at all times be achieved by a Fund.

          Futures, options and options on futures have durations, which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.

          Short futures or put option positions have durations roughly equal to the negative of the duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

          There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency that coupon is reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

          Assuming an expected average duration of 0.75 years for the SHORT-TERM INVESTMENT FUND, a 1% decline in interest rates would cause the Fund to gain 0.75% in value; likewise, a 1% rise in interest would produce a decline of 0.75% in the Fund's value. Assuming an expected average duration of 2 years for the LOW DURATION BOND FUND, a 1% decline in interest rates would cause the Fund to gain 2% in value; likewise, a 1% rise in interest rates would produce a decline of 2% in the Fund's value. Assuming an expected average duration of 4.5 years for the TOTAL RETURN BOND FUND, a 1% decline in interest rates would cause the Fund to gain 4.5% in value; likewise, a 1% rise in interest rates would produce a decline of 4.5% in the Fund's value. Assuming an expected average duration of 4 years for the HIGH YIELD BOND FUND or INTERMEDIATE BOND FUND, a 1% decline in interest rates would cause the Fund to gain 4% in value; likewise a 1% rise in interest would produce a decline of 4% in the Fund's value. Assuming an expected average duration of 2 years for the INTERMEDIATE BOND FUND, a 1% decline in interest rates would cause the Fund to gain 2% in value; likewise, a 1% rise in interest rates would produce a decline of 2% in the Fund's value. Other factors such as changes in credit quality, prepayments, the shape of the yield curve and liquidity affect the net asset value of the Funds and may be correlated with changes in interest rates. These factors can increase swings in the Fund's share prices during periods of volatile interest rate changes.


                                                                        Page B-5

RISK FACTORS RELATING TO INVESTING IN HIGH-YIELD SECURITIES ("JUNK BONDS")


          Investments in securities rated below investment grade that are eligible for purchase by the Funds, and in particular the HIGH YIELD BOND FUND, are described as speculative by both Moody's and S&P. Lower-rated or unrated (i.e., high-yield or "junk bond") securities are more likely to react to developments affecting market risk (such as interest rate sensitivity, market perception of creditworthiness of the issuer and general market liquidity) and credit risk (such as the issuer's inability to meet its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The Adviser considers both credit risk and market risk in making investment decisions for the Funds. Investors should carefully consider the relative risk of investing in high-yield securities and understand that such securities are not generally meant for short-term trading. These high-yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high-yield may be more complex than for issuers of higher quality debt securities.

          High-yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. In the case of high-yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. The Adviser seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

          The amount of high-yield securities outstanding proliferated in the 1980's in conjunction with the increase in merger and acquisition and leveraged buyout activity. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations upon maturity. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values of high-yield securities, especially in a thinly traded market. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Funds' net asset value. Additionally, when secondary markets for high-yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

          The use of credit ratings as the sole method of evaluating high-yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high-yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Adviser deems it in the best interest of shareholders.

          Lower-rated or unrated debt obligations present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher- rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

          PARTICIPATION ON CREDITOR COMMITTEES. Representatives of a Fund (in particular the HIGH YIELD BOND FUND) may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when the Adviser believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.


                                                                        Page B-6

REPURCHASE AGREEMENTS

          Each Fund may enter into repurchase agreements involving U.S. Government securities or other collateral including mortgage-related products or corporate securities with commercial banks or broker-dealers, whereby the seller of a security agrees to repurchase the security from the Fund on an agreed-upon date in the future. While each Fund intends to be fully collateralized as to such agreements, and the collateral will be marked to market daily, if the person obligated to repurchase from the Fund defaults, there may be delays and expenses in liquidating the securities subject to the repurchase agreement, a decline in their value and a loss of interest income.

          A repurchase transaction occurs when, at the time a Fund purchases a security, that Fund also resells it to a vendor (normally a commercial bank or broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the "Resold Securities." The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed-upon sum at the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. The Adviser will consider the creditworthiness of any vendor of repurchase agreements. Repurchase agreements can be considered as loans "collateralized" by the Resold Securities, and are defined as "loans" in the 1940 Act. The return on such collateral may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian either directly or through a securities depository (tri-party repurchase agreement) or the Federal Reserve book-entry system.

REVERSE REPURCHASE AGREEMENTS

          The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings.

U.S. GOVERNMENT SECURITIES

          The Funds may invest in U.S. Government securities. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes, bonds and component parts of notes or bonds (including the principal of such obligations or the interest payments scheduled to be paid on such obligations). U.S. Government securities also include securities issued or guaranteed by U.S. Government agencies and instrumentalities that issue or guarantee securities, including, but not limited to, the Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Banks, Federal Financing Bank, Student Loan Marketing Association. Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank and the International Bank for Reconstruction and Development.

          Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such instrumentality only when the Adviser is satisfied that the credit risk with respect to that instrumentality is acceptable.

          Among the U.S. Government securities that may be purchased by the Funds are certain "mortgage-backed securities" of GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC") and FNMA. See the discussion under
"Mortgage-Related Securities."

          The Funds may invest in component parts of the U.S. Treasury notes or bonds, namely, either the principal of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) Treasury obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, (iii) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components, or (iv) receipts evidencing the component parts (principal or interest) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts

                                                                        Page B-7
of Treasury obligations (principal or interest) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS), and are not issued by the U.S. Treasury, therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

CORPORATE DEBT AND OTHER OBLIGATIONS

          The Funds may invest in corporate debt securities, variable and floating rate debt securities and corporate commercial paper in the rating categories described above. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates.

          The Funds may invest in corporate debt securities with contractual call provisions that permit the seller of the security to repurchase the security at a pre-determined price. The market price typically reflects the presence of a call provision.

          The Funds may invest in structured debentures and structured notes. These are hybrid instruments with characteristics of both bonds and swap agreements. Like a bond, these securities make regular coupon payments and generally have fixed principal amounts. However, the coupon payments are typically tied to a swap agreement which can be affected by changes in a variety of factors such as exchange rates, the shape of the yield curve and foreign interest rates. Because of these factors, structured debentures and structured notes can display price behavior that is more volatile than and often not correlated to other fixed-income securities.

          The Funds may also invest in inverse floaters and tiered index bonds. An inverse floater is a type of derivative that bears a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate of the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond. Tiered index bonds are also a type of derivative instrument. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined "strike" rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the "strike" rate, the interest rate on the tiered index bond will decrease. In general, the interest rates on tiered index bonds and inverse floaters move in the opposite direction of prevailing interest rates. The market for inverse floaters and tiered index bonds is relatively new. These corporate debt obligations may have characteristics similar to those of mortgage-related securities, but corporate debt obligations, unlike mortgage-related securities, are not subject to prepayment risk other than through contractual call provisions which generally impose a penalty for prepayment.

          A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes or other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, which are in the Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. These criteria are described in the Prospectus. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

CONVERTIBLE SECURITIES

          The Funds may invest in convertible securities of domestic or foreign issuers, that meet the ratings criteria set forth in the Prospectus. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specific period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also offers an investor the opportunity, through its conversion feature, to participate in the capital attendant upon a market price advance in the convertible security's underlying common stock.

          In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the stock of the same issuer.


                                                                        Page B-8

WARRANTS TO PURCHASE SECURITIES

          The HIGH YIELD BOND FUND may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

LOANS OF PORTFOLIO SECURITIES

          For the purpose of achieving income, a Fund may lend its portfolio securities, provided: (i) the loan is secured continuously by collateral consisting of short-term, high quality debt securities, including U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit, maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund, including collateral received from such loans.

WHEN-ISSUED SECURITIES

          The Funds may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. The price that the Fund is obligated to pay on the settlement date may be different from the market value on that date. While securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund's net asset value. The Fund will also designate liquid securities, marked-to-market daily, equal in value to its obligations for when-issued securities.

SHORT SALES

          If a Fund anticipates that the price of a security will decline, it may sell the security "short" and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Until the security is replaced, the Fund generally is required to pay to the lender amounts equal to any interest which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would also increase the cost of the security sold. The proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet the margin requirements, until the short position is closed out.

          Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount designated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

          The HIGH YIELD BOND FUND may not make short sales of securities or maintain a short position if the value of the short position would exceed
33 1/3% of the Fund's total assets (taken at current value). Each of the other Funds may not make short sales of securities or maintain a short position if more than 25% of the Fund's net assets (taken at current value) are held as collateral for such sales at any one time.


MORTGAGE-RELATED SECURITIES

          The Funds may invest in residential or commercial mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), adjustable rate mortgage securities, CMO residuals, stripped mortgage-related securities, floating and inverse floating rate securities and tiered index bonds. CMOs and other mortgage-related securities that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities for purposes of applying a Fund's diversification tests. Generally, the entity that has the ultimate responsibility for the payment of interest and principal on a security is deemed to be the issuer of an obligation.

                                                                        Page B-9

          MORTGAGE PASS-THROUGH SECURITIES: Mortgage pass-through securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect "passing through" monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Early payment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

          There are currently three types of mortgage pass-through securities,
(i) those issued by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"); (ii) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but usually having some form of private credit enhancement.

          GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by the institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of FHA-insured or VA-guaranteed mortgages.

          Obligations of FNMA and FHLMC are not backed by the full faith and credit of the United States Government. In the case of obligations not backed by the full faith and credit of the United States Government, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. FNMA and FHLMC may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to FNMA or FHLMC.

          Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the credit worthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/services and poolers, the Adviser determines that the securities meet the Funds' quality standards.

          COLLATERALIZED MORTGAGE OBLIGATIONS: CMOs, including CMOs that have elected to be treated for federal income tax purposes as Real Estate Mortgage Investment Conduits ("REMICs"), are hybrid instruments with characteristics of both bonds and mortgage pass-through securities. CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a REMIC. All future references to CMOs shall also be deemed to include REMICs.

          CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

          Certain issuers of CMOs are not considered investment companies pursuant to a rule recently adopted by the Securities and Exchange Commission ("SEC"), and the Funds may invest in the securities of such issuers without the limitations imposed by the 1940 Act on investments by the Fund in other investment companies. In addition, in reliance on an earlier SEC interpretation, the Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, issuers of these CMOs must be unmanaged, fixed asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act and (d) are not registered or regulated under

                                                                       Page B-10
the 1940 Act as investment companies. To the extent that the Funds select CMOs that cannot rely on the rule or do not meet the above requirements, the Funds may not invest more than 10% of their assets in all such entities and may not acquire more than 3% of the voting securities of any single entity.

          The Funds also may invest in, among other things, parallel pay CMOs, Planned Amortization Class CMOs ("PAC bonds"), sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC bonds generally require payments of a specified amount of principal on each payment date. Sequential pay CMOs generally pay principal to only one class while paying interest to several classes. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing mortgage index or rate. Typical indices would include the eleventh district cost- of-funds index, the London Interbank Offered Rate, one-year Treasury yields, and ten-year Treasury yields.

          ADJUSTABLE RATE MORTGAGE SECURITIES: Adjustable rate mortgage securities ("ARMs") are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, 36, or 60 scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

          The ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest may be adjusted for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM's maximum rate, the ARM's coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.

          Some ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then utilized to reduce the outstanding principal balance of the ARM.

          CMO RESIDUALS: CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

          The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-related securities. See "Stripped Mortgage- Related Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-related securities, in certain circumstances a Fund may fail to recoup its initial investment in a CMO residual.

          CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

          STRIPPED MORTGAGE-RELATED SECURITIES: Stripped mortgage-related securities ("SMRS") are derivative multi- class mortgage securities. SMRS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

          SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMRS will have one class receiving some of the interest and most of the principal from the mortgage

                                                                       Page B-11
assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest, (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

          Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently introduced. As a result, established trading markets have not yet been fully developed and accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund's limit on illiquid securities.

          INVERSE FLOATERS: An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond. Inverse floaters may experience gains when interest rates fall and may suffer losses in periods of rising interest rates. The market for inverse floaters is relatively new.

          TIERED INDEX BONDS: Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined "strike" rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the "strike" rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

ASSET-BACKED SECURITIES

          The Funds may invest in securities issued by trusts and special purpose corporations with principal and interest payouts backed by, or supported by, any of various types of assets. These assets typically include receivables related to the purchase of automobiles, credit card loans, and home equity loans. These securities generally take the form of a structured type of security, including pass-through, pay-through, and stripped interest payout structures similar to the CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objectives and policies of the Funds.

RISK FACTORS RELATING TO INVESTING IN MORTGAGE-RELATED AND ASSET-BACKED
SECURITIES

          The yield characteristics of mortgage-related and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Funds purchase such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Funds purchase these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Funds may invest a portion of their assets in derivative mortgage-related securities which are highly sensitive to changes in prepayment and interest rates. The Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

          During periods of declining interest rates, prepayment of mortgages underlying mortgage-related securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in high-yielding mortgage-related securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable rates is subject to generally prevailing interest rates at that time. Prepayments may also result in the realization of capital losses with respect to higher yielding securities that had been bought at a premium or the loss of opportunity to realize capital gains in the future from possible future appreciation.

          Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

                                                                       Page B-12

COLLATERALIZED BOND OBLIGATIONS ("CBOs"), COLLATERALIZED LOAN OBLIGATIONS ("CLOs") AND OTHER COLLATERALIZED DEBT OBLIGATIONS ("CDOs")

          The Funds may invest in CBOs, CLOs, and other CDOs, which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities (which would have the risks described elsewhere in this document for that type of security) and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities discussed elsewhere in this document, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes, volatility in values, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

BANK OBLIGATIONS

          Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specific return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

          Obligations of foreign banks involve somewhat different risks than those affecting obligations of United States banks, including the possibility that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal or interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

LOAN PARTICIPATIONS

          The Funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

          A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

          A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard or care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

          Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's

                                                                       Page B-13
share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

          The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owned. Consequently, when in investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

          Each Fund limits the amount of it total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, a Fund will generally treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, Securities and Exchange Commission ("SEC") interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purpose of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Funds' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

          Loans and other types of direct indebtedness many not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's net asset value than if the value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds' currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of any investment restriction relating to the lending of funds or assets by a Fund.

          Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Funds. For example, if the loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

DERIVATIVE INSTRUMENTS

          In addition to the asset-backed securities, CBOs, CLOs and other CDOs and mortgage-related securities (including tiered index bonds and inverse floaters) which may be purchased by the Funds, the Funds may utilize certain other financial instruments with performance derived from the performance of an underlying asset ("derivatives"). The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies, and enter into futures contracts and use options on futures contracts. The Funds also may enter into swap agreements with other institutional investors with respect to foreign currencies, interest rates, and securities indices. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. Each Fund will maintain designated assets consisting of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets (including net proceeds from purchases and redemptions of Fund shares that have not settled but are expected to timely settle in the usual way), marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under options, futures contracts and swap agreements to avoid leveraging of the Fund. The value of some derivative investments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates or securities prices. A Fund's ability to successfully utilize these instruments may depend in part on the Adviser's ability to forecast correctly the movement of interest rates and other economic factors. Should the Adviser incorrectly forecast those factors, and take positions in derivative instruments contrary to prevailing market trends, the Funds could lose value and experience substantial volatility. A Fund may invest up to 15% of its total assets in options and futures.

          The Funds may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which a Fund owns or anticipates purchasing due to anticipated changes in interest rates. The Funds also may engage in currency exchange transactions by means of buying or selling foreign currency on a spot basis, entering into forward foreign currency exchange contracts, and buying and selling foreign currency options, futures and options on

                                                                       Page B-14
futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Funds' investment or anticipated investment in securities denominated in foreign currencies.

          OPTIONS ON SECURITIES AND ON SECURITIES INDEXES: A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund's holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

          The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

          Risks Associated with Options on Securities and Indexes. As mentioned above, there are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

          There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

          If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

          FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in the Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P 100; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as Euro. It is expected that other futures contracts will be developed and traded in the future.

          A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon

                                                                       Page B-15
exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

          Each Fund will use futures contracts and options on futures contracts in accordance with the applicable rules of the CFTC under which the Trust and the Funds avoid being deemed a "commodity pool" and the Adviser being deemed a "commodity pool operator." Accordingly, each Fund intends generally to limit its use of futures contracts and futures options as described below under "Limitations on Use of Futures and Futures Options."

          The Funds generally will use futures for hedging purposes only. With respect to hedging transactions, for example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

          A Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

          When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

          A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

          Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

          The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also designate liquid assets equivalent to the amount, if any, by which the put is "in the money."

          Limitations on Use of Futures and Futures Options. The Funds generally will enter into positions in futures contracts and related options only for hedging purposes. With respect to positions in futures and related options that do not constitute hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. There is no other percentage limitation on a Fund's use of options, futures and options thereon, except for the limitation on foreign currency option contracts described below.

          When purchasing a futures contract, a Fund will designate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with (or for the benefit of) a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund

                                                                       Page B-16
may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

          When selling a futures contract, a Fund will designate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

          When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with (or for the benefit of) a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

          When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

          To the extent that securities with maturities greater than one year are used to establish and collateralize or cover a Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted for the Fund in the Prospectus.

          The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Dividends and Tax Status."

          Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities. and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

          Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

          There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

                                                                       Page B-17

          Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

          SWAP AGREEMENTS. The Funds may enter into interest rate, index and currency exchange rate swap agreements. These transactions are entered into in a attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

          Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a designated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Swap agreements are subject to the Funds' overall limit that no more than 15% of net assets may be invested in illiquid securities, and a Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

          Whether a Fund's use of swap agreements will be successful in furthering its investment objectives will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the "Code") may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

          Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreements must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

                                                                       Page B-18

          This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

          STRUCTURED NOTES. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

          FOREIGN CURRENCY OPTIONS AND RELATED RISKS: The Funds may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Funds hold in their portfolios or intend to purchase. For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

          No Fund will enter into foreign currency option contracts if the premiums on such options exceed 5% of the Fund's total assets.

          The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option.

          There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

          RISKS OF OPTIONS TRADING: The Funds may effectively terminate their rights or obligations under options by entering into closing transactions. Closing transactions permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of a foreign security. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

          Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and a Fund will realize a loss of any premium paid and any transaction costs. Closing transactions may be effected only by negotiating directly with the other party to the option contract, unless a secondary market for the options develops. Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, a Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it had purchased in order to realize any profit.

          FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Funds may use forward contracts to protect against uncertainty in the level of future exchange rates. The Funds will not speculate with forward contracts or foreign currency exchange rates.

          A Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock" in the U.S. dollar price of the security or the U.S.

                                                                       Page B-19
dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

          A Fund also may use forward contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Adviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Funds' portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

          The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. A Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or (2) the Fund designates liquid assets in an amount not less than the value of the Fund's total assets committed to the consummation of the contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

          At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

          The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

          Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

FOREIGN SECURITIES

          Each Fund has the right to invest up to 25% of its total assets in securities of foreign issuers that are denominated in U.S. dollars. Investments in securities of foreign issuers that are not denominated in U.S. dollars by the Funds will be limited to 15% of each Fund's total assets. Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry; and foreign currencies may be stronger or weaker than the U.S. dollar. The Adviser believes that the ability to invest abroad will enable the Funds to take advantage of these differences when they are favorable.


                                                                       Page B-20

          Fixed-income securities that may be purchased by the Funds include debt obligations issued or guaranteed by foreign governments, their subdivisions, agencies or instrumentalities, or by supranational entities that have been constituted by the governments of several countries to promote economic development, such as The World Bank and The Asian Development Bank. Foreign investment in certain foreign government debt is restricted or controlled to varying degrees.

          The Funds may also invest in fixed-income securities of issuers located in emerging foreign markets; provided, however, that the Funds (other than the HIGH YIELD BOND FUND) may invest up to only 10% of their total assets in emerging foreign markets securities. Emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, Malaysia, New Zealand, Hong Kong, Singapore and most Western European countries. In determining what countries constitute emerging markets, the Adviser will consider, among other things, data, analysis and classification of countries published or disseminated by the International Bank for Reconstruction and Development (the "World Bank") and the International Financial Corporation. Currently, investing in many emerging markets may not be desirable or feasible, because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Funds expect to expand and further broaden the group of emerging markets in which they invest.

          From time to time, emerging markets have offered the opportunity for higher returns in exchange for a higher level of risk. Accordingly, the Adviser believes that each Fund's ability to invest in emerging markets throughout the world may enable the achievement of results superior to those produced by funds, with similar objectives to those of the Funds, that invest solely in securities in developed markets. There is no assurance that any Fund will achieve these results.

          The Funds may invest in the following types of emerging market fixed-income securities: (a) fixed-income securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government-owned, controlled or sponsored entities, including central banks (collectively, "Sovereign Debt"), including Brady Bonds (described below); (b) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of Sovereign Debt; (c) fixed-income securities issued by banks and other business entities; and (d) fixed-income securities denominated in or indexed to the currencies of emerging markets. Fixed-income securities held by the Funds may take the form of bonds, notes, bills, debentures, bank debt obligations, short-term paper, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of any of the foregoing. There is no requirement with respect to the maturity of fixed-income securities in which the Funds may invest.

          The Funds may invest in Brady Bonds and other Sovereign Debt of countries that have restructured or are in the process of restructuring Sovereign Debt pursuant to the Brady Plan. "Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other agreements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

          Emerging market fixed-income securities generally are considered to be of a credit quality below investment grade, even though they often are not rated by any nationally recognized statistical rating organizations. Investment in emerging market fixed-income securities will be allocated among various countries based upon the Adviser's analysis of credit risk and its consideration of a number of factors, including: prospects for relative economic growth among the different countries in which the Funds may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors. The Adviser's emerging market sovereign credit analysis includes an evaluation of the issuing country's total debt levels, currency reserve levels, net exports/imports, overall economic growth, level of inflation, currency fluctuation, political and social climate and payment history. Particular fixed-income securities will be selected based upon credit risk analysis of potential issuers, the characteristics of the security and interest rate sensitivity of the various debt issues available with respect to a particular issuer, analysis of the anticipated volatility and liquidity of the particular debt instruments, and the tax implications to the Fund. The emerging market fixed-income securities in which the Funds may invest are not subject to any minimum credit quality standards.

                                                                       Page B-21

ILLIQUID SECURITIES

          A Fund may not invest more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions of resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illegal securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Currently the Funds may invest in securities issued in private placements. The Funds also may invest in mezzanine securities which are placed between debt and equity in a company's capital structure. These securities are typically subordinated debt instruments for late stage venture and mature companies and may offer income through a current coupon and equity participation through a warrant. In addition to being subject to credit risk, mezzanine securities are generally considered less liquid.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this rule and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

          Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace

                                                                       Page B-22
trades (e.g. the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one or two of the highest rating categories by at least two nationally recognized statistical rating organizations ("NRSRO"), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Adviser, and
(ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

BORROWING

          The HIGH YIELD BOND FUND may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, it may borrow money from banks for any purpose in an amount up to 1/3 of the Fund's total assets. A mutual fund may also borrow for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the mutual fund's total assets.

          The TOTAL RETURN BOND FUND, LOW DURATION BOND FUND, INTERMEDIATE BOND FUND and SHORT-TERM INVESTMENT FUND each may borrow for temporary, emergency or investment purposes up to 10% of its total assets. This borrowing may be unsecured.

          The provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

          Borrowing subjects a Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. This is the speculative factor known as leverage.

          As noted above, a Fund also may enter into certain transactions, including reverse repurchase agreements, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under a reverse purchase agreement (or economically similar transaction) by the designation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

          The business and affairs of the Trust and each Fund is under the direction of the Board of Trustees. Information pertaining to the Trustees and officers of the Trust is provided in the table below. The term "officer" means president, vice president, secretary, treasurer, controller, or any other officer who performs policy making functions. All Trustees oversee four active Funds. For purposes of trust business, the address for all Trustees and officers is c/o Metropolitan West Asset Management, LLC, 11766 Wilshire Boulevard, Suite 1580, Los Angeles, CA 90025.

                                                                       Page B-23

                                                                       Page B-24


------------------------------------------------------------------------------------------------------------------------------------
Name, Address and           Position(s)   Term of       Principal Occupations During Past         Other Directorships Held by
Year of Birth               Held with     Office and    Five Years                                Trustee
                            Trust         Length of
                                          Time Served
------------------------------------------------------------------------------------------------------------------------------------
                                         INDEPENDENT TRUSTEES OF THE TRUST*
------------------------------------------------------------------------------------------------------------------------------------
David H. Edington           Trustee       Indefinite    Mr. Edington is the founder (and since    None
(1957)                                    term since    July 1999, the President) of Rimrock
                                          2001          Capital Management (previously known as
                                                        Rimrock Enterprises, Inc.), an
                                                        investment advisory firm which acts as
                                                        investment adviser to Rimrock Trading,
                                                        L.P.  Prior to April, 1998, Mr.
                                                        Edington was Managing Director of
                                                        Pacific Investment Management Company
                                                        (PIMCO)
------------------------------------------------------------------------------------------------------------------------------------
Martin Luther King III      Trustee       Indefinite    Since 1998, Mr. King has served as the    None
(1957)                                    term since    President and Chief Executive Officer
                                          1997          of the Southern Christian Leadership
                                                        Conference.  He has been engaged as an
                                                        independent motivational lecturer
                                                        since 1980.
------------------------------------------------------------------------------------------------------------------------------------
Daniel D. Villanueva        Trustee       Indefinite    Mr. Villanueva has served as the          Mr. Villanueva is the Chairman of
(1937)                                    term since    Chairman and Managing Director of         Bastion Capital Corporation.  He
                                          1997          Bastion Capital Corporation               also serves as the Chairman of
                                                        (investments) since 1990. He has served   Integrated Water Resources and as
                                                        as the Chairman of Integrated Water       a Director of the Telemundo
                                                        Resources since 1999.                     Network.
------------------------------------------------------------------------------------------------------------------------------------
                                               INTERESTED TRUSTEES**
------------------------------------------------------------------------------------------------------------------------------------
Scott B. Dubchansky         Chairman      Indefinite    Mr. Dubchansky has been the Chief         None
(1960)                      of the        term since    Executive officer of the Adviser since
                            Board of      1997          August 1996.  From August 1992 through
                            Trustees,                   August 1996, Mr. Dubchansky was a
                            President                   Senior Vice President of Donaldson
                            and Chief                   Lufkin & Jenrette in the Fixed Income
                            Executive                   Division.
                            Officer
------------------------------------------------------------------------------------------------------------------------------------
Keith T. Holmes             Trustee       Indefinite    Mr. Holmes has been a partner of the      None
(1952)                                    term since    law firm King, Purtich, Holmes, Paterno
                                          1997          & Berliner (and its predecessor firm
                                                        King, Purtich & Holmes) since 1992.
                                                        Mr. Holmes practices corporate finance
                                                        and real estate law.  Mr. Holmes' firm
                                                        has performed legal services for the
                                                        Adviser and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

                                                                       Page B-25


------------------------------------------------------------------------------------------------------------------------------------
Name, Address and           Position(s)   Term of       Principal Occupations During Past         Other Directorships Held by
Year of Birth               Held with     Office and    Five Years                                Trustee
                            Trust         Length of
                                          Time Served
------------------------------------------------------------------------------------------------------------------------------------
                                           OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Joseph D. Hattesohl         Treasurer     Indefinite    Mr. Hattesohl has been the Chief          N/A
(1963)                                    term since    Financial Officer of the Adviser since
                                          2000          November 2000.  From February 1995
                                                        through November 2000,  Mr. Hattesohl
                                                        was a Vice President of Pacific
                                                        Investment Management Company (PIMCO)
                                                        in Newport Beach, California.  From
                                                        March 1993 through February 1995, Mr.
                                                        Hattesohl was a Director of Finance
                                                        with Carl I. Brown & Co.
------------------------------------------------------------------------------------------------------------------------------------
James E. Menvielle          Assistant     Indefinite    Presently, Mr. Menvielle is the           N/A
(1972)                      Treasurer     term since    Controller for the Adviser.  Mr.
                                          1998          Menvielle has been with the Adviser
                                                        since 1998. From 1995 to 1998, he was
                                                        a Senior Accountant with Deloitte &
                                                        Touche LLP.
------------------------------------------------------------------------------------------------------------------------------------
Lara E. Mulpagano           Secretary     Indefinite    Since 1996, Ms. Mulpagano has been a      N/A
(1969)                                    term since    Vice President and Assistant Portfolio
                                          1997          Manager for the Adviser. From 1993 to
                                                        1996, she was an Assistant Portfolio
                                                        Manager for the fixed income
                                                        department of Hotchkis & Wiley. From
                                                        1991 to 1993, she was a research
                                                        assistant at Pacific Investment
                                                        Management Company (PIMCO).
------------------------------------------------------------------------------------------------------------------------------------
Arlana D. Williams          Assistant     Indefinite    Presently, Ms. Williams is an Assistant   N/A
(1972)                      Treasurer     term since    Vice President for the Adviser. She
                            and           1998          has been with the Adviser since 1998.
                            Principal                   From 1995 to 1998, she was a Senior
                            Accounting                  Accountant with Ernst & Young LLP.
                            and                         From 1994 to 1995, she was an
                            Financial                   accountant with Coopers & Lybrand LLP.
                            Officer
------------------------------------------------------------------------------------------------------------------------------------

* Denotes a Trustee who is not an "interested" person of the Fund as defined in the 1940 Act.

** Denotes a Trustee who is an "interested" person of the Trust as defined in the 1940 Act, due to the relationship indicated with the Adviser.

          The Trust does not pay salaries to any of its officers or fees to any of its Trustees who are affiliated with the Adviser. Disinterested Trustees receive an annual retainer of $6,000 and $1,500 for each meeting of the Board of Trustees attended for the fiscal year ended March 31, 2002. Mr. Holmes will also be compensated according to this schedule. Mr. Holmes is an interested Trustee because he provides legal services to the Adviser and its affiliates.

                                                                       Page B-26

COMMITTEES

          The Board has an Audit Committee consisting of Messrs. King, Edington and Villanueva. Mr. King is the Chairman of the Audit Committee. All of the members of the Audit Committee are "non-interested persons" as defined in the 1940 Act ("Independent Trustees"). The Audit Committee reviews the scope and results of the Trust's annual audit with the Trust's independent accountants and recommends the engagement of such accountants. The Audit Committee met one time during the fiscal year ended March 31, 2002.

          The Board has a Pricing Committee consisting of Mr. Villanueva, an Independent Trustee, and Tad Rivelle and Laird Landmann, both portfolio managers of the Adviser. The Pricing Committee is responsible for the fair value pricing of any securities held by the Funds as necessary. The Pricing Committee of the Trust met once during the fiscal year ended March 31, 2002.

SECURITY AND OTHER INTERESTS

          The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in each portfolio of the Trust and in all registered investment companies overseen by the Trustee within the Trust's family of investment companies, as of December 31, 2001.


                                                                                      Aggregate Dollar Range of Equity
                                                                                   Securities in All registered Investment
                                      Dollar Range of Equity                     Companies Overseen by Director in Family of
   Name of Trustee                 Securities in the Funds (1)                              Investment Companies
INDEPENDENT TRUSTEES

David H. Edington                              None                                               None
Martin Luther King, III                        None                                               None
Daniel D. Villanueva                           None                                               None

INTERESTED TRUSTEES

Scott B. Dubchansky        Low Duration Bond Fund-Class M ($50,001-$100,000)                  $100,001 plus
                           Total Return Bond Fund-Class M ($50,001-$100,000)
                                  AlphaTrak 500 Fund ($100,001 plus)

Keith T. Holmes                           AlphaTrak 500 Fund                                  $100,001 plus
                                   Total Return Bond Fund - Class M

(1) Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the "1934 Act") include direct and or indirect ownership of securities where the trustee's economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 plus.

          As of December 31, 2001, none of the Independent Trustees, or their immediate family members owned, beneficially or of record, any securities in the advisers or principal underwriter of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the adviser or principal underwriter of the Trust.

          As of June 30, 2002, the Trustees and officers of the Trust and the Adviser, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Funds. However, for a period of up to several months following commencement of operations of the HIGH YIELD BOND FUND and the INTERMEDIATE BOND FUND, the Adviser and its affiliates likely will own a majority of the outstanding shares of each of the above Funds.


COMPENSATION

          The total compensation paid by the Trust to each Trustee during the fiscal year ended March 31, 2002 is set forth below:

                                                                       Page B-27


------------------------------------------------------------------------------------------------------------------------------
Name of Trustee                    Aggregate          Pension or Retirement       Estimated Annual         Total Compensation
                                 Compensation          Benefits Accrued As      Retirement Benefits        From the Trust and
                                from the Trust        Part of Fund Expenses       Upon Retirement             Fund Complex
------------------------------------------------------------------------------------------------------------------------------
Scott B. Dubchansky                  None                      None                    None                      None
------------------------------------------------------------------------------------------------------------------------------
Laird R. Landmann**                  None                      None                    None                      None
------------------------------------------------------------------------------------------------------------------------------
Keith T. Holmes                    $10,500*                    None                    None                    $10,500
------------------------------------------------------------------------------------------------------------------------------
David H. Edington**                $ 6,000                     None                    None                    $ 6,000
------------------------------------------------------------------------------------------------------------------------------
Martin Luther King III             $10,500                     None                    None                    $10,500
------------------------------------------------------------------------------------------------------------------------------
James M. Lippman**                 $ 9,000                     None                    None                     $9,000
------------------------------------------------------------------------------------------------------------------------------
Daniel D. Villanueva               $10,500*                    None                    None                    $10,500
------------------------------------------------------------------------------------------------------------------------------

* Messrs. Holmes and Villanueva participate in a deferred compensation plan for certain eligible Trustees of the Trust. As of March 31, 2002, the total amount of deferred compensation, including interest, was $10,703 for Mr. Holmes and $10,838 for Mr. Villanueva.

** Mr. Edington became a Trustee of the Trust on November 19, 2001. Mr. Lippman resigned as a Trustee of the Trust on October 1, 2001. Mr. Landmann resigned as a Trustee of the Trust on May 20, 2002.

          The Trust has an unfunded, non-qualified deferred compensation plan (the "Plan") for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees' fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee's deferral account, which is no later than when the Trustee ceases to be a member of the Board of Trustees, deferred fees will be paid out in a single sum in cash or a maximum of ten annual installments.

CODE OF ETHICS

          The Funds and the investment adviser have adopted codes of ethics under Rule 17j-l of the 1940 Act that (i) establish procedures for personnel with respect to personal investing, (ii) prohibit or restrict certain transactions that may be deemed to create a conflict of interest between personnel and the Funds and (iii) permit personnel to invest in securities, including securities that may be purchased or held by the Funds.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          Listed in the table below are shareholders deemed to be control persons or principal owners of a Fund, as defined in the 1940 Act. Control persons are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the outstanding voting securities of a Fund. Principal holders own of record or beneficially 5% or more of a Fund's outstanding voting securities. As of June 30, 2002, the following persons owned beneficially more than 5% of the outstanding voting shares of the Funds noted:

          FUND                                          PERCENTAGE OWNERSHIP

          TOTAL RETURN BOND FUND - CLASS I:

                  None

          LOW DURATION BOND FUND - CLASS I:

                  Community Funds, Inc.                        8.43%


                                                                       Page B-28

                  2 Park Avenue
                  New York, NY  10016

                  Union Bank Trustee                           7.48%
                  FBO Sunkist Growers
                  P.O. Box 85484
                  San Diego, CA  92186

                  Wells Fargo Bank                             5.61%
                  FBO Roch Mayo
                  P.O. Box 1533
                  Minneapolis, MN  55480

                  Wells Fargo Bank                             5.35%
                  FBO Anderson Mar
                  P.O. Box 1533
                  Minneapolis, MN  55480

         INTERMEDIATE BOND FUND - CLASS I:

                  Metropolitan West Asset Management           100.00%
                  11766 Wilshire Boulevard
                  Suite 1580
                  Los Angeles, CA  90025


PORTFOLIO TRANSACTIONS AND BROKERAGE

          The Investment Advisory Agreement states that in connection with its duties to arrange for the purchase and sale of securities held in the portfolio of each Fund by placing purchase and sale orders for that Fund, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgment, implement the policy of the Trust to achieve "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker.

          The Adviser is also authorized by the Agreement to consider whether the broker provides brokerage and/or research services to the Funds and/or other accounts of the Adviser. The Agreement states that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Agreement provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Adviser shall be prepared to show that commissions paid (i) were for purposes contemplated by the Agreement;
(ii) were for products or services which provide lawful and appropriate assistance to the Adviser's decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information. The Adviser is also authorized to consider sales of shares of each Fund and/or of any other investment companies for which the Adviser acts as Adviser as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution," as defined above.

          The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information assisting the Trust in the valuation of the Funds' investments. The research which the Adviser may receive for the Funds' brokerage commissions, whether or not useful to a Fund, may be useful to the Adviser in managing the accounts of the Adviser's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to any Fund.

          In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by the Funds directly from an

                                                                       Page B-29
issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

          For the fiscal years ended March 31, 2000, 2001, and 2002, brokerage commissions (as opposed to dealer mark-ups) paid by the Funds were as follows:
TOTAL RETURN BOND FUND - $9,600 for 2000, $80,425 for 2001, and $10.644 for 2002; LOW DURATION BOND FUND -- $28,536 for 2000, $39,288 for 2001, and $59,304
for 2002. No brokerage commissions were paid by HIGH YIELD BOND FUND and INTERMEDIATE BOND FUND during the last fiscal year. The Adviser has not obtained any soft dollar benefits from transactions by the Funds since inception of the Funds.


INVESTMENT ADVISORY SERVICES

          The Adviser, Metropolitan West Asset Management, LLC, with principal offices at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025, is a registered investment adviser organized as a California limited liability company in 1996.

          Under the Investment Advisory Agreement relating to the Funds, the Adviser provides the Funds with investment management services. As compensation for these services, each Fund pays management fees at an annualized rate of its average daily assets, as described in the Prospectus. For the fiscal years ended March 31, 2000, 2001 and 2002 the amounts of the advisory fees earned by the Adviser and the amounts of the reductions in fees and reimbursements of expenses by the Adviser as a result of the expense limitations and fee waivers described in the Prospectus were as follows:



---------------------------------------------------------------------------------------------------------------------------------
                            Fiscal Year ended                   Fiscal Year ended                    Fiscal Year ended
                              March 31, 2002                     March 31, 2001                       March 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
                                       Advisory Fees                      Advisory Fees                         Advisory Fees
                      Contractual       Reduced and      Contractual       Reduced and        Contractual        Reduced and
                       Advisory          Expenses         Advisory          Expenses         Advisory Fees        Expenses
                         Fees           Reimbursed          Fee           Reimbursed by                         Reimbursed by
                                         by Adviser                         Adviser                               Adviser
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN          $5,006,253            $378,724     $2,252,301           $399,158        $  895,646         $191,678
BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
LOW DURATION          $1,720,310            $326,336     $1,091,360           $254,289        $1,429,895         $242,609
BOND FUND
---------------------------------------------------------------------------------------------------------------------------------

No advisory fees were paid by the HIGH YIELD BOND FUND and the INTERMEDIATE BOND FUND during the last fiscal year.

          The Board of Trustees of the Trust, including the Independent Trustees, approved the Advisory Agreement with respect to the Funds pursuant to
Section 15(c) of the Investment Company Act of 1940 at a meeting called for the purpose of voting on such approval. Before approving the Advisory Agreement, the Board evaluated information provided by the Adviser. The Board considered a number of factors before voting to approve the new Advisory Agreement with respect to the Funds, including the nature and quality of the services to be provided to the Funds, and the fees and expenses to be borne by the Funds. In reviewing the quality of the services to be provided to the Funds, the Board considered performance information of other mutual funds managed by the Adviser. The Board also reviewed the quality and depth of the Adviser's organization in general and the investment professionals to provide services to the Funds. In reviewing the fees and expenses to be borne by the Funds, the Board noted, among other things, that the advisory fees to be paid by the Funds and the proposed expenses of the Fund were favorable generally in relation to the relevant peer groups. Based of this review, the Board, including the Independent Trustees, concluded that the advisory fees to be paid by the Funds, as well as the proposed expenses of the Funds, are fair, both absolutely and in comparison with those of other funds in the industry, and that the shareholders should receive reasonable value in return for paying those fees and expenses.

          The Adviser has agreed in an Operating Expenses Agreement to limit each Fund's expenses as described in the Prospectus. That Agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund's operating expenses are otherwise below its expense cap. This obligation will not be recorded as a liability on the books of the Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent Trustees have approved that reimbursement. Certain officers and trustees of the Funds are also officers and directors of the Adviser. All officers serve without direct compensation from the Funds.

                                                                       Page B-30

ADMINISTRATOR

          The Funds have a Services Agreement with PFPC Inc. ("PFPC" or the "Administrator"), with offices at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406. The Services Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Funds; prepare all required filings necessary to maintain the Funds' qualifications and/or registrations to sell shares in all states where each Fund currently does, or intends to do, business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Funds' servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary each Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Funds and the Administrator. No administrative fees were paid by the HIGH YIELD BOND FUND and INTERMEDIATE BOND FUND during the last fiscal year. The amount of administrative services fees paid by each Fund for the last three fiscal years is as follows:


        ---------------------------------------------------------------------
                               Administration Fees
        ---------------------------------------------------------------------
                                     Total Return            Low Duration
          Fiscal Year Ended            Bond Fund              Bond Fund
        ---------------------------------------------------------------------
            March 31, 2002              $783,749              $320,279
        ---------------------------------------------------------------------
            March 31, 2001              $372,234              $218,443
        ---------------------------------------------------------------------
            March 31, 2000              $103,891              $192,373
        ---------------------------------------------------------------------

ACCOUNTING SERVICES

          As part of the Services Agreement, PFPC also serves as the accounting agent for the Funds and maintains the accounting books and records of the Funds, calculates the Funds' net asset value in accordance with the provisions of the Funds' current prospectus and prepares for Fund approval and use of various government reports, tax returns and proxy materials. No accounting services fees were paid by the HIGH YIELD BOND FUND and INTERMEDIATE BOND FUND during the last fiscal year. The amount of accounting services fees paid by each Fund for the last three fiscal years is as follows:


        ---------------------------------------------------------------------
                              Accounting Services Fees
        ---------------------------------------------------------------------
                                     Total Return            Low Duration
          Fiscal Year Ended            Bond Fund              Bond Fund
        ---------------------------------------------------------------------
            March 31, 2002              $197,848              $110,730
        --------------------------- --------------------- -------------------
            March 31, 2001              $110,810              $ 83,122
        --------------------------- --------------------- -------------------
            March 31, 2000              $49,368               $63,456
        --------------------------- --------------------- -------------------

CUSTODIAN AND TRANSFER AGENT

          The Bank of New York, 100 Church Street, 10th Floor, New York, New York 10286, serves as the Funds' custodian under a separate Custody Agreement. PFPC Inc. serves as the transfer agent for the Funds under a Services Agreement.


                                                                       Page B-31

DISTRIBUTOR

          PFPC Distributors, Inc. (the "Distributor"), 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, a broker-dealer affiliated with the Administrator, acts as each Fund's principal underwriter in a continuous public offering of the Fund's shares. After its initial term of two years, the Underwriting Agreement between the Funds, the Adviser and the Distributor continues in effect for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of each Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not parties to such agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated without penalty by the parties thereto upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

                                 NET ASSET VALUE

          As stated in the Prospectus, the net asset value per share of each Fund's shares will be determined at the close of the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. New York time, but the NYSE sometimes closes earlier) on each day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may, however, close on days not included in that announcement. No Fund is required to compute its net asset value on any day on which no order to purchase or redeem its shares is received. The daily net asset value may not reflect the closing market price for all futures contracts held by the Funds because the markets for certain futures close shortly after the time net asset value is calculated.

          Fixed-income securities for which market quotations are readily available are valued at the average of the latest bid and asked prices. However, securities with a demand feature exercisable within one to seven days are valued at par. The Funds receive pricing information from independent pricing vendors approved by the Board of Trustees. The Funds currently receive security prices from FT Interactive Data Corporation ("FT IDC") and other independent pricing vendors. FT IDC, Standard & Poor's JJ Kenney, and Bloomberg L.P. are regarded as some of the more common sources of readily available pricing information for fixed-income securities. Prices provided by FT IDC and other private vendors also may be based on quotations from one or more market makers.

          The Funds use a benchmark pricing system to the extent prices for securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from FT IDC or another pricing source. For a security priced using this system, the Adviser initially selects a benchmark composed of a relevant U.S. Treasury security and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The Adviser adjusts the value of the security daily based on changes to the market price of the assigned benchmark. Once each month the Adviser obtains from one or more dealers an independent review of prices produced by the benchmark system as well as a review of the benchmark selected to adjust the price. Although the Adviser believes that benchmark pricing is the most reliable method for pricing securities not priced by FT IDC or others, there is no assurance that the benchmark price reflects the actual price for which a Fund could sell a security. The accuracy of benchmark pricing depends on the judgment of one or more market makers regarding a security's market price, as well as the choice of the appropriate benchmark, subject to review by the Adviser. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board of Trustees.

          Debt securities which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days (unless the Board of Trustees determines that this method does not represent fair value). S&P 500 futures contracts are valued at the first sale price after 4:00 p.m. EST on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange which it is traded.

          Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the latest bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market.

                                                                       Page B-32

          Trading in securities listed on foreign securities exchanges is normally completed before the close of regular trading on the NYSE. In addition, foreign securities trading may not take place on all business days in New York and may occur on days on which the NYSE is not open. In addition, foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Events affecting the value of foreign securities and currencies will not be reflected in the determination of net asset value unless the Board of Trustees determines that the particular event would materially affect net asset value, in which case an adjustment will be made. Foreign currency exchange transactions conducted on a spot basis are valued at the spot rate prevailing in the foreign exchange market.


          Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board of Trustees.

                               REDEMPTION IN KIND

          If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of any Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of that Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

                            DIVIDENDS AND TAX STATUS

          Each Fund has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). Each Fund is taxed as a separate entity under Subchapter M and must qualify on a separate basis. Qualification as a regulated investment company requires, among other things, that (a) at least 90% of a Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities, foreign currencies or options (including forward contracts) thereon; and (b) a Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). In addition, in order to qualify as a regulated investment company a Fund must distribute to its shareholders at least 90% of its net investment income, other than net capital gains, earned in each year. As such, and by complying with the applicable provisions of the Code, a Fund will not be subject to federal income tax on taxable income (including realized capital gains) that it distributes to shareholders in accordance with the timing requirements of the Code.

          A Fund must pay an excise tax to the extent it does not distribute to its shareholders during each calendar year at least 98% of its ordinary income for that calendar year, 98% of its capital gains over capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains for the preceding respective one-year period. The Funds intend to meet these distribution requirements to avoid excise tax liability. If the net asset value of shares of a Fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for Federal income tax purposes.

          The Taxpayer Relief Act (the "Relief Act") reduced the maximum tax on long-term capital gains from 28% to 20% for taxpayers in all brackets except for those in the 15% bracket, whose maximum rate will be 10% on those gains. Certain provisions of the Relief Act have since been changed and further changes not described in this Statement of Additional Information are possible.

          Corporate shareholders are eligible to deduct 70% of dividends received from domestic corporations. The Funds pass through this benefit to their corporate shareholders subject to limitations under Section 854 of the Code. The dividends-received deduction is allowed to a corporate shareholder only if the shareholder satisfies a 46-day holding period for the dividend-paying stock (or a 91-day period for certain dividends on preferred stock). The 46-day (91-day) holding period generally does not include any time in which the shareholder is protected from the risk of loss otherwise inherent in the ownership of an equity interest. The Relief Act provided that the taxpayer must satisfy the holding period requirement with respect to each dividend. This determination is made by looking at the 90-day (180-day) period starting 45 days (90 days) before the ex-date. The 46 days (91 days) do not have to be consecutive and do not include any day in which risk of loss is diminished.

                                                                       Page B-33

          A Fund must satisfy the above holding period requirements in order to pass through this benefit to its corporate shareholders. In addition, a corporate shareholder of a Fund must also satisfy the holding period requirement with respect to its Fund Shares. In determining the extent to which a Fund's dividends may be eligible for the 70% dividends-received deduction by corporate shareholders, interest income, capital gain net income, gain or loss from
Section 1256 contracts (described below), dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.

          The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Funds. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

          For accounting purposes, when a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by a Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

          Any security, option, or other position entered into or held by a Fund that substantially diminishes the Fund's risk of loss from any other position held by the Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain not being treated as long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term losses. Different elections are available to a Fund that may mitigate the effects of the straddle rules.

          Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of
Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term gain or loss.

          A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. A Fund may invest in the stock of foreign investment companies that may be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that a Fund derives from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, a Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. Each Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.

          Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on forward foreign currency exchange contracts (other than forward foreign currency exchange contracts that are governed by Section 1256 of the Code and for which no election is made) or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss. These gains and losses, referred to as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the Fund's net capital gain. If a Fund's Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing the basis of each shareholder's shares.

          Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares received in connection with the payment of a dividend by a Fund constitute a replacement of shares.

                                                                       Page B-34

          The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in a Fund. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and other foreign persons are subject to different tax rules, and may be subject to United States federal income tax withholding of up to 30% on certain payments received from a Fund. Shareholders are advised to consult with their own tax advisers concerning the application of federal, state, local, and foreign taxes to an investment in a Fund.

                             PERFORMANCE INFORMATION

          TOTAL RETURN: Average annual total return quotations used in the Funds' advertising and promotional materials are calculated according to the following formula:

                        P (1 + T) to the nth power = ERV

          where P equals a hypothetical initial payment of $1,000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

          Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

          The average annual total returns for Class I shares of each Fund for the periods shown were as follows:

          ----------------------------------------------------------------------
                                                                 Inception*
                                                Year Ended       Through
                                              March 31, 2002     March 31, 2002
          ----------------------------------------------------------------------
          TOTAL RETURN BOND FUND-CLASS  I        +4.51%               +8.53%
          ----------------------------------------------------------------------
          LOW DURATION BOND FUND-CLASS I         +4.94%               +7.00%
          ----------------------------------------------------------------------

          * The inception date for Class I Shares of the TOTAL RETURN BOND FUND and the LOW DURATION BOND FUND was March 31, 2000.

          The formula for calculating aggregate total return is as follows:

                                 A = [( ERV ) - 1]
                                 -----------------
                                         P

          Where:     A       =    aggregate total return.

                     ERV     =    ending redeemable value at end of the period
                                  covered by the computation of a hypothetical
                                  $1,000 investment made at the beginning of the period.

                     P       =    hypothetical initial investment of $1,000.

          The calculations of average annual total returns before taxes and aggregate total returns (i) assume the maximum sales load (or other charges deducted from payments, if any, is deducted from the initial $1,000 payment,
(ii) assume all distributions are reinvested at the price stated in the prospectus on the reinvestment dates during the period, (iii) include all recurring fees charged to all shareholder accounts, and (iv) assume a complete redemption at the end of the applicable period and deduction of all non-recurring charges deducted at the end of each period.

          Average annual total return (after taxes on distributions) is calculated according to the following formula:

                                ATVD = P (1 + T)n

          Where:     P       =    hypothetical initial investment of $1,000.


                                                                       Page B-35

                     T       =    average annual total return (after taxes on
                                  distributions).

                     n       =    period covered by the computation, expressed
                                  in terms of years.

                     ATVD    =    ending value of a hypothetical $1,000
                                  investment after taxes on fund distributions but not after taxes on redemptions.

          The calculations of average annual total returns (after taxes on distributions) (i) assume the maximum sales load (or other charges deducted from payments), if any, is deducted from the initial $1,000 payment, (ii) assume all distributions, less federal income taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period, (iii) use federal income tax rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions), (iv) apply the highest individual marginal federal income tax rate in effect on the reinvestment date to each component of the distributions on the reinvestment date (which rates may vary over the measurement period), (v) include all recurring fees charged to all shareholder accounts, assuming that no additional taxes or tax credits result from any redemption of shares required to pay such fees, and (vi) assume a complete redemption at the end of the applicable period and deduction of all non-recurring charges deducted at the end of each period and that the redemption has no tax consequences. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculations disregard the effect of phase-outs of certain exemptions, deductions and credits at various income levels, the impact of the federal alternative minimum tax, and potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

          Average annual total return (after taxes on distributions and redemptions) is calculated according to the following formula:

                     ATVDR = P (1 + T)n

          Where:     P       =    hypothetical initial investment of $1,000.

                     T       =    average annual total return (after taxes on
                                  distributions and redemption).

                     n       =    period covered by the computation, expressed
                                  in terms of years.

                     ATVDR   =    ending value of a hypothetical $1,000
                                  investment after taxes on fund distributions and redemptions.

          The calculations of average annual total returns (after taxes on distributions and redemption) (i) assume the maximum sales load (or other charges deducted from payments), if any, is deducted from the initial $1,000 payment, (ii) assume all distributions, less federal income taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period, (iii) use federal income tax rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions), (iv) apply the highest individual marginal federal income tax rate in effect on the reinvestment date to each component of the distributions on the reinvestment date (which rates may vary over the measurement period), (v) include all recurring fees charged to all shareholder accounts, assuming that no additional taxes or tax credits result from any redemption of shares required to pay such fees, and (vi) assume a complete redemption at the end of the applicable period and deduction of all non-recurring charges deducted at the end of each period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculations disregard the effect of phase-outs of certain exemptions, deductions and credits at various income levels, the impact of the federal alternative minimum tax, and potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

          Since performance will fluctuate, performance data for the funds cannot necessarily be used to compare an investment in the funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

          YIELD: Annualized yield quotations used in a Fund's advertising and promotional materials are calculated by dividing the Fund's income for a specified 30-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the

                                                                       Page B-36
result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                YIELD = 2 [a - b + 1) to the 6th power - 1]
                           -----
                            cd

          where a equals dividends and interest earned during the period; b equals expenses accrued for the period, net of reimbursements; c equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and d equals the maximum offering price per share on the last day of the period.

          Except as noted below, in determining net investment income earned during the period ("a" in the above formula), a Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360; and (3) multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

          Annualized yield for the Class I shares of the TOTAL RETURN BOND FUND and LOW DURATION BOND FUND for the 30-day period ended June 30, 2002 was 8.65% and 6.85%, respectively.

          For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

          OTHER INFORMATION: Each Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials a Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money magazine, Forbes, Business Week, Financial World and Barron's. The Funds also may quote or refer to other portfolio or performance statistics that are intended to reflect historical volatility and other performance information, including the following: (1) Beta (the covariance of a share in relation to the rest of the market, with volatility equal to the market having a beta of 1); (2) R-squared (R2 reflects the degree to which the Fund's movements are explained by movements in its benchmark index. R2 can range from 0 to 1 with 1 meaning that all movements of a fund are explained by movements of the index);
(3) Alpha (alpha measures the Fund's return relative to an unmanaged portfolio index and is a general measure of the relative value a portfolio manager has contributed. A value greater than 0 indicates a positive contribution); and (4) Correlation coefficient (correlation coefficient provides a measure of how closely the returns of one variable [the fund] moves with another [the index]. It ranges from -1 to +1, with +1, indicating a perfect positive correlation, occurring only when the returns of the two variables move exactly at the same time, in the same direction, and in the same relative magnitude).

                       FURTHER INFORMATION ABOUT THE TRUST

          The Declaration of Trust for the Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in each Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares. Each of such classes has or will have a different designation. Income and operating expenses not specifically attributable to a particular Fund are allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

          Rule 18f-2 under the Investment Company Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the series of the Trust affected by the matter. Under Rule 18f-2, a series is presumed to be affected by a matter, unless the interests of each series in the matter are identical or the matter does not affect any interest of such series. Under Rule 18f-2 the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of its outstanding shares. However, the rule also provides that the ratification

                                                                       Page B-37
of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by the shareholders of the Trust voting without regard to Fund.

          The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

          The Trust's custodian is responsible for holding the Funds' assets. Subcustodians provide custodial services for assets of the Trust held outside the U.S. The Trust's independent accountants examine the Trust's financial statements and assist in the preparation of certain reports to the Securities and Exchange Commission.

                             ADDITIONAL INFORMATION

LEGAL OPINION

          The validity of the shares offered by the Prospectus has been passed upon by Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, San Francisco, California 94105.


INDEPENDENT AUDITORS

          The annual financial statements of the Funds will be audited by Deloitte & Touche LLP, 350 South Grand Avenue, Suite 200, Los Angeles, California 90071-3462, independent auditors for the Funds.

LICENSE TO USE NAME

          Metropolitan West Securities, LLC.and the Adviser have granted the Trust and each Fund the right to use the designation "Metropolitan West" in its name, and have reserved the right to withdraw their consent to the use of that designation under certain conditions, including the termination of the Adviser as the Funds' investment adviser. They have also reserved the right to license others to use this designation, including any other investment company.


OTHER INFORMATION

          The Prospectus and this Statement of Additional Information, together, do not contain all of the information set forth in the Registration Statement of Metropolitan West Funds filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The Registration Statement may be inspected at the Public Reference Room of the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates. It is also available on the SEC's Internet Web site at http://www.sec.gov. Statements contained in the Prospectus or this SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust's registration statement, each such statement being qualified in all respects by that reference.

                              FINANCIAL STATEMENTS

          Audited financial statements and the accompanying Independent Auditors' Report for the fiscal year ended March 31, 2002 for the TOTAL RETURN BOND FUND and the LOW DURATION BOND FUND, as contained in the Annual Report to Shareholders for the fiscal year ended March 31, 2002, are incorporated herein by reference to such report.


                                                                       Page B-38

--------------------------------------------------------------------------------
                       APPENDIX -- DESCRIPTION OF RATINGS
--------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE

BOND RATINGS:

"Aaa"--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody's applies numerical modifiers "l", "2" and "3" in each generic rating classification from Aa through B. The modifier "l" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the company ranks in the lower end of that generic rating category.

"A"--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

"Baa"--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba"--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B"--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


"Caa"--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca"--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C"--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS:

Moody's short-term debt ratings are opinions regarding the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

"P-1"--Issuers rated "Prime-l" or "P-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

"P-2"--Issuers rated "Prime-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

"P-3"--Issuers rated "Prime-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

"Not Prime"--Issuers rated "Not Prime" do not fall within any of the Prime rating categories. In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

STANDARD & POOR'S RATING GROUP

BOND RATINGS:

"AAA"--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA"--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

"A"--Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

"BBB"--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally

                                                                       Page B-39
exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

"CCC"--Debt rated CCC is regarded as being currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the debtor to meet its financial commitment on the debt. In the event of adverse business, financial, or economic conditions, the debtor is not likely to have the capacity to meet its financial commitment on the debt.

"CC"--An obligation rated CC is currently highly vulnerable to nonpayment.

"C"--Debt rated C is regarded as being currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankrupcty petition has been filed or similar action taken, but payments on this debt are being continued.

"D"--Debt rated D is regarded as in payment default. The D rating category is used when payments on debt are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a debt are jeopardized.

Plus (+) Minus (-)--The ratings from "AA to CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS:

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

"A-1"--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

"A-2"--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

"A-3"- This designation exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the debtor to meet its financial commitment on the debt.

"B"--This designation is regarded as having significant speculative characteristics. The debtor currently has the capacity to meet its financial commitment on the debt; however, it faces major ongoing uncertainties which could lead to the debtor's inadequate capacity to meet its financial commitment on the debt.

"C"--This designation is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the debtor to meet its financial commitment on the debt.

"D"--A short-term debt rated D is in payment default. The D rating category is used when payments on a debt are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a debt are jeopardized.

FITCH RATINGS

BOND RATINGS:

The following summarizes the ratings used by Fitch for corporate bonds:

"AAA"--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA"--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

"A"--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB"--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

"BB"--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial

                                                                       Page B-40
alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

"B"--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

"CCC, CC, C"--Bonds considered to have high default risk. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

"DDD, DD, D"--The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. Expected recovery values are highly speculative and cannot be estimated with any precision.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

SHORT-TERM DEBT RATINGS:

"F-1+"--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1"--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

"F-2"--Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

"F-3"--Fair Credit Quality. Issues assigned this rating have adequate capacity for timely payment of financial commitments; however, near-term adverse changes could result in a reduction to non-investment grade.

"B"--Speculative. Issues assigned this rating have minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions. "C"--High Default Risk. Default is a real possibility for issues assigned this rating. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

"D"--Default. Issues assigned this rating denote actual or imminent payment default.

                                                                       Page B-41

                             METROPOLITAN WEST FUNDS
                                 CLASS M SHARES
                       STATEMENT OF ADDITIONAL INFORMATION


                                  July 31, 2002

     This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus dated July 31, 2002, as supplemented from time to time, which includes Metropolitan West High Yield Bond Fund - Class M (the "HIGH YIELD BOND FUND"), Metropolitan West Intermediate Bond Fund - Class M (the "INTERMEDIATE BOND FUND"), Metropolitan West Total Return Bond Fund - Class M Shares (the "TOTAL RETURN BOND FUND"), Metropolitan West Low Duration Bond Fund - Class M Shares (the "LOW DURATION BOND FUND"), Metropolitan West Short-Term Investment Fund - Class M Shares (the "SHORT-TERM INVESTMENT FUND") and Metropolitan West AlphaTrak 500 Fund (the "ALPHATRAK 500 FUND"). Copies of the Prospectus may be obtained at no charge by writing to Metropolitan West Funds, 11766 Wilshire Boulevard, Suite 1580, Los Angeles, CA 90025. In this Statement of Additional INFORMATION, the HIGH YIELD BOND FUND, the INTERMEDIATE BOND Fund, the Total RETURN BOND FUND, the LOW DURATION BOND FUND, the SHORT-TERM INVESTMENT FUND and the ALPHATRAK 500 FUND may be referred to collectively as the "Funds" or individually as a "Fund." Metropolitan West Asset Management, LLC (the "Adviser") is the investment adviser to the Funds. Each Fund is a separate series of Metropolitan West Funds (the "Trust"). Incorporated by reference herein are the financial statements of the Funds contained in the Funds' Annual Report to Shareholders for the fiscal year ended March 31, 2002, including the Independent Auditors' Report dated May 3, 2002. Copies of the Funds' Annual and Semiannual Reports to shareholders are available, upon request, by calling (800) 241-4671, or by writing to Metropolitan West Funds, 11766 Wilshire Blvd., Suite 1580, Los Angeles, California 90025. The SHORT-TERM INVESTMENT FUND, HIGH YIELD BOND FUND and INTERMEDIATE BOND FUND (Class M) were not operational as of July 31, 2002.

                                TABLE OF CONTENTS

THE TRUST.................................................................................Page B-3

INVESTMENT OBJECTIVES AND POLICIES........................................................Page B-3
     INVESTMENT RESTRICTIONS..............................................................Page B-3

SECURITIES AND TECHNIQUES USED BY THE FUNDS...............................................Page B-4
     GENERAL..............................................................................Page B-4
     CREDIT RATINGS.......................................................................Page B-5
     DURATION.............................................................................Page B-5
     RISK FACTORS RELATING TO INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")...........Page B-6
     REPURCHASE AGREEMENTS................................................................Page B-7
     REVERSE REPURCHASE AGREEMENTS........................................................Page B-7
     U.S. GOVERNMENT SECURITIES...........................................................Page B-7
     CORPORATE DEBT AND OTHER OBLIGATIONS.................................................Page B-8
     CONVERTIBLE SECURITIES...............................................................Page B-8
     WARRANTS TO PURCHASE SECURITIES......................................................Page B-9
     LOANS OF PORTFOLIO SECURITIES........................................................Page B-9
     WHEN-ISSUED SECURITIES...............................................................Page B-9
     SHORT SALES..........................................................................Page B-9
     MORTGAGE-RELATED SECURITIES..........................................................Page B-10
     ASSET-BACKED SECURITIES..............................................................Page B-12
     RISK FACTORS RELATING TO INVESTING IN MORTGAGE-RELATED
          AND ASSET-BACKED SECURITIES.....................................................Page B-12
     COLLATERALIZED BOND OBLIGATIONS ("CBOs"), COLLATERALIZED LOAN
       OBLIGATIONS ("CLOs") AND COLLATERALIZED DEBT OBLIGATIONS...........................Page B-13
     BANK OBLIGATIONS.....................................................................Page B-13
     LOAN PARTICIPANTS....................................................................Page B-13
     DERIVATIVE INSTRUMENTS...............................................................Page B-14
     FOREIGN SECURITIES...................................................................Page B-21

                                                                        Page B-1


     ILLIQUID SECURITIES..................................................................Page B-22
     BORROWING............................................................................Page B-23

MANAGEMENT................................................................................Page B-24
     TRUSTEES AND OFFICERS................................................................Page B-24
     COMMITTEES...........................................................................Page B-27
     SECURITY AND OTHER INTERESTS.........................................................Page B-27
     COMPENSATION.........................................................................Page B-28
     CODE OF ETHICS.......................................................................Page B-29
     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..................................Page B-29
     PORTFOLIO TRANSACTIONS AND BROKERAGE.................................................Page B-30
     INVESTMENT ADVISORY SERVICES.........................................................Page B-31
     ADMINISTRATOR........................................................................Page B-32
     ACCOUNTING SERVICES..................................................................Page B-32
     CUSTODIAN AND TRANSFER AGENT.........................................................Page B-33
     DISTRIBUTOR..........................................................................Page B-33
     SHARE MARKETING PLAN.................................................................Page B-33

NET ASSET VALUE...........................................................................Page B-34

REDEMPTION IN KIND........................................................................Page B-35

DIVIDENDS AND TAX STATUS..................................................................Page B-35

PERFORMANCE INFORMATION...................................................................Page B-37

FURTHER INFORMATION ABOUT THE TRUST.......................................................Page B-40

ADDITIONAL INFORMATION....................................................................Page B-40
     LEGAL OPINION........................................................................Page B-40
     INDEPENDENT AUDITORS.................................................................Page B-40
     LICENSE TO USE NAME..................................................................Page B-40
     OTHER INFORMATION....................................................................Page B-40

FINANCIAL STATEMENTS......................................................................Page B-41

APPENDIX -- DESCRIPTION OF RATINGS........................................................Page B-42

                                                                        Page B-2

                                    THE TRUST

     The Trust was organized on December 9, 1996 as a Delaware business trust. The Trust is an open-end, management investment company currently consisting of six separate series, each of which has separate assets and liabilities. Each Fund other than the HIGH YIELD BOND FUND is a diversified fund. Each Fund other than the ALPHATRAK 500 FUND has two classes of shares of beneficial interest, with a par value of $0.01 per share. Class M shares and the undesignated shares of the ALPHATRAK 500 FUND are the subjects of this Statement of Additional Information. The Trust's Board of Trustees decides matters of general policy and reviews the activities of the Adviser. The Trust's officers conduct and supervise the daily business operations of the Trust. The Board of Trustees may, at its own discretion, create additional series of shares and classes within series.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of each Fund is described in the Prospectus.

     The portfolio and strategies with respect to the composition of each Fund are described in the Prospectus. The HIGH YIELD BOND FUND and INTERMEDIATE BOND FUND may require several months after commencement of operations to fully implement their principal investment strategy which is expressed as 80% or 90% of the applicable Fund's net assets being invested in the specified securities under normal conditions.

INVESTMENT RESTRICTIONS

     Each Fund has adopted the following restrictions (in addition to those indicated in the Prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of that Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the vote of the holders of a "majority" of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

     Except as noted, no Fund may:

     1. Purchase any security, other than obligations of the U.S. Government, its agencies, or instrumentalities ("U.S. Government securities") or mutual funds, if as a result of that purchase: (i) with respect to 75% of its total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) more than 25% of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry.

     2. Purchase securities on margin (but any Fund may obtain such short-term credits as may be necessary for the clearance of transactions) provided that the deposit or payment by a Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

     3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of collateral consisting of liquid securities or such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund's net assets (33 1/3% for the HIGH YIELD BOND FUND)(taken at current value) is held as collateral for such sales at any one time.

     4. Issue senior securities, borrow money or pledge its assets, except that any Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and may pledge its assets to secure such borrowings. The HIGH YIELD BOND FUND may borrow from a bank in amounts not exceeding 33 1/3% of its total assets (including borrowings) and may pledge its assets to secure such borrowings. The Funds may borrow from banks or enter into reverse repurchase agreements and pledge assets in connection therewith, but only if, to the extent required by applicable law, immediately after each borrowing there is asset coverage of at least 300%, except for borrowing for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of total assets.

     5. Purchase any security (other than U.S. Government securities) if as a result of that purchase, with respect to 75% of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

     6. Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

                                                                        Page B-3

     7. Make investments for the purpose of exercising control or management. (However, this does not prohibit representatives of the Fund or the Adviser from participating on creditor's committees with respect to the Fund's portfolio investments.)

     8. Participate on a joint or joint and several basis in any trading account in securities that would be restricted or prohibited by the 1940 Act, except to the extent the Fund has received an exemptive order from the Securities and Exchange Commission ("SEC") permitting such account or otherwise is in compliance with interpretive guidance from the staff of the SEC.

     9. Invest in commodities, except that the Fund may invest in futures contracts or options on futures contracts (a) for bona fide hedging purposes within the meaning of regulations of the Commodity Futures Trading Commission ("CFTC"), or (b) for other than bona fide hedging purposes if, as a result thereof, no more than 5% of that Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts (excluding in-the-money amounts). (This exception is an operating policy that may be changed without shareholder approval, consistent with applicable regulations.)

     In addition, the Trust has adopted the following non-fundamental policies, which may be changed without shareholder approval, so that no Fund will: (a) notwithstanding investment restriction (1) above, purchase any security, other than U.S. Government securities or mutual funds, if as a result of that purchase, with respect to 100% of that Fund's total assets, more than 5% of its total assets (determined at the time of investment) would then be invested in securities of a single issuer (this policy does not apply to the HIGH YIELD BOND
FUND); (b) invest in interests in oil, gas, or other mineral leases or exploration of development programs, although it may invest in the common stocks of companies that invest in or sponsor such programs; (c) invest more than 15% of its net assets in illiquid securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Securities Act"), that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees; and (d) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or other acquisition of assets or except as disclosed in the Prospectus or this Statement of Additional Information, but not more than 3% of the total outstanding stock of such company would be owned by the Fund and its affiliates.


                   SECURITIES AND TECHNIQUES USED BY THE FUNDS

     The following provides more detailed information about securities and techniques used by the Funds and the risks associated with them.

GENERAL

     The Funds will attempt to achieve their objectives by investing in the following types of securities that may be issued by domestic or foreign entities: (i) U.S. Government securities; (ii) corporate debt securities, including bonds, notes and debentures; (iii) corporate and asset-backed commercial paper; (iv) mortgage and other asset-backed securities, including CMOs and REMICs (see "Mortgage Related Securities"); (v) variable and floating rate debt securities (including inverse floaters); (vi) subordinated corporate, mortgage, and asset-backed securities; (vii) structured debentures, bonds and notes; (viii) collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other collateralized debt obligations ("CDOs"); (ix) bank certificates of deposit; (x) fixed time deposits and bankers' acceptances;
(xi) money market securities; (xii) repurchase agreements and reverse repurchase agreements; (xiii) debt securities that are convertible into or exchangeable for equity securities ("convertible securities"); (xiv) warrants; (xv) preferred and common equity securities; (xvi) obligations of foreign governments or their subdivisions, agencies and instrumentalities; (xvii) obligations of international agencies (such as the Agency for International Development) or supranational entities; (xviii) loan participations; (xix) derivatives; (xx) privately placed and Rule 144A securities; and (xxi) unrated securities. There is no limitation on the percentage of a Fund's assets that may be committed to any of these types of securities, except with regard to non-U.S. securities, futures or options and to the extent that a security may be deemed to be illiquid.

     In addition to the securities above, the ALPHATRAK 500 FUND may invest all of its assets in the following equity derivative instruments (and in liquid assets backing its investments in these derivatives): (i) S&P 500 Index futures contracts; (ii) Mini S&P 500 Index futures contracts ("E-Mini"); (iii) options on the S&P 500 Index and S&P futures; (iv) swap agreements involving the S&P 500 Index. When the above-listed S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund would not purchase all 500 issues, but would purchase a basket of common stocks represented in the S&P 500 Index that, in the opinion of the Adviser, will substantially track the movements in the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools or trusts that invest in such stocks.

                                                                        Page B-4

     Positions in S&P 500 Index futures and options will be entered into only to the extent they constitute permissible positions for the Fund according to applicable rules of the Commodity Futures Trading Commission ("CFTC"). At times, the Adviser may be constrained in its ability to use S&P 500 Index derivatives either by requirements of the Internal Revenue Code or by an unanticipated inability to close positions when it would be most advantageous to do so.

     Because each Fund may invest up to 25% of its total assets in money market mutual funds or mutual funds that invest in stocks, investors should know that a Fund would pay the additional fees and expenses of a mutual fund investment. This would result in an additional layer of management fees and expenses for shareholders in a Fund.

CREDIT RATINGS

     The Prospectus describes the permissible range of credit ratings for the securities in which each Fund is permitted to invest. Securities rated Baa are considered by Moody's to have speculative characteristics. For Baa/BBB rated securities, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Securities rated below BBB or Baa are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of their obligations and are commonly known as "junk bonds." The HIGH YIELD BOND FUND will invest at least 80% of its total assets in junk bonds if rated as such by at least one of the nationally recognized statistical rating organizations.

     After its purchase by one of the Funds, a security may be assigned a lower rating or cease to be rated. This would not require the Fund to sell the security, but the Adviser will consider such an event in determining whether the Fund should continue to hold the security in the portfolio.

DURATION

     In selecting fixed-income securities for the Funds, the Adviser makes use of the concept of duration. Duration is a measure of the expected life of a fixed-income security on a present value basis. Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Duration takes the length of time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a mortgage-backed, asset-backed, or callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time.

     For any fixed-income security with interest payments occurring before the payment of principal, duration is ordinarily less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure. A Fund's computation of duration is based on estimated rather than known factors. Thus, there can be no assurance that a particular portfolio duration will at all times be achieved by a Fund.

     Futures, options and options on futures have durations, which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.

     Short futures or put option positions have durations roughly equal to the negative of the duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

     There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency that coupon is reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

                                                                        Page B-5

     Assuming an expected average duration of .75 years for the SHORT-TERM INVESTMENT FUND or ALPHATRAK 500 FUND, a 1% decline in interest rates would cause the Fund to gain .75% in value; likewise, a 1% rise in interest would produce a decline of .75% in the Fund's value. It should be noted, however, that the above assumptions (regarding the ALPHATRAK 500 FUND) do not reflect any changes in S&P 500 Index futures contracts, other derivatives or S&P 500 Index stocks that may be held by the Fund. Assuming an expected average duration of 2 years for the LOW DURATION BOND FUND, a 1% decline in interest rates would cause the Fund to gain 2% in value; likewise, a 1% rise in interest rates would produce a decline of 2% in the Fund's value. Assuming an expected average duration of 4.5 years for the TOTAL RETURN BOND FUND, a 1% decline in interest rates would cause the Fund to gain 4.5% in value; likewise, a 1% rise in interest rates would produce a decline of 4.5% in the Fund's value. Assuming an expected average duration of 4 years for the HIGH YIELD BOND FUND or INTERMEDIATE BOND FUND, a 1% decline in interest rates would cause the Fund to gain 4% in value; likewise a 1% rise in interest would produce a decline of 4% in the Fund's value. Assuming an expected average duration of 2 years for the INTERMEDIATE BOND FUND, a 1% decline in interest rates would cause the Fund to gain 2% in value; likewise, a 1% rise in interest rates would produce a decline of 2% in the Fund's value. Other factors such as changes in credit quality, prepayments, the shape of the yield curve and liquidity affect the net asset value of the Funds and may be correlated with changes in interest rates. These factors can increase swings in the Fund's share prices during periods of volatile interest rate changes.


RISK FACTORS RELATING TO INVESTING IN HIGH-YIELD SECURITIES ("JUNK BONDS")

     Investments in securities rated below investment grade that are eligible for purchase by the Funds, and in particular the HIGH YIELD BOND FUND, are described as speculative by both Moody's and S&P. Lower-rated or unrated (i.e., high-yield or "junk bond") securities are more likely to react to developments affecting market risk (such as interest rate sensitivity, market perception of creditworthiness of the issuer and general market liquidity) and credit risk (such as the issuer's inability to meet its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The Adviser considers both credit risk and market risk in making investment decisions for the Funds. Investors should carefully consider the relative risk of investing in high-yield securities and understand that such securities are not generally meant for short-term trading. These high-yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high-yield may be more complex than for issuers of higher quality debt securities.

     High-yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. In the case of high-yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. The Adviser seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The amount of high-yield securities outstanding proliferated in the 1980's in conjunction with the increase in merger and acquisition and leveraged buyout activity. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations upon maturity. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values of high-yield securities, especially in a thinly traded market. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Funds' net asset value. Additionally, when secondary markets for high-yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     The use of credit ratings as the sole method of evaluating high-yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high-yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Adviser deems it in the best interest of shareholders.

                                                                        Page B-6

     Lower-rated or unrated debt obligations present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher- rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

     PARTICIPATION ON CREDITOR COMMITTEES. Representatives of a Fund (in particular the HIGH YIELD BOND FUND) may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when the Adviser believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.


REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements involving U.S. Government securities or other collateral including mortgage-related products or corporate securities with commercial banks or broker-dealers, whereby the seller of a security agrees to repurchase the security from the Fund on an agreed-upon date in the future. While each Fund intends to be fully collateralized as to such agreements, and the collateral will be marked to market daily, if the person obligated to repurchase from the Fund defaults, there may be delays and expenses in liquidating the securities subject to the repurchase agreement, a decline in their value and a loss of interest income.

     A repurchase transaction occurs when, at the time a Fund purchases a security, that Fund also resells it to a vendor (normally a commercial bank or broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the "Resold Securities." The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed-upon sum at the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. The Adviser will consider the creditworthiness of any vendor of repurchase agreements. Repurchase agreements can be considered as loans "collateralized" by the Resold Securities, and are defined as "loans" in the 1940 Act. The return on such collateral may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian either directly or through a securities depository (tri-party repurchase agreement) or the Federal Reserve book-entry system.

REVERSE REPURCHASE AGREEMENTS

     The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings.

U.S. GOVERNMENT SECURITIES

     The Funds may invest in U.S. Government securities. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes, bonds and component parts of notes or bonds (including the principal of such obligations or the interest payments scheduled to be paid on such obligations). U.S. Government securities also include securities issued or guaranteed by U.S. Government agencies and instrumentalities that issue or guarantee securities, including, but not limited to, the Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Banks, Federal Financing Bank, Student Loan Marketing Association. Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank and the International Bank for Reconstruction and Development.

     Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by

                                                                        Page B-7
discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such instrumentality only when the Adviser is satisfied that the credit risk with respect to that instrumentality is acceptable.

     Among the U.S. Government securities that may be purchased by the Funds are certain "mortgage-backed securities" of GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC") and FNMA. See the discussion under "Mortgage-Related Securities."

     The Funds may invest in component parts of the U.S. Treasury notes or bonds, namely, either the principal of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) Treasury obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, (iii) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components, or (iv) receipts evidencing the component parts (principal or interest) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (principal or interest) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS), and are not issued by the U.S. Treasury, therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

CORPORATE DEBT AND OTHER OBLIGATIONS

     The Funds may invest in corporate debt securities, variable and floating rate debt securities and corporate commercial paper in the rating categories described above. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates.

     The Funds may invest in corporate debt securities with contractual call provisions that permit the seller of the security to repurchase the security at a pre-determined price. The market price typically reflects the presence of a call provision.

     The Funds may invest in structured debentures and structured notes. These are hybrid instruments with characteristics of both bonds and swap agreements. Like a bond, these securities make regular coupon payments and generally have fixed principal amounts. However, the coupon payments are typically tied to a swap agreement which can be affected by changes in a variety of factors such as exchange rates, the shape of the yield curve and foreign interest rates. Because of these factors, structured debentures and structured notes can display price behavior that is more volatile than and often not correlated to other fixed-income securities.

     The Funds may also invest in inverse floaters and tiered index bonds. An inverse floater is a type of derivative that bears a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate of the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond. Tiered index bonds are also a type of derivative instrument. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined "strike" rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the "strike" rate, the interest rate on the tiered index bond will decrease. In general, the interest rates on tiered index bonds and inverse floaters move in the opposite direction of prevailing interest rates. The market for inverse floaters and tiered index bonds is relatively new. These corporate debt obligations may have characteristics similar to those of mortgage-related securities, but corporate debt obligations, unlike mortgage-related securities, are not subject to prepayment risk other than through contractual call provisions which generally impose a penalty for prepayment.

     A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes or other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, which are in the Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. These criteria are described in the Prospectus. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

CONVERTIBLE SECURITIES

                                                                        Page B-8

     The Funds may invest in convertible securities of domestic or foreign issuers that meet the ratings criteria set forth in the Prospectus. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specific period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also offers an investor the opportunity, through its conversion feature, to participate in the capital attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the stock of the same issuer.

WARRANTS TO PURCHASE SECURITIES

     The HIGH YIELD BOND FUND may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.


LOANS OF PORTFOLIO SECURITIES

     For the purpose of achieving income, a Fund may lend its portfolio securities, provided: (i) the loan is secured continuously by collateral consisting of short-term, high quality debt securities, including U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit, maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund, including collateral received from such loans.

WHEN-ISSUED SECURITIES

     The Funds may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. The price that the Fund is obligated to pay on the settlement date may be different from the market value on that date. While securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund's net asset value. The Fund will also designate liquid securities, marked-to-market daily, equal in value to its obligations for when-issued securities.

SHORT SALES

     If a Fund anticipates that the price of a security will decline, it may sell the security "short" and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Until the security is replaced, the Fund generally is required to pay to the lender amounts equal to any interest which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would also increase the cost of the security sold. The proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet the margin requirements, until the short position is closed out.

     Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount designated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

                                                                        Page B-9

     The HIGH YIELD BOND FUND may not make short sales of securities or maintain a short position if the value of the short position would exceed 33 1/3% of the Fund's total assets (taken at current value). Each of the other Funds may not make short sales of securities or maintain a short position if more than 25% of the Fund's net assets (taken at current value) are held as collateral for such sales at any one time.


MORTGAGE-RELATED SECURITIES

     The Funds may invest in residential or commercial mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), adjustable rate mortgage securities, CMO residuals, stripped mortgage-related securities, floating and inverse floating rate securities and tiered index bonds. CMOs and other mortgage-related securities that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities for purposes of applying a Fund's diversification tests. Generally, the entity that has the ultimate responsibility for the payment of interest and principal on a security is deemed to be the issuer of an obligation.

     MORTGAGE PASS-THROUGH SECURITIES: Mortgage pass-through securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect "passing through" monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Early payment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

     There are currently three types of mortgage pass-through securities, (i) those issued by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"); (ii) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but usually having some form of private credit enhancement.

     GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by the institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Obligations of FNMA and FHLMC are not backed by the full faith and credit of the United States Government. In the case of obligations not backed by the full faith and credit of the United States Government, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. FNMA and FHLMC may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to FNMA or FHLMC.

     Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the credit worthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/services and poolers, the Adviser determines that the securities meet the Funds' quality standards.

     COLLATERALIZED MORTGAGE OBLIGATIONS: CMOs, including CMOs that have elected to be treated for federal income tax purposes as Real Estate Mortgage Investment Conduits ("REMICs"), are hybrid instruments with characteristics of both bonds and mortgage pass-through securities. CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage

                                                                       Page B-10
pass-through securities guaranteed by GNMA, FHLMC or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a REMIC. All future references to CMOs shall also be deemed to include REMICs.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

     Certain issuers of CMOs are not considered investment companies pursuant to a rule recently adopted by the Securities and Exchange Commission ("SEC"), and the Funds may invest in the securities of such issuers without the limitations imposed by the 1940 Act on investments by the Fund in other investment companies. In addition, in reliance on an earlier SEC interpretation, the Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, issuers of these CMOs must be unmanaged, fixed asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Funds select CMOs that cannot rely on the rule or do not meet the above requirements, the Funds may not invest more than 10% of their assets in all such entities and may not acquire more than 3% of the voting securities of any single entity.

     The Funds also may invest in, among other things, parallel pay CMOs, Planned Amortization Class CMOs ("PAC bonds"), sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC bonds generally require payments of a specified amount of principal on each payment date. Sequential pay CMOs generally pay principal to only one class while paying interest to several classes. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing mortgage index or rate. Typical indices would include the eleventh district cost- of-funds index, the London Interbank Offered Rate, one-year Treasury yields, and ten-year Treasury yields.

     ADJUSTABLE RATE MORTGAGE SECURITIES: Adjustable rate mortgage securities ("ARMs") are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, 36, or 60 scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

     The ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest may be adjusted for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM's maximum rate, the ARM's coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.

     Some ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then utilized to reduce the outstanding principal balance of the ARM.

     CMO RESIDUALS: CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-related securities. See "Stripped Mortgage- Related Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-related securities, in certain circumstances a Fund may fail to recoup its initial investment in a CMO residual.

                                                                       Page B-11

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     STRIPPED MORTGAGE-RELATED SECURITIES: Stripped mortgage-related securities ("SMRS") are derivative multi- class mortgage securities. SMRS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

     SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMRS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest, (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently introduced. As a result, established trading markets have not yet been fully developed and accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund's limit on illiquid securities.

     INVERSE FLOATERS: An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond. Inverse floaters may experience gains when interest rates fall and may suffer losses in periods of rising interest rates. The market for inverse floaters is relatively new.

     TIERED INDEX BONDS: Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined "strike" rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the "strike" rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

ASSET-BACKED SECURITIES

     The Funds may invest in securities issued by trusts and special purpose corporations with principal and interest payouts backed by, or supported by, any of various types of assets. These assets typically include receivables related to the purchase of automobiles, credit card loans, and home equity loans. These securities generally take the form of a structured type of security, including pass-through, pay-through, and stripped interest payout structures similar to the CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objectives and policies of the Funds.

RISK FACTORS RELATING TO INVESTING IN MORTGAGE-RELATED AND ASSET-BACKED
SECURITIES

     The yield characteristics of mortgage-related and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Funds purchase such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Funds purchase these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Funds may invest a portion of their assets in derivative mortgage-related securities which are highly sensitive to changes in prepayment and interest

                                                                       Page B-12
rates. The Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

     During periods of declining interest rates, prepayment of mortgages underlying mortgage-related securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in high-yielding mortgage-related securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable rates is subject to generally prevailing interest rates at that time. Prepayments may also result in the realization of capital losses with respect to higher yielding securities that had been bought at a premium or the loss of opportunity to realize capital gains in the future from possible future appreciation.

     Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

COLLATERALIZED BOND OBLIGATIONS ("CBOs"), COLLATERALIZED LOAN OBLIGATIONS ("CLOs") AND OTHER COLLATERALIZED DEBT OBLIGATIONS ("CDOs")

     The Funds may invest in CBOs, CLOs and other CDOs, which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities (which would have the risks described elsewhere in this document for that type of security) and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities discussed elsewhere in this document, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes, volatility in values, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.


BANK OBLIGATIONS

     Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specific return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

     Obligations of foreign banks involve somewhat different risks than those affecting obligations of United States banks, including the possibility that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal or interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

LOAN PARTICIPATIONS

     The Funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing

                                                                       Page B-13
loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

     A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard or care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

     The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owned. Consequently, when in investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

     Each Fund limits the amount of it total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, a Fund will generally treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, Securities and Exchange Commission ("SEC") interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purpose of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Funds' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Loans and other types of direct indebtedness many not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's net asset value than if the value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds' currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of any investment restriction relating to the lending of funds or assets by a Fund.

     Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Funds. For example, if the loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

DERIVATIVE INSTRUMENTS

                                                                       Page B-14

     In addition to the asset-backed securities, CBOs, CLOs and other CDOs and mortgage-related securities (including tiered index bonds and inverse floaters) which may be purchased by the Funds, the Funds may utilize certain other financial instruments with performance derived from the performance of an underlying asset ("derivatives"). The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies, and enter into futures contracts and use options on futures contracts. The Funds also may enter into swap agreements with other institutional investors with respect to foreign currencies, interest rates, and securities indices. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. Each Fund will maintain designated assets consisting of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets (including net proceeds from purchases and redemptions of Fund shares that have not settled but are expected to timely settle in the usual way), marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under options, futures contracts and swap agreements to avoid leveraging of the Fund. The value of some derivative investments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates or securities prices. A Fund's ability to successfully utilize these instruments may depend in part on the Adviser's ability to forecast correctly the movement of interest rates and other economic factors. Should the Adviser incorrectly forecast those factors, and take positions in derivative instruments contrary to prevailing market trends, the Funds could lose value and experience substantial volatility. A Fund may invest up to 15% of its total assets in options and futures, except for the AlphaTrak 500 Fund that may invest at a higher level otherwise consistent with the Prospectus and this Statement of Additional Information.

     The Funds may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which a Fund owns or anticipates purchasing due to anticipated changes in interest rates. The Funds also may engage in currency exchange transactions by means of buying or selling foreign currency on a spot basis, entering into forward foreign currency exchange contracts, and buying and selling foreign currency options, futures and options on futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Funds' investment or anticipated investment in securities denominated in foreign currencies.

     OPTIONS ON SECURITIES AND ON SECURITIES INDEXES: A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund's holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

     The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

     Risks Associated with Options on Securities and Indexes. As mentioned above, there are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

                                                                       Page B-15

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in the Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P 100; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as Euro. It is expected that other futures contracts will be developed and traded in the future.

     A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     Each Fund will use futures contracts and options on futures contracts in accordance with the applicable rules of the CFTC under which the Trust and the Funds avoid being deemed a "commodity pool" and the Adviser being deemed a "commodity pool operator." Accordingly, each Fund intends generally to limit its use of futures contracts and futures options as described below under "Limitations on Use of Futures and Futures Options."

     The Funds generally will use futures for hedging purposes only. The ALPHATRAK 500 FUND uses futures in an effort to achieve total return greater than the S&P 500 Index (and as such, hedges S&P 500 Index exposure), as described in the Prospectus. With respect to hedging transactions, for example, a Fund might use futures contract to hedge against anticipated changes in interests rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     A Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

                                                                       Page B-16

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also designate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Limitations on Use of Futures and Futures Options. The Funds generally will enter into positions in futures contracts and related options only for hedging purposes. With respect to positions in futures and related options that do not constitute hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. There is no other percentage limitation on a Fund's use of options, futures and options thereon, except for the limitation on foreign currency option contracts described below.

     When purchasing a futures contract, a Fund will designate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with (or for the benefit of) a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will designate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with (or for the benefit of) a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     To the extent that securities with maturities greater than one year are used to establish and collateralize or cover a Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted for the Fund in the Prospectus.

                                                                       Page B-17

     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Dividends and Tax Status."

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities. and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

     SWAP AGREEMENTS. The Funds may enter into interest rate, index and currency exchange rate swap agreements. These transactions are entered into in a attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a designated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for

                                                                       Page B-18
purposes of the Fund's investment restriction concerning senior securities. Swap agreements are subject to the Funds' overall limit that no more than 15% of net assets may be invested in illiquid securities, and a Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objectives will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines).

     Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the "Code") may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreements must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

     STRUCTURED NOTES. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

     FOREIGN CURRENCY OPTIONS AND RELATED RISKS: The Funds may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Funds hold in their portfolios or intend to purchase. For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

     No Fund will enter into foreign currency option contracts if the premiums on such options exceed 5% of the Fund's total assets.

     The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and

                                                                       Page B-19
may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

     RISKS OF OPTIONS TRADING: The Funds may effectively terminate their rights or obligations under options by entering into closing transactions. Closing transactions permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of a foreign security. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

     Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and a Fund will realize a loss of any premium paid and any transaction costs. Closing transactions may be effected only by negotiating directly with the other party to the option contract, unless a secondary market for the options develops. Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, a Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it had purchased in order to realize any profit.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Funds may use forward contracts to protect against uncertainty in the level of future exchange rates. The Funds will not speculate with forward contracts or foreign currency exchange rates.

     A Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock" in the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     A Fund also may use forward contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Adviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Funds' portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. A Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or (2) the Fund designates liquid assets in an amount not less than the value of the Fund's total assets committed to the consummation of the contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

                                                                       Page B-20

     At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

     The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

FOREIGN SECURITIES

     Each Fund has the right to invest up to 25% of its total assets in securities of foreign issuers that are denominated in U.S. dollars. Investments in securities of foreign issuers that are not denominated in U.S. dollars by the Funds will be limited to a maximum of 15% of each Fund's total assets.Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry; and foreign currencies may be stronger or weaker than the U.S. dollar. The Adviser believes that the ability to invest abroad will enable the Funds to take advantage of these differences when they are favorable.

     Fixed-income securities that may be purchased by the Funds include debt obligations issued or guaranteed by foreign governments, their subdivisions, agencies or instrumentalities, or by supranational entities that have been constituted by the governments of several countries to promote economic development, such as The World Bank and The Asian Development Bank. Foreign investment in certain foreign government debt is restricted or controlled to varying degrees.

     The Funds may also invest in fixed-income securities of issuers located in emerging foreign markets; provided, however, that the Funds (other than the HIGH YIELD BOND FUND) may invest up to only 10% of their total assets in emerging markets securities. Emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, Malaysia, New Zealand, Hong Kong, Singapore and most Western European countries. In determining what countries constitute emerging markets, the Adviser will consider, among other things, data, analysis and classification of countries published or disseminated by the International Bank for Reconstruction and Development (the "World Bank") and the International Financial Corporation. Currently, investing in many emerging markets may not be desirable or feasible, because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Funds expect to expand and further broaden the group of emerging markets in which they invest.

     From time to time, emerging markets have offered the opportunity for higher returns in exchange for a higher level of risk. Accordingly, the Adviser believes that each Fund's ability to invest in emerging markets throughout the world may enable the achievement of results superior to those produced by funds, with similar objectives to those of the Funds, that invest solely in securities in developed markets. There is no assurance that any Fund will achieve these results.

     The Funds may invest in the following types of emerging market fixed-income securities: (a) fixed-income securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government-owned, controlled or sponsored entities, including central banks (collectively, "Sovereign Debt"), including Brady Bonds (described below); (b) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of Sovereign Debt; (c) fixed-income securities issued by banks and other business entities; and (d) fixed-income securities denominated in or indexed to the currencies of emerging markets. Fixed-income securities held by the Funds may take the form of bonds, notes, bills, debentures, bank debt obligations, short-term paper, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment

                                                                       Page B-21
characteristics of any of the foregoing. There is no requirement with respect to the maturity of fixed-income securities in which the Funds may invest.

     The Funds may invest in Brady Bonds and other Sovereign Debt of countries that have restructured or are in the process of restructuring Sovereign Debt pursuant to the Brady Plan. "Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other agreements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

     Emerging market fixed-income securities generally are considered to be of a credit quality below investment grade, even though they often are not rated by any nationally recognized statistical rating organizations. Investment in emerging market fixed-income securities will be allocated among various countries based upon the Adviser's analysis of credit risk and its consideration of a number of factors, including: prospects for relative economic growth among the different countries in which the Funds may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors. The Adviser's emerging market sovereign credit analysis includes an evaluation of the issuing country's total debt levels, currency reserve levels, net exports/imports, overall economic growth, level of inflation, currency fluctuation, political and social climate and payment history. Particular fixed-income securities will be selected based upon credit risk analysis of potential issuers, the characteristics of the security and interest rate sensitivity of the various debt issues available with respect to a particular issuer, analysis of the anticipated volatility and liquidity of the particular debt instruments, and the tax implications to the Fund. The emerging market fixed-income securities in which the Funds may invest are not subject to any minimum credit quality standards.



ILLIQUID SECURITIES

     A Fund may not invest more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions of resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illegal securities promptly or at reasonable prices and might

                                                                       Page B-22
thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Currently the Funds may invest in securities issued in private placements. The Funds may invest in mezzanine securities which are placed between debt and equity in a company's capital structure. These securities are typically subordinated debt instruments for late stage venture and mature companies and may offer income through a current coupon and equity participation through a warrant. In addition to being subject to credit risk, mezzanine securities are generally considered less liquid.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this rule and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one or two of the highest rating categories by at least two nationally recognized statistical rating organizations ("NRSRO"), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Adviser, and
(ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


BORROWING

     The HIGH YIELD BOND FUND may borrow money to the extent permitted under the INTERMEDIATE BOND FUND, 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, it may borrow money from banks for any purpose in an amount up to 1/3 of the Fund's total assets. A mutual fund may also borrow for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the mutual fund's total assets.

     The TOTAL RETURN BOND FUND, LOW DURATION BOND FUND, INTERMEDIATE BOND FUND, ALPHATRAK 500 FUND and SHORT-TERM INVESTMENT FUND each may borrow for temporary, emergency or investment purposes up to 10% of its total assets. This borrowing may be unsecured.

     The provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     Borrowing subjects a Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. This is the speculative factor known as leverage.

     As noted above, a Fund also may enter into certain transactions, including reverse repurchase agreements, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under a reverse


                                                                       Page B-23
purchase agreement (or economically similar transaction) by the designation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

     The business and affairs of the Trust and each Fund is under the direction of the Board of Trustees. Information pertaining to the Trustees and officers of the Trust is provided in the table below. The term "officer" means president, vice president, secretary, treasurer, controller, or any other officer who performs policy making functions. All Trustees oversee four active Funds. For purposes of trust business, the address for all Trustees and officers is c/o Metropolitan West Asset Management, LLC, 11766 Wilshire Boulevard, Suite 1580, Los Angeles, CA 90025.




                                                                       Page B-24


------------------------------------------------------------------------------------------------------------------------------------
Name, Address and            Position(s)  Term of       Principal Occupations During Past         Other Directorships Held by
Year of Birth                Held with    Office and    Five Years                                Trustee
                             Trust        Length of
                                          Time Served
------------------------------------------------------------------------------------------------------------------------------------
                                             INDEPENDENT TRUSTEES OF THE TRUST*
------------------------------------------------------------------------------------------------------------------------------------
David H. Edington            Trustee      Indefinite    Mr. Edington is the founder (and since    None
(1957)                                    term since    July 1999, the President) of Rimrock
                                          2001          Capital Management (previously known as
                                                        Rimrock Enterprises, Inc.), an
                                                        investment advisory firm which acts as
                                                        investment adviser to Rimrock Trading,
                                                        L.P.  Prior to April, 1998, Mr.
                                                        Edington was Managing Director of
                                                        Pacific Investment Management Company
                                                        (PIMCO)
------------------------------------------------------------------------------------------------------------------------------------
Martin Luther King III       Trustee      Indefinite    Since 1998, Mr. King has served as the    None
(1957)                                    term since    President and Chief Executive Officer
                                          1997          of the Southern Christian Leadership
                                                        Conference.  He has been engaged as an
                                                        independent motivational lecturer.
                                                        since 1980.
------------------------------------------------------------------------------------------------------------------------------------

                                                                       Page B-25


------------------------------------------------------------------------------------------------------------------------------------
Name, Address and            Position(s)  Term of       Principal Occupations During Past         Other Directorships Held by
Year of Birth                Held with    Office and    Five Years                                Trustee
                             Trust        Length of
                                          Time Served
------------------------------------------------------------------------------------------------------------------------------------
Daniel D. Villanueva         Trustee      Indefinite    Mr. Villanueva has served as the          Mr. Villanueva is the Chairman of
(1937)                                    term since    Chairman and Managing Director of         Bastion Capital Corporation.  He
                                          1997          Bastion Capital Corporation               also serves as Chairman of
                                                        (investments) since 1990. He has served   Integrated Water Resources and as
                                                        as the Chairman of Integrated Water       a Director of the Telemundo
                                                        Resources since 1999.                     Network.
------------------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED TRUSTEES**
------------------------------------------------------------------------------------------------------------------------------------
Scott B. Dubchansky         Chairman of   Indefinite    Mr. Dubchansky has been the Chief         None
(1960)                      the Board     term since    Executive officer of the Adviser since
                            of            1997          August 1996.  From August 1992 through
                            Trustees,                   August 1996, Mr. Dubchansky was a
                            President                   Senior Vice President of Donaldson
                            and Chief                   Lufkin & Jenrette in the Fixed Income
                            Executive                   Division.
                            Officer
------------------------------------------------------------------------------------------------------------------------------------
Keith T. Holmes             Trustee       Indefinite    Mr. Holmes has been a partner of the      None
(1952)                                    term since    law firm King, Purtich, Holmes, Paterno
                                          1997          & Berliner (and its predecessor firm
                                                        King, Purtich & Holmes) since 1992.
                                                        Mr. Holmes practices corporate finance
                                                        and real estate law.  Mr. Holmes' firm
                                                        has performed legal services for the
                                                        Adviser and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Joseph D. Hattesohl         Treasurer     Indefinite    Mr. Hattesohl has been the Chief          N/A
(1963)                                    term since    Financial Officer of the Adviser since
                                          2000          November 2000.  From February 1995
                                                        through November 2000,  Mr. Hattesohl
                                                        was a Vice President of Pacific
                                                        Investment Management Company (PIMCO)
                                                        in Newport Beach, California.  From
                                                        March 1993 through February 1995, Mr.
                                                        Hattesohl was a Director of Finance
                                                        with Carl I. Brown & Co.
------------------------------------------------------------------------------------------------------------------------------------
James E. Menvielle          Assistant     Indefinite    Presently, Mr. Menvielle is the           N/A
(1972)                      Treasurer     term since    Controller for the Adviser.  Mr.
                                          1998          Menvielle has been with the Adviser
                                                        since 1998.  From 1995 to 1998, he was
                                                        a Senior Accountant with Deloitte &
                                                        Touche LLP.
------------------------------------------------------------------------------------------------------------------------------------

                                                                       Page B-26


------------------------------------------------------------------------------------------------------------------------------------
Name, Address and            Position(s)  Term of       Principal Occupations During Past         Other Directorships Held by
Year of Birth                Held with    Office and    Five Years                                Trustee
                             Trust        Length of
                                          Time Served
------------------------------------------------------------------------------------------------------------------------------------
Lara E. Mulpagano            Secretary    Indefinite    Since 1996, Ms. Mulpagano has been a      N/A
(1969)                                    term since    Vice President and Assistant Portfolio
                                          1997          Manager for the Adviser. From 1993 to
                                                        1996, she was an Assistant Portfolio
                                                        Manager for the fixed income
                                                        department of Hotchkis & Wiley. From
                                                        1991 to 1993, she was a research
                                                        assistant at Pacific Investment
                                                        Management Company (PIMCO).
------------------------------------------------------------------------------------------------------------------------------------
Arlana D. Williams          Assistant     Indefinite    Presently, Ms. Williams is an Assistant   N/A
(1972)                      Treasurer     term since    Vice President for the Adviser.  She
                            and           1998          has been with the Adviser since 1998.
                            Principal                   From 1995 to 1998, she was a Senior
                            Accounting                  Accountant with Ernst & Young LLP.
                            and                         From 1994 to 1995, she was an
                            Financial                   accountant with Coopers & Lybrand LLP.
                            Officer
------------------------------------------------------------------------------------------------------------------------------------

* Denotes a Trustee who is not an "interested" person of the Fund as defined in the 1940 Act.

** Denotes a Trustee who is an "interested" person of the Trust as defined in the 1940 Act, due to the relationship indicated with the Adviser.

     The Trust does not pay salaries to any of its officers or fees to any of its Trustees who are affiliated with the Adviser. Disinterested Trustees received an annual retainer of $6,000 and $1,500 for each meeting of the Board of Trustees attended for the fiscal year ended March 31, 2002. Mr. Holmes will also be compensated according to this schedule. Mr. Holmes is not a disinterested Trustee because he provides legal services to the Adviser and its affiliates.


COMMITTEES

     The Board has an Audit Committee consisting of Messrs. King, Edington and Villanueva. Mr. King is the Chairman of the Audit Committee. All of the members of the Audit Committee are "non-interested persons" as defined in the 1940 Act ("Independent Trustees"). The Audit Committee reviews the scope and results of the Trust's annual audit with the Trust's independent accountants and recommends the engagement of such accountants. The Audit Committee met one time during the fiscal year ended March 31, 2002.

     The Board has a Pricing Committee consisting of Mr. Villanueva, an Independent Trustee, and Tad Rivelle and Laird Landmann, both portfolio managers of the Adviser. The Pricing Committee is responsible for the fair value pricing of any securities held by the Funds as necessary. The Pricing Committee of the Trust met once during the fiscal year ended March 31, 2002.

SECURITY AND OTHER INTERESTS

     The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in each portfolio of the Trust and in all registered investment companies overseen by the Trustee within the Trust's family of investment companies, as of December 31, 2001.


                                                                                               Aggregate Dollar Range of Equity
                                                                                           Securities in All registered Investment
                                              Dollar Range of Equity                     Companies Overseen by Director in Family of
      Name of Trustee                       Securities in the Funds (1)                              Investment Companies
INDEPENDENT TRUSTEES


                                                                       Page B-27


David H. Edington                                      None                                                  None
Martin Luther King, III                                None                                                  None
Daniel D. Villanueva                                   None                                                  None

INTERESTED TRUSTEES

Scott B. Dubchansky            Low Duration Bond Fund-Class M ($50,001-$100,000)                        $100,001 plus
                               Total Return Bond Fund-Class M ($50,001-$100,000)
                                       AlphaTrak 500 Fund ($100,001 plus)

Keith T. Holmes                                AlphaTrak 500 Fund                                       $100,001 plus
                                         Total Return Bond Fund-Class M

(1) Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the "1934 Act") include direct and or indirect ownership of securities where the trustee's economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 plus.

     As of December 31, 2001, none of the Independent Trustees, or their immediate family members owned, beneficially or of record, any securities in the advisers or principal underwriter of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the adviser or principal underwriter of the Trust.

     As of June 30, 2002, the Trustees and officers of the Trust and the Adviser, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Funds. However, for a period of up to several months following commencement of operations of the HIGH YIELD BOND FUND and the INTERMEDIATE BOND FUND, the Adviser and its affiliates likely will own a majority of the outstanding shares of each of the above Funds.

COMPENSATION

     The total compensation paid by the Trust to each Trustee during the fiscal year ended March 31, 2002 is set forth below:


----------------------------------------------------------------------------------------------------------------------------------
                                     Aggregate           Pension or Retirement       Estimated Annual        Total Compensation
Name of Trustee                  Compensation from        Benefits Accrued As      Retirement Benefits       From the Trust and
                                    the Trust            Part of Fund Expenses       Upon Retirement           Fund Complex
----------------------------------------------------------------------------------------------------------------------------------
Scott B. Dubchansky                   None                      None                     None                      None
----------------------------------------------------------------------------------------------------------------------------------
Laird R. Landmann**                   None                      None                     None                      None
----------------------------------------------------------------------------------------------------------------------------------
Keith T. Holmes                     $10,500*                    None                     None                    $10,500
----------------------------------------------------------------------------------------------------------------------------------
David H. Edington**                 $ 6,000                     None                     None                    $ 6,000
----------------------------------------------------------------------------------------------------------------------------------
Martin Luther King III              $10,500                     None                     None                    $10,500
----------------------------------------------------------------------------------------------------------------------------------
James M. Lippman**                  $ 9,000                     None                     None                    $ 9,000
----------------------------------------------------------------------------------------------------------------------------------
Daniel D. Villanueva                $10,500*                    None                     None                    $10,500
----------------------------------------------------------------------------------------------------------------------------------

* Messrs. Holmes and Villanueva participate in a deferred compensation plan for certain eligible Trustees of the Trust. As of March 31, 2002, the total amount of deferred compensation, including interest, was $10,703 for Mr. Holmes and $10,838 for Mr. Villanueva.

** Mr. Edington became a Trustee of the Trust on November 19, 2001. Mr. Lippman resigned as a Trustee of the Trust on October 1, 2001. Mr. Landmann resigned as a Trustee of the Trust on May 20, 2002.


                                                                       Page B-28

     The Trust has an unfunded, non-qualified deferred compensation plan (the "Plan") for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees' fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee's deferral account, which is no later than when the Trustee ceases to be a member of the Board of Trustees, deferred fees will be paid out in a single sum in cash or a maximum of ten annual installments.



     The Trust has an unfunded, non-qualified deferred compensation plan (the "Plan") for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees' fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee's deferral account, which is no later than when the Trustee ceases to be a member of the Board of Trustees, deferred fees will be paid out in a single sum in cash or a maximum of ten annual installments.

CODE OF ETHICS

     The Funds and the investment adviser have adopted codes of ethics under Rule 17j-l of the 1940 Act that (i) establish procedures for personnel with respect to personal investing, (ii) prohibit or restrict certain transactions that may be deemed to create a conflict of interest between personnel and the Funds and (iii) permit personnel to invest in securities, including securities that may be purchased or held by the Funds.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Listed in the table below are shareholders deemed to be control persons or principal owners of a Fund, as defined in the 1940 Act. Control persons are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the outstanding voting securities of a Fund. Principal holders own of record or beneficially 5% or more of a Fund's outstanding voting securities. As of June 30, 2002, the following persons owned beneficially more than 5% of the outstanding voting shares of the Funds noted:

         FUND                                                 PERCENT OWNERSHIP

         TOTAL RETURN BOND FUND - CLASS M:

                  Charles Schwab & Co., Inc.                       72.39%
                  Special Custody Account
                  101 Montgomery Street
                  San Francisco, CA  94104

                  National Financial Services LLC                   8.33%
                  200 Liberty Street
                  One World Financial Center
                  New York, NY  10281

                  Merrill Lynch Pierce Fenner & Smith               6.08%
                  4800 Deer Lake Drive East
                  Jacksonville, FL  32246

         LOW DURATION BOND FUND - CLASS M:


                                                                       Page B-29

                  Charles Schwab & Co., Inc.                       70.83%
                  Special Custody Account
                  101 Montgomery Street
                  San Francisco, CA  94104

                  National Financial Services LLC                  14.52%
                  200 Liberty Street
                  One World Financial Center
                  New York, NY  10281

         ALPHATRAK 500 FUND:
         ------------------

                  Northern Trust Co.                               18.13%
                  Trustee, Rosemont Inc. PSP
                  P.O. Box 92956
                  Chicago, IL  60675

                  Trinity Health                                   14.89%
                  Holy Cross Employees Retirement
                  Trust - Retirement Health Care Plan
                  27870 Cabot Drive
                  Novi, MI  48377

                  Memorial Hospital of South Bend Indiana          12.68%
                  615 North Michigan Street
                  South Bend, IN  46601

                  First Source Bank Custodian                       6.33%
                  FBO Memorial Health System
                  615 North Michigan
                  South Bend, IN  46601


PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Investment Advisory Agreement states that in connection with its duties to arrange for the purchase and sale of securities held in the portfolio of each Fund by placing purchase and sale orders for that Fund, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgment, implement the policy of the Trust to achieve "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker.

     The Adviser is also authorized by the Agreement to consider whether the broker provides brokerage and/or research services to the Funds and/or other accounts of the Adviser. The Agreement states that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Agreement provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Adviser shall be prepared to show that commissions paid (i) were for purposes contemplated by the Agreement;
(ii) were for products or services which provide lawful and appropriate assistance to the Adviser's decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information. The Adviser is also authorized to consider sales of shares of each Fund and/or of any other investment companies for which the Adviser acts as Adviser as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution," as defined above.

     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information assisting the Trust in the valuation of the Funds' investments. The research which the Adviser may receive for the Funds' brokerage commissions, whether

                                                                       Page B-30
or not useful to a Fund, may be useful to the Adviser in managing the accounts of the Adviser's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to any Fund.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by the Funds directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     For the fiscal years ended March 31, 2000, 2001 and 2002, brokerage commissions (as opposed to dealer mark-ups) paid by the Funds were as follows:
TOTAL RETURN BOND FUND - $9,600 for 2000, $80,425 for 2001 and $10,644 for 2002;
LOW DURATION BOND FUND -- $28,536 for 2000, $39,288 for 2001 and $59,304 for
2002; and ALPHATRAK 500 FUND -- $3,083 for 2000, $12,886 for 2001 and $19,613
for 2002. No brokerage commissions were paid by the HIGH YIELD BOND FUND and INTERMEDIATE BOND FUND during the last fiscal year. The Adviser has not obtained any soft dollar benefits from transactions by the Funds since inception of the Funds.


INVESTMENT ADVISORY SERVICES

     The Adviser, Metropolitan West Asset Management, LLC, with principal offices at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025, is a registered investment adviser organized as a California limited liability company in 1996.

     Under the Investment Advisory Agreement relating to the Funds, the Adviser provides the Funds with investment management services. As compensation for these services, each Fund pays management fees at an annualized rate of its average daily assets, as described in the Prospectus. For the fiscal years ended March 31, 2000, 2001 and 2002, the amounts of the advisory fees earned by the Adviser and the amounts of the reductions in fees and reimbursements of expenses by the Adviser as a result of the expense limitations and fee waivers described in the Prospectus were as follows:



------------------------------------------------------------------------------------------------------------------------------------
                             Fiscal Year ended                    Fiscal Year ended                     Fiscal Year ended
                               March 31, 2002                      March 31, 2001                        March 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
                                        Advisory Fees                        Advisory Fees                          Advisory Fees
                       Contractual       Reduced and       Contractual       Reduced and         Contractual        Reduced and
                         Advisory         Expenses          Advisory           Expenses           Advisory            Expenses
                          Fees          Reimbursed by         Fees           Reimbursed by          Fees            Reimbursed by
                                          Adviser                               Adviser                                Adviser
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN           $5,006,253         $378,724         $2,252,301          $399,158          $  895,646           $191,678
BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
LOW DURATION           $1,720,310         $326,336         $1,091,360          $254,289          $1,429,895           $242,609
BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
ALPHATRAK 500 FUND     $412,504           $63,708          $145,769            $87,368           $49,994              $100,284
------------------------------------------------------------------------------------------------------------------------------------


     No advisory fees were paid by the HIGH YIELD BOND FUND and the INTERMEDIATE BOND FUND during the last fiscal year.

     The Board of Trustees of the Trust, including the Independent Trustees, approved the Advisory Agreement with respect to the Funds pursuant to Section 15(c) of the Investment Company Act of 1940 at a meeting called for the purpose of voting on such approval. Before approving the Advisory Agreement, the Board evaluated information provided by the Adviser. The Board considered a number of factors before voting to approve the new Advisory Agreement with respect to the Funds, including the nature and quality of the services to be provided to the Funds, and the fees and expenses to be borne by the Funds. In reviewing the quality of the services to be provided to the Funds, the Board considered performance information of other mutual funds managed by the Adviser. The Board also reviewed the quality and depth of the Adviser's organization in general and the investment professionals to provide services to the Funds. In reviewing the fees and expenses to be borne by the Funds, the Board noted, among other things, that the advisory fees to be paid by the Funds and

                                                                       Page B-31
the proposed expenses of the Fund were favorable generally in relation to the relevant peer groups. Based of this review, the Board, including the Independent Trustees, concluded that the advisory fees to be paid by the Funds, as well as the proposed expenses of the Funds, are fair, both absolutely and in comparison with those of other funds in the industry, and that the shareholders should receive reasonable value in return for paying those fees and expenses.


     The Adviser has agreed in an Operating Expenses Agreement to limit each Fund's expenses as described in the Prospectus. That Agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund's operating expenses are otherwise below its expense cap. This obligation will not be recorded as a liability on the books of the Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent Trustees have approved that reimbursement. Certain officers and trustees of the Funds are also officers and directors of the Adviser. All officers serve without direct compensation from the Funds.

ADMINISTRATOR

     The Funds have a Services Agreement with PFPC Inc. ("PFPC" or the "Administrator"), with offices at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406. The Services Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Funds; prepare all required filings necessary to maintain the Funds' qualifications and/or registrations to sell shares in all states where each Fund currently does, or intends to do, business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Funds' servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary each Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Funds and the Administrator. No administrative fees were paid by the HIGH YIELD BOND FUND and INTERMEDIATE BOND FUND during the last fiscal year. The amount of administrative services fees paid by each Fund for the last three fiscal years is as follows:



          ---------------------------------------------------------------------------------
                                        Administration Fees
          ---------------------------------------------------------------------------------
                                   Total Return Bond       Low Duration     AlphaTrak 500
          Fiscal Year Ended             Fund                 Bond Fund         Fund
          ---------------------------------------------------------------------------------
          March 31, 2002               $783,749              $320,279         $39,482
          ---------------------------------------------------------------------------------
          March 31, 2001               $372,234              $218,443         $22,596
          ---------------------------------------------------------------------------------
          March 31, 2000               $103,891              $192,373         $7,092
          ---------------------------------------------------------------------------------

ACCOUNTING SERVICES

     As part of the Services Agreement, PFPC also serves as the accounting agent for the Funds and maintains the accounting books and records of the Funds, calculates the Funds' net asset value in accordance with the provisions of the Funds' current prospectus and prepares for Fund approval and use of various government reports, tax returns and proxy materials. No accounting services fees were paid by the HIGH YIELD BOND FUND and INTERMEDIATE BOND FUND during the last fiscal year. The amount of accounting services fees paid by each Fund for the last three fiscal years is as follows:

          ----------------------------------------------------------------------
                                  Accounting Service Fees
          ----------------------------------------------------------------------


                                                                       Page B-32


          ----------------------------------------------------------------------------------------
                                     Total Return Bond       Low Duration          AlphaTrak 500
          Fiscal Year Ended                Fund               Bond Fund               Fund
          ----------------------------------------------------------------------------------------
          March 31, 2002                 $197,848              $110,730             $43,509
          ----------------------------------------------------------------------------------------
          March 31, 2001                 $110,810              $83,122              $28,223
          ----------------------------------------------------------------------------------------
          March 31, 2000                  $49,368              $63,456              $25,001
          ----------------------------------------------------------------------------------------

CUSTODIAN AND TRANSFER AGENT

     The Bank of New York, 100 Church Street, 10th Floor, New York, New York 10286, serves as the Funds' custodian under a separate Custody Agreement. PFPC Inc. serves as the transfer agent for the Funds under a Services Agreement.

DISTRIBUTOR

     PFPC Distributors, Inc. (the "Distributor"), 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, a broker-dealer affiliated with the Administrator, acts as each Fund's principal underwriter in a continuous public offering of the Fund's shares. After its initial term of two years, the Underwriting Agreement between the Funds, the Adviser and the Distributor continues in effect for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of each Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not parties to such agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated without penalty by the parties thereto upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

SHARE MARKETING PLAN

     The Trust has adopted a Share Marketing Plan (or Rule 12b-1 Plan) (the "12b-1 Plan") with respect to the Funds pursuant to Rule 12b-1 under the 1940 Act. The Distributor serves as the distribution coordinator under the 12b-1 Plan and, as such, receives for disbursement any fees paid by the Funds pursuant to the 12b-1 Plan.

     On April 1, 1997, the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the "Independent Trustees") adopted the 12b-1 Plan. On June 10, 2002, the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan, adopted the Plan for Class M shares of the HIGH YIELD BOND FUND and INTERMEDIATE BOND FUND.

     Under the 12b-1 Plan, each Fund pays distribution fees to the Distributor at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets to reimburse expenses in connection with the promotion and distribution of the shares. The TOTAL RETURN BOND FUND and LOW DURATION BOND FUND began accruing for Rule 12b-1 expenses on April 1, 2000. The Adviser has undertaken to limit the 12b-1 expenses to 0.21% for the TOTAL RETURN BOND FUND, 0.19% for the LOW DURATION BOND FUND and 0.21% for the INTERMEDIATE BOND FUND the fiscal year ending March 31, 2003. The ALPHATRAK 500 FUND is presently waiving all Rule 12b-1 fees.

     The 12b-1 Plan provides that the Distributor may use the Rule 12b-1 distribution fees received from a Fund only to pay for the distribution and shareholder servicing expenses of the Fund. Distribution fees are accrued daily and paid monthly, and are charged as expense of the shares as accrued.

     A Fund is not obligated under the 12b-1 Plan to pay any distribution expense in excess of the distribution fee. Thus, if the 12b-1 Plan were terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed to the Distributor.

                                                                       Page B-33

     The 12b-1 Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Trustees of the Trust, including a majority of the Independent Trustees, vote annually to continue the 12b-1 Plan. The 12b-1 Plan (and any distribution agreement between the Trust, the Distributor or the Adviser and a selling agent) may be terminated without penalty upon at least 60-days' notice by the Distributor or the Adviser, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act).

     All distribution fees paid by the Funds under the 12b-1 Plan will be paid in accordance with Conduct Rule 2830 of NASD Regulation, Inc., as such Rule may change from time to time. Pursuant to the 12b-1 Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses on behalf of each Fund. In addition, as long as the 12b-1 Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Investment Company Act) of the Trust shall be made by the Trustees then in office who are not interested persons of the Trust.

     For the fiscal year ended March 31, 2002, the TOTAL RETURN BOND FUND paid fees under the 12b-1 Plan consisting of payments of approximately $3,943 for printing and mailing of prospectuses to other than current shareholders and $988,079 as compensation and shareholder servicing fees to broker/dealers, recordkeepers and other intermediaries that provide shareholder services. For the fiscal year ended March 31, 2002, the LOW DURATION BOND FUND paid fees under the 12b-1 Plan consisting of payments of approximately $1,459 for printing and mailing of prospectuses to other than current shareholders and $412,820 as compensation and shareholder servicing fees to broker/dealers, recordkeepers and other intermediaries that provide shareholder services. These amounts reflect actual payments made by the Funds net of reimbursement by the Adviser. The Funds did not have any unreimbursed expenses carried over to future years.

                                 NET ASSET VALUE

     As stated in the Prospectus, the net asset value per share of each Fund's shares will be determined at the close of the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. New York time, but the NYSE sometimes closes earlier) on each day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may, however, close on days not included in that announcement. No Fund is required to compute its net asset value on any day on which no order to purchase or redeem its shares is received. The daily net asset value may not reflect the closing market price for all futures contracts held by the Funds because the markets for certain futures close shortly after the time net asset value is calculated.

     Fixed-income securities for which market quotations are readily available are valued at the average of the latest bid and asked prices. However, securities with a demand feature exercisable within one to seven days are valued at par. The Funds receive pricing information from independent pricing vendors approved by the Board of Trustees. The Funds currently receive security prices from FT Interactive Data Corporation ("FT IDC") and other independent pricing vendors. FT IDC, Standard & Poor's JJ Kenny, and Bloomberg L.P. are regarded as some of the more common sources of readily available pricing information for fixed-income securities. Prices provided by FT IDC and other private vendors also may be based on quotations from one or more market makers.

     The Funds use a benchmark pricing system to the extent prices for securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from FT IDC or another pricing source. For a security priced using this system, the Adviser initially selects a benchmark composed of a relevant U.S. Treasury security and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The Adviser adjusts the value of the security daily based on changes to the market price of the assigned benchmark. Once each month the Adviser obtains from one or more dealers an independent review of prices produced by the benchmark system as well as a review of the benchmark selected to adjust the price. Although the Adviser believes that benchmark pricing is the most reliable method for pricing securities not priced by FT IDC or others, there is no assurance that the benchmark price reflects the actual price for which a Fund could sell a security. The accuracy of benchmark pricing depends on the judgment of one or more market makers regarding a security's market price, as well as the choice of the appropriate benchmark, subject to review by the Adviser. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board of Trustees.

     Debt securities which mature in less than 60 days are valued at amortized cost if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days (unless the Board of Trustees determines that this method does not represent

                                                                       Page B-34
fair value). S&P 500 futures contracts are valued at the first sale price after 4:00 p.m. EST on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange which it is traded.

     Equity securities, including depository receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the latest bid and ask prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market.

     Trading in securities listed on foreign securities exchanges is normally completed before the close of regular trading on the NYSE. In addition, foreign securities trading may not take place on all business days in New York and may occur on days on which the NYSE is not open. In addition, foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Events affecting the value of foreign securities and currencies will not be reflected in the determination of net asset value unless the Board of Trustees determines that the particular event would materially affect net asset value, in which case an adjustment will be made. Foreign currency exchange transactions conducted on a spot basis are valued at the spot rate prevailing in the foreign exchange market.

     Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board of Trustees.

                               REDEMPTION IN KIND

     If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of any Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of that Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

                            DIVIDENDS AND TAX STATUS

     Each Fund has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code). Each Fund is taxed as a separate entity under Subchapter M and must qualify on a separate basis. Qualification as a regulated investment company requires, among other things, that (a) at least 90% of a Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities, foreign currencies or options (including forward contracts) thereon; and (b) a Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). In addition, in order to qualify as a regulated investment company a Fund must distribute to its shareholders at least 90% of its net investment income, other than net capital gains, earned in each year. As such, and by complying with the applicable provisions of the Code, a Fund will not be subject to federal income tax on taxable income (including realized capital gains) that it distributes to shareholders in accordance with the timing requirements of the Code.

     A Fund must pay an excise tax to the extent it does not distribute to its shareholders during each calendar year at least 98% of its ordinary income for that calendar year, 98% of its capital gains over capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains for the preceding respective one-year period. The Funds intend to meet these distribution requirements to avoid excise tax liability. If the net asset value of shares of a Fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for Federal income tax purposes.

     The Taxpayer Relief Act (the "Relief Act") reduced the maximum tax on long-term capital gains from 28% to 20% for taxpayers in all brackets except for those in the 15% bracket, whose maximum rate will be 10% on those gains. Certain provisions of the Relief Act have since been changed and further changes not described in this Statement of Additional Information are possible.

                                                                       Page B-35

     Corporate shareholders are eligible to deduct 70% of dividends received from domestic corporations. The Funds pass through this benefit to their corporate shareholders subject to limitations under Section 854 of the Code. The dividends-received deduction is allowed to a corporate shareholder only if the shareholder satisfies a 46-day holding period for the dividend-paying stock (or a 91-day period for certain dividends on preferred stock). The 46-day (91-day) holding period generally does not include any time in which the shareholder is protected from the risk of loss otherwise inherent in the ownership of an equity interest. The Relief Act provided that the taxpayer must satisfy the holding period requirement with respect to each dividend. This determination is made by looking at the 90-day (180-day) period starting 45 days (90 days) before the ex-date. The 46 days (91 days) do not have to be consecutive and do not include any day in which risk of loss is diminished.

     A Fund must satisfy the above holding period requirements in order to pass through this benefit to its corporate shareholders. In addition, a corporate shareholder of a Fund must also satisfy the holding period requirement with respect to its Fund Shares. In determining the extent to which a Fund's dividends may be eligible for the 70% dividends-received deduction by corporate shareholders, interest income, capital gain net income, gain or loss from
Section 1256 contracts (described below), dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.

     The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Funds. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

     For accounting purposes, when a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by a Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

     Any security, option, or other position entered into or held by a Fund that substantially diminishes the Fund's risk of loss from any other position held by the Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain not being treated as long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term losses. Different elections are available to a Fund that may mitigate the effects of the straddle rules.

     Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term gain or loss.

     A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. A Fund may invest in the stock of foreign investment companies that may be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that a Fund derives from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, a Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. Each Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.

     Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on forward foreign currency exchange contracts (other than forward foreign currency exchange contracts that are governed by Section 1256 of the Code and for which no election is made) or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss. These gains and losses, referred to as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company

                                                                       Page B-37
taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the Fund's net capital gain. If a Fund's Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing the basis of each shareholder's shares.

     Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares received in connection with the payment of a dividend by a Fund constitute a replacement of shares.

     The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in a Fund. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and other foreign persons are subject to different tax rules, and may be subject to United States federal income tax withholding of up to 30% on certain payments received from a Fund. Shareholders are advised to consult with their own tax advisers concerning the application of federal, state, local, and foreign taxes to an investment in a Fund.

                             PERFORMANCE INFORMATION

     TOTAL RETURN: Average annual total return quotations used in the Funds' advertising and promotional materials are calculated according to the following formula:

                         P(1 + T) to the nth power = ERV

     where P equals a hypothetical initial payment of $1,000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     The average annual total returns for shares of each Fund for the periods shown were as follows:


          -------------------------------------------------------------------------------------------
                                                                                       Inception*
                                               Year Ended        5 Years Ended           Through
                                             March 31, 2002      March 31, 2002      March 31, 2002
          -------------------------------------------------------------------------------------------
          TOTAL RETURN BOND FUND-CLASS M        + 4.39%              + 8.48%            + 8.48%
          -------------------------------------------------------------------------------------------
          LOW DURATION BOND FUND-CLASS M         + 4.74%             + 7.01%            + 7.01%
          -------------------------------------------------------------------------------------------
          ALPHATRAK 500 FUND                     + 2.66%               N/A               + 3.35%
          -------------------------------------------------------------------------------------------

     * The inception date for the TOTAL RETURN BOND FUND and the LOW DURATION BOND FUND was March 31, 1997. The inception date of the ALPHATRAK 500 FUND was June 29, 1998.

     The formula for calculating aggregate total return is as follows:

                           A = [( ERV ) - 1 ]
                                  ---
                                   P

     Where:     A        =    aggregate total return.

                ERV      =    ending redeemable value at end of the period
                              covered by the computation of a hypothetical
                              $1,000 investment made at the beginning of the period.


                                                                       Page B-37

                P        =    hypothetical initial investment of $1,000.

     The calculations of average annual total returns before taxes and aggregate total returns (i) assume the maximum sales load (or other charges deducted from payments, if any, is deducted from the initial $1,000 payment, (ii) assume all distributions are reinvested at the price stated in the prospectus on the reinvestment dates during the period, (iii) include all recurring fees charged to all shareholder accounts, and (iv) assume a complete redemption at the end of the applicable period and deduction of all non-recurring charges deducted at the end of each period.

     Average annual total return (after taxes on distributions) is calculated according to the following formula:

                              ATV\\D\\ = P (1 + T)/n/

     Where:     P        =    hypothetical initial investment of $1,000.

                T        =    average annual total return (after taxes on
                              distributions).

                n        =    period covered by the computation, expressed in
                              terms of years.

                ATV\\D\\ =    ending value of a hypothetical $1,000 investment
                              after taxes on fund distributions but not after taxes on redemptions.

     The calculations of average annual total returns (after taxes on distributions) (i) assume the maximum sales load (or other charges deducted from payments), if any, is deducted from the initial $1,000 payment, (ii) assume all distributions, less federal income taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period, (iii) use federal income tax rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions), (iv) apply the highest individual marginal federal income tax rate in effect on the reinvestment date to each component of the distributions on the reinvestment date (which rates may vary over the measurement period), (v) include all recurring fees charged to all shareholder accounts, assuming that no additional taxes or tax credits result from any redemption of shares required to pay such fees, and (vi) assume a complete redemption at the end of the applicable period and deduction of all non-recurring charges deducted at the end of each period and that the redemption has no tax consequences. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculations disregard the effect of phase-outs of certain exemptions, deductions and credits at various income levels, the impact of the federal alternative minimum tax, and potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

     Average annual total return (after taxes on distributions and redemptions) is calculated according to the following formula:

                         ATV\\DR\\ = P (1 + T)/n/

     Where:     P         =     hypothetical initial investment of $1,000.

                T         =     average annual total return (after taxes on
                                distributions and redemption).

                n         =     period covered by the computation, expressed in
                                terms of years.

                ATV\\DR\\ =   ending value of a hypothetical $1,000 investment
                              after taxes on fund distributions and redemptions.

     The calculations of average annual total returns (after taxes on distributions and redemption) (i) assume the maximum sales load (or other charges deducted from payments), if any, is deducted from the initial $1,000 payment, (ii) assume all distributions, less federal income taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period, (iii) use federal income tax rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions), (iv) apply the highest individual marginal federal income tax rate in effect on the reinvestment date to each component of the distributions on the reinvestment date (which rates may vary over the measurement period), (v) include all recurring fees

                                                                       Page B-38
charged to all shareholder accounts, assuming that no additional taxes or tax credits result from any redemption of shares required to pay such fees, and (vi) assume a complete redemption at the end of the applicable period and deduction of all non-recurring charges deducted at the end of each period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculations disregard the effect of phase-outs of certain exemptions, deductions and credits at various income levels, the impact of the federal alternative minimum tax, and potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

     Since performance will fluctuate, performance data for the funds cannot necessarily be used to compare an investment in the funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

     YIELD: Annualized yield quotations used in a Fund's advertising and promotional materials are calculated by dividing the Fund's income for a specified 30-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                    YIELD = 2 [(a-b + 1) to the 6th power - 1]
                                             ---
                                             cd

     where a equals dividends and interest earned during the period; b equals expenses accrued for the period, net of reimbursements; c equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and d equals the maximum offering price per share on the last day of the period.

     Except as noted below, in determining net investment income earned during the period ("a" in the above formula), a Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360; and (3) multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

     Annualized yield for the Class M shares of the TOTAL RETURN BOND FUND and the LOW DURATION BOND FUND and the ALPHATRAK 500 FUND for the 30-day period ended June 30, 2002 was 8.43%, 6.65% and 6.78%, respectively.

     For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

     OTHER INFORMATION: Each Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials a Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money magazine, Forbes, Business Week, Financial World and Barron's. The Funds also may quote or refer to other portfolio or performance statistics that are intended to reflect historical volatility and other performance information, including the following: (1) Beta (the covariance of a share in relation to the rest of the market, with volatility equal to the market having a beta of 1); (2) R-squared (R2 reflects the degree to which the Fund's movements are explained by movements in its benchmark index. R2 can range from 0 to 1 with 1 meaning that all movements of a fund are explained by movements of the index);
(3) Alpha (alpha measures the Fund's return relative to an unmanaged portfolio index and is a general measure of the relative value a portfolio manager has contributed. A value greater than 0 indicates a positive contribution); and (4) Correlation coefficient (correlation coefficient provides a measure of how closely the returns of one variable [the fund] moves with another [the index]. It ranges from -1 to +1, with +1, indicating a perfect positive correlation, occurring only when the returns of the two variables move exactly at the same time, in the same direction, and in the same relative magnitude).

                                                                       Page B-39

                       FURTHER INFORMATION ABOUT THE TRUST

     The Declaration of Trust for the Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in each Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares. Each of such classes has or will have a different designation. Income and operating expenses not specifically attributable to a particular Fund are allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

     Rule 18f-2 under the Investment Company Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the series of the Trust affected by the matter. Under Rule 18f-2, a series is presumed to be affected by a matter, unless the interests of each series in the matter are identical or the matter does not affect any interest of such series. Under Rule 18f-2 the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of its outstanding shares. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by the shareholders of the Trust voting without regard to Fund.

     The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

     The Trust's custodian is responsible for holding the Funds' assets. Subcustodians provide custodial services for assets of the Trust held outside the U.S. The Trust's independent accountants examine the Trust's financial statements and assist in the preparation of certain reports to the Securities and Exchange Commission.

                             ADDITIONAL INFORMATION

LEGAL OPINION

     The validity of the shares offered by the Prospectus has been passed upon by Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, San Francisco, California 94105.


INDEPENDENT AUDITORS

     The annual financial statements of the Funds will be audited by Deloitte & Touche LLP, 350 South Grand Avenue, Suite 200, Los Angeles, California 90071-3462, independent auditors for the Funds.

LICENSE TO USE NAME

     Metropolitan West Securities, LLC and the Adviser have granted the Trust and each Fund the right to use the designation "Metropolitan West" in its name, and have reserved the right to withdraw their consent to the use of that designation under certain conditions, including the termination of the Adviser as the Funds' investment adviser. They have also reserved the right to license others to use this designation, including any other investment company.

OTHER INFORMATION

                                                                       Page B-40

     The Prospectus and this Statement of Additional Information, together, do not contain all of the information set forth in the Registration Statement of Metropolitan West Funds filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The Registration Statement may be inspected at the Public Reference Room of the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates. It is also available on the SEC's Internet Web site at http://www.sec.gov. Statements contained in the Prospectus or this SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust's registration statement, each such statement being qualified in all respects by that reference.

                              FINANCIAL STATEMENTS

     Audited financial statements and the accompanying Independent Auditors' Report for the fiscal year ended March 31, 2002 for the TOTAL RETURN BOND FUND, the LOW DURATION BOND FUND and the ALPHATRAK 500 FUND, as contained in the Annual Report to Shareholders for the fiscal year ended March 31, 2002, are incorporated herein by reference to that report.


                                                                       Page B-41

--------------------------------------------------------------------------------
                       APPENDIX -- DESCRIPTION OF RATINGS
--------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE

BOND RATINGS:

"Aaa"--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody's applies numerical modifiers "l", "2" and "3" in each generic rating classification from Aa through B. The modifier "l" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the company ranks in the lower end of that generic rating category.

"A"--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

"Baa"--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba"--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B"--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa"--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca"--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C"--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS:

Moody's short-term debt ratings are opinions regarding the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

"P-1"--Issuers rated "Prime-l" or "P-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

"P-2"--Issuers rated "Prime-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

"P-3"--Issuers rated "Prime-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

"Not Prime"--Issuers rated "Not Prime" do not fall within any of the Prime rating categories. In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

STANDARD & POOR'S RATING GROUP

BOND RATINGS:

"AAA"--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA"--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

"A"--Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                                                                       Page B-42

"BBB"--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

"CCC"--Debt rated CCC is regarded as being currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the debtor to meet its financial commitment on the debt. In the event of adverse business, financial, or economic conditions, the debtor is not likely to have the capacity to meet its financial commitment on the debt.

"CC"--An obligation rated CC is currently highly vulnerable to nonpayment.

"C"--Debt rated C is regarded as being currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankrupcty petition has been filed or similar action taken, but payments on this debt are being continued.

"D"--Debt rated D is regarded as in payment default. The D rating category is used when payments on debt are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a debt are jeopardized.

Plus (+) Minus (-)--The ratings from "AA to CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS:

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

"A-1"--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

"A-2"--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

"A-3" - This designation exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the debtor to meet its financial commitment on the debt.

"B"--This designation is regarded as having significant speculative characteristics. The debtor currently has the capacity to meet its financial commitment on the debt; however, it faces major ongoing uncertainties which could lead to the debtor's inadequate capacity to meet its financial commitment on the debt.

"C"--This designation is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the debtor to meet its financial commitment on the debt.

"D"--A short-term debt rated D is in payment default. The D rating category is used when payments on a debt are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a debt are jeopardized.

FITCH RATINGS


BOND RATINGS:

The following summarizes the ratings used by Fitch for corporate bonds:

"AAA"--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA"--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

"A"--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB"--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

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"BB"--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

"B"--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

"CCC, CC, C"--Bonds considered to have high default risk. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

"DDD, DD, D"--The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. Expected recovery values are highly speculative and cannot be estimated with any precision.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

SHORT-TERM DEBT RATINGS:

"F-1+"--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1"--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

"F-2"--Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

"F-3"--Fair Credit Quality. Issues assigned this rating have adequate capacity for timely payment of financial commitments; however, near-term adverse changes could result in a reduction to non-investment grade.

"B"--Speculative. Issues assigned this rating have minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

"C"--High Default Risk. Default is a real possibility for issues assigned this rating. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

"D"--Default. Issues assigned this rating denote actual or imminent payment default.

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